UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05387

Franklin Mutual Series Funds

(Exact name of registrant as specified in charter)

101 John F. Kennedy Parkway, Short Hills, NJ 07078-2705

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (210) 912-2100

Date of fiscal year end: 12/31

Date of reporting period: 06/30/20

Item 1.	Reports to Stockholders.

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Franklin Mutual Beacon Fund Shareholder:

During the six months ended June 30, 2020, global equity markets were extremely volatile and declined as the spread of the novel coronavirus (COVID-19)—first reported in December and initially centered in China—disrupted economic activity and contributed to negative investor sentiment for risk assets. Share prices plunged dramatically, pulling global equities from near-record levels in mid-February before bottoming in late March. Global stocks snapped back in April and May but moderated in June to close the period significantly above the market trough, although still in negative territory. The broad U.S. equity market, as measured by the Standard & Poor’s® 500 Index, finished the period down -3.08%, and global stocks, as measured by the MSCI World Index, retreated -5.48%.1

As the period opened, major equity markets were rallying, lifted by China and the United States’ Phase-One trade agreement that was intended to serve as the foundation of a comprehensive settlement of two years of tariff one-upmanship between the world’s two largest economies. Then, COVID-19 emerged and upended these and other plans.

The spread of the pandemic evolved into a global public health crisis, and countries around the world implemented lockdown and physical distancing measures intended to “flatten the curve” of the contagion. Consumer and business spending fell, and manufacturing and other activity came to a virtual halt. Consequently, the world’s major economies fell into recession—including an end to the record-long U.S. expansion—and projections about the economic fallout exceeded that of the 2007–2009 Global Financial Crisis.

In response, central banks expanded their mandates to support economies and markets. The U.S. Federal Reserve (Fed) and the U.S. Congress undertook unprecedented monetary and fiscal stimulus that included lowering the federal funds rate to a range of 0.00%–0.25%; initiating open-ended quantitative easing; pledging to purchase short-dated investment-grade corporate debt and exchange-traded funds; sending checks directly to millions of Americans; expanding unemployment insurance; and

offering billions in loans to both small and large businesses. The European Union approved a €750 billion (US$825 billion) COVID-19 recovery fund that recommended financial burden sharing among member states.

Policymakers’ “whatever-it-takes” approach lifted investor sentiment, and stock prices surged. Rates of infection in some of the viral epicenters around the world slowed, and government officials, eager to restart economies, embarked on a gradual, albeit uneven, reopening.

In the period’s final month, the market rally continued but slowed considerably as the number of new, daily COVID-19 diagnoses spiked in U.S. states that were among the first to reopen. These trends may have worsened as many restless citizens, locked down since March, were less than diligent about adhering to social distancing and face-covering guidelines.

In late June, the Fed released the results of its annual Comprehensive Capital Analysis and Review report of large banks, better known as stress tests, and concluded that “banks can remain strong in the face of even the harshest shocks.” Nevertheless, the Fed capped dividends of banks at current levels and halted share buybacks until after the third quarter. Bank stocks reacted negatively to this development.

Market volatility and economic uncertainty can often present what we consider opportunities. We used our bottom-up, fundamentally driven investment process to add select positions that historically have not met our investment criteria but were now, in our opinion, attractively valued, and to move capital between existing positions to reflect market shifts. We believe this approach may offer meaningful upside potential and a degree of downside protection in periods of financial market turbulence. While the current level of uncertainty may be unnerving, it is important to remember that the market historically rewards investors who take a long-term perspective. To that end, we recognize the importance of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well-positioned for the years ahead.

On the following pages, the portfolio management team reviews investment decisions that pertain to performance during the past six months considering the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of June 30, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Not part of the semiannual report	franklintempleton.com

SEMIANNUAL REPORT

Franklin Mutual Beacon Fund

This semiannual report for Franklin Mutual Beacon Fund covers the period ended June 30, 2020.

Your Fund’s Goal and Main Investments

The Fund’s principal investment goal is capital appreciation, which may occasionally be short term. The secondary goal is income. Under normal market conditions, the Fund invests primarily in equity securities of U.S. and foreign companies that we believe are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock, with a current focus on mid- and large-cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest a substantial portion, potentially up to 100% of its assets, in foreign securities, which may include sovereign debt and participations in foreign government debt. The Geographic Composition bar chart on this page lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares posted a -16.71% cumulative total return for the six months ended June 30, 2020. In comparison, the Fund’s benchmark, the MSCI World Index (USD), which tracks stock performance in global developed markets, posted a -5.48% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI All Country World Index (USD), posted a -5.99% total return during the six months under review.1 Stocks fell sharply in early 2020 as countries around the world implemented lockdown measures in an effort to

Geographic Composition*

Based on Total Net Assets as of 6/30/20

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. The Fund held 36.6% of total net assets in foreign securities.

slow the spread of the novel coronavirus (COVID-19). Global supply chain disruptions, business and personal restrictions, and subdued consumer spending drove many investors to sell equity holdings in favor of perceived safe investments such as government bonds and cash. While global equities, notably in the U.S., rebounded in April and May amid optimism about easing lockdown restrictions, concerns about a second wave of infections hindered equities in June, as investors weighed the possibility of renewed restrictions.

In the U.S., government mandates to mitigate the COVID-19 pandemic severely impacted the economy beginning in

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 16.

franklintempleton.com	Semiannual Report	3

FRANKLIN MUTUAL BEACON FUND

March 2020. As a result, the unemployment rate surged to 14.7% in April, as many businesses, particularly those involved in hospitality, retail and travel, announced mass layoffs.2 According to the National Bureau of Economic Research, the longest U.S. economic expansion in history ended in February 2020 as the country slipped into a severe recession. Nonetheless, near period-end, there were signs that a recovery was underway, as jobless claims fell considerably from their peak in early April, retail sales rose sharply in May, and the unemployment rate fell to 11.1% in June.2 Along with optimism about improved treatments and potential vaccines for COVID-19, the positive economic signals contributed to a significant equity rebound in April and May. However, an increase in COVID-19 infections in many states throughout June pressured U.S. stocks.

Additionally, the U.S. Federal Reserve (Fed) made significant efforts to support the U.S. economy. In March 2020, as the pandemic began to severely impact the economy and financial markets, the Fed implemented two emergency rate cuts, lowering the federal funds target rate to a range of 0.00%–0.25%, and announced sweeping quantitative easing measures aimed at ensuring credit flow to borrowers and supporting credit markets with unlimited amounts of bond purchasing.

In the eurozone, some analysts forecasted a significant contraction in 2020, particularly in southern European countries, as the magnitude of the economic disruption caused by the pandemic became apparent. European developed market equities, as measured by the MSCI Europe Index (USD), posted a -12.43% total return for the period.1 To stimulate growth, the European Central Bank implemented a broad bond-buying program, and many countries passed fiscal stimulus measures.

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index (USD), posted a -5.51% total return during the six-month period.1 The onset of the pandemic brought dramatically slower economic activity in Asia, as businesses halted operations and manufacturing and export activity declined sharply in the region’s major economies. Asian markets generally advanced toward period-end, bolstered by fiscal stimulus measures and economies reopening throughout the region, especially in China.

Emerging market stocks, as measured by the MSCI Emerging Markets Index (USD), posted a -9.67% total return due primarily to the COVID-19 pandemic.1 A sharp decrease in prices for oil and other natural resources also hurt emerging market economies reliant on these exports. In the last quarter of the reporting period, however, investor optimism led to a stock rally, particularly in emerging market countries that had successfully lowered infection rates.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of capital appreciation, but also reduces the risk of substantial declines, in our opinion. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well. Our portfolio selection process generally includes an assessment of the potential impacts of any material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company.

To a lesser extent, we complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as deals, the target company may trade at a discount to the bid it ultimately accepts. One form

2. Source: U.S. Bureau of Labor Statistics.

4	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL BEACON FUND

of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

The novel coronavirus (COVID-19) pandemic has significantly altered our way of life. Despite this, stocks have rallied off the March 23 market bottom and are within range of the pre-pandemic, all-time highs achieved earlier in the year. While the economy has reopened, the recovery is likely to be uneven. The question that we wrestle with daily is what does this scenario mean for equities in general and undervalued stocks in particular?

Markets rose sharply in April, as investors moved back into the growth stocks that propelled the market to the all-time highs of January. In late May, however, there was a turn in market sentiment resulting in value briefly outperforming growth. Undervalued stocks often benefit in periods of improving economic activity or stabilization as business prospects improve. Increasing demand across the economy, especially in cyclical sectors, can provide a tailwind for these companies and drive shareholder value. This is a scenario that often occurs off an economic bottom, and we are positioning our portfolios to capitalize on this trend.

The second-quarter earnings reporting season (occurring in July and August) marks the first period with the full impact of the economic lockdowns and will provide a more complete view into the pandemic’s impact on corporate statements. Many financial officers withdrew full-year 2020 guidance, as they reported first-quarter results, due to limited revenue visibility. As a result, the path ahead for stocks is less clear. We remain cautious amid these elevated risks.

Our traditional value equity investment approach is complemented with two other strategies: distressed investing and merger arbitrage.

Within our distressed credit strategy, we targeted companies and industries directly impacted by the coronavirus pandemic. The robust government fiscal and monetary intervention have limited the number of attractive options, but we have found opportunities in the energy sector and the retail and travel industries. Although each situation is unique, these securities have strong collateral packages and

Top 10 Sectors/Industries

Based on Equity Securities as of 6/30/20

% of Total Net Assets

Pharmaceuticals	13.5%

Banks	8.1%

Software	7.1%

Media	6.4%

Technology Hardware, Storage & Peripherals	6.0%

Tobacco	4.1%

Electrical Equipment	3.6%

IT Services	3.5%

Textiles, Apparel & Luxury Goods	3.4%

Equity Real Estate Investment Trusts (REITs)	3.3%

covenant protections or other features that we believe make them substantially more attractive than the broad array of available distressed debt.

Within merger arbitrage, which involves trading the stocks of companies involved in a merger or acquisition (M&A), activity has slowed significantly since the onset of the pandemic. Deal terms agreed to before the virus emerged have become unbalanced and are now more favorable for sellers than they are for buyers. Not surprisingly, some of these proposals have become embroiled in litigation. Also, M&A activity has slowed as the economic realities of the coronavirus get priced into the market, and bankers are challenged to conduct due diligence remotely. As the period ended, we began to see signs that transactions activity might resume, but we would expect the second half of the year to be focused on resolving pending deals, rather than significant growth in new ones.

Fund Performance

Turning to Fund performance, investments that detracted included Wells Fargo, Brixmor Property Group and Discovery, Inc. Brixmor Property Group is listed among the Fund’s largest positions in the Top 10 Equity Holdings table on page 6.

The shares of diversified financial services company Wells Fargo were pulled down by negative investor sentiment for financials, which have trailed the broader market rally from the March 23 bottom. Concerns about a possible dividend cut as bank earnings have come under pressure, and speculation about the Fed moving to negative interest rates—subsequently refuted by Fed Chairman Jerome Powell—contributed to the selloff. Earlier in the period, management reported year-end 2019 earnings that fell well short of consensus estimates.

franklintempleton.com	Semiannual Report	5

FRANKLIN MUTUAL BEACON FUND

Shares of real estate investment trust (REIT) Brixmor Property Group sold off on concern about slowing economic growth due to the spread of COVID-19. A shopping center REIT, Brixmor’s first-quarter results met expectations, and during the earnings call, management announced cash preservation measures: dividend suspension and capital expenditure and property level expense reductions. More than 50% of the company’s tenant base is considered essential and almost all are current on their rent. Brixmor will, nevertheless, face short-term challenges collecting from some smaller tenants that have temporarily closed. Management is working proactively with struggling tenants to navigate the challenges of the current environment.

Cable network operator Discovery Inc., which provides non-fiction and educational media entertainment, reported first-quarter 2020 financial results that were generally in line with consensus estimates, but its shares sold off due to declining advertising revenue amid the COVID-19 pandemic. Discovery’s management said the company would suspend the remaining $1.8 billion stock buyback program, although it repurchased $523 million of its shares early in the period. The postponement of the 2020 Tokyo Summer Olympics will be an additional headwind, but the company retains the broadcast rights when the event returns in 2021. Late in the period, management announced that Peter Faricy, head of the company’s direct-to-consumer operations (DTC), will depart on July 15. DTC is a major initiative at Discovery as the company attempts to navigate a challenging media landscape characterized by viewers cancelling cable subscriptions in favor of DTC streaming options..

During the period under review, Fund investments that contributed positively to performance included U.S.-based companies Eli Lilly, NortonLifeLock (not held at period-end) and Kraft Heinz.

Shares of pharmaceutical products company Eli Lilly were volatile but climbed during the period. Investor sentiment improved as the market came to the realization that the company’s business may not be meaningfully impacted by the disruption caused by the COVID-19 pandemic. First-quarter financial results exceeded consensus sales and earnings expectations, with revenues benefiting from customers stocking up amid COVID-19, which is likely to reverse later in the year. Management raised 2020 guidance for earnings per share and reiterated the outlook for revenue and operating margin. In our view, Eli Lilly has a strong drug pipeline with several important compounds that positions the company well for continued growth over time.

Shares of cybersecurity solutions provider NortonLifeLock outperformed during the period as work-from-home

Top 10 Equity Holdings

6/30/20

Company Sector/Industry, Country	% of Total Net Assets

Oracle Corp. Software, U.S.	4.1%

GlaxoSmithKline PLC Pharmaceuticals, U.K.	4.1%

British American Tobacco PLC Tobacco, U.K.	4.1%

Charter Communications Inc. Media, U.S.	3.8%

Sensata Technologies Holding PLC Electrical Equipment, U.S.	3.6%

Cognizant Technology Solutions Corp. IT Services, U.S.	3.5%

Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	3.4%

Brixmor Property Group Inc. Equity Real Estate Investment Trusts (REITs), U.S.	3.3%

Medtronic PLC Health Care Equipment & Supplies, U.S.	3.2%

Merck & Co. Inc. Pharmaceuticals, U.S.	3.2%

requirements attributable to the COVID-19 pandemic led to increased consumer purchases of the company’s cybersecurity subscriptions, generating solid fiscal fourth-quarter earnings that were in line with consensus expectations. NortonLifeLock’s stock rallied entering the year and surged after management announced in early January the payment of a one-time, $12 per share cash dividend funded by the 2019 sale of the enterprise security business to Broadcom. Symantec, the precursor to NortonLifeLock, sold the business as part of its transition to a pure-play consumer-focused cybersecurity company, and management subsequently changed the company’s name to Norton-LifeLock, highlighting its lead brands. NortonLifeLock’s shares appreciated materially, and we exited our position by period-end.

Investors bid up shares of food products producer Kraft Heinz as surging demand for its products led to better-than-expected sales growth. Management raised its sales guidance in a business update early in the period, and financial results in the subsequent quarterly earnings report exceeded consensus estimates. The company reaffirmed the dividend payment, which also contributed to positive investor sentiment, and several analysts upgraded Kraft Heinz stock.

6	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL BEACON FUND

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive overall impact on the Fund’s performance.

As fellow shareholders, we found recent absolute and relative performance disappointing, but our strategy of seeking undervalued stocks can lag the growth equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

Thank you for your participation in Franklin Mutual Beacon Fund. We look forward to continuing to serve your investment needs.

Christian Correa, CFA

Co-Portfolio Manager

Mandana Hormozi

Co-Portfolio Manager

Aman Gupta, CFA

Co-Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

franklintempleton.com	Semiannual Report	7

FRANKLIN MUTUAL BEACON FUND

Performance Summary as of June 30, 2020

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[1]	Average Annual Total Return	[2]

Z

6-Month	-16.71%		-16.71%

1-Year	-8.72%		-8.72%

5-Year	+17.91%		+3.35%

10-Year	+124.61%		+8.43%

A3

6-Month	-16.81%		-21.41%

1-Year	-8.90%		-13.90%

5-Year	+16.45%		+1.93%

10-Year	+118.51%		+7.52%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

8	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL BEACON FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses4

Share Class
Z	0.82%
A	1.07%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political uncertainty concerning the economic consequences of the departure of the U.K. from the European Union may increase market volatility. Smaller-company stocks have exhibited greater price volatility than larger-company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower-rated bonds, which entail higher credit risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Semiannual Report	9

FRANKLIN MUTUAL BEACON FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During Period 1/1/20–6/30/201, [2]	Ending Account Value 6/30/20	Expenses Paid During Period 1/1/20–6/30/201, [2]	Net Annualized Expense Ratio[2]

Z	$1,000	$832.90	$3.83	$1,020.69	$4.22	0.84%
A	$1,000	$831.90	$4.96	$1,019.44	$5.47	1.09%
C	$1,000	$828.70	$8.37	$1,015.71	$9.22	1.84%
R	$1,000	$830.90	$6.10	$1,018.20	$6.72	1.34%
R6	$1,000	$832.90	$3.51	$1,021.03	$3.87	0.77%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

10	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

Financial Highlights

Franklin Mutual Beacon Fund

	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Class Z

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$16.40		$13.76	$16.61	$15.30	$14.30	$16.59

Income from investment operations[a]:

Net investment income[b]	0.37	[c]	0.33	0.29	0.29	0.37 [d]	0.29
Net realized and unrealized gains (losses)	(3.11)		3.06	(1.68)	1.90	1.93	(0.99)

Total from investment operations	(2.74)		3.39	(1.39)	2.19	2.30	(0.70)

Less distributions from:

Net investment income	—		(0.36)	(0.31)	(0.31)	(0.37)	(0.37)
Net realized gains	—		(0.39)	(1.15)	(0.57)	(0.93)	(1.22)

Total distributions	—		(0.75)	(1.46)	(0.88)	(1.30)	(1.59)

Net asset value, end of period	$13.66		$16.40	$13.76	$16.61	$15.30	$14.30

Total return[e]	(16.71)%		24.96%	(8.24)%	14.39%	16.11%	(4.14)%

Ratios to average net assets[f]

Expenses[g,h]	0.84%		0.81% [i]	0.80% [i]	0.78%	0.80%	0.84% [i]

Expenses incurred in connection with securities sold short	0.04%		0.02%	0.01%	—%	0.01%	0.04%

Net investment income	5.28%	[c]	2.11%	1.77%	1.78%	2.48% [d]	1.73%

Supplemental data

Net assets, end of period (000’s)	$2,024,259		$2,600,744	$2,271,217	$2,700,327	$2,564,120	$2,420,165

Portfolio turnover rate	20.61%		30.72%	47.20%	24.80%	30.94%	35.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.25 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.79%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.81%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	11

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Beacon Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Class A

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$16.24		$13.63	$16.47	$15.18	$14.20	$16.47

Income from investment operations[a]:

Net investment income[b]	0.35	[c]	0.28	0.25	0.25	0.33 [d]	0.24
Net realized and unrealized gains (losses)	(3.08)		3.04	(1.67)	1.87	1.91	(0.97)

Total from investment operations	(2.73)		3.32	(1.42)	2.12	2.24	(0.73)

Less distributions from:

Net investment income	—		(0.32)	(0.27)	(0.26)	(0.33)	(0.32)
Net realized gains.	—		(0.39)	(1.15)	(0.57)	(0.93)	(1.22)

Total distributions	—		(0.71)	(1.42)	(0.83)	(1.26)	(1.54)

Net asset value, end of period	$13.51		$16.24	$13.63	$16.47	$15.18	$14.20

Total return[e]	(16.81)%		24.69%	(8.49)%	14.09%	15.80%	(4.33)%

Ratios to average net assets[f]

Expenses[g,h]	1.09%		1.06% [i]	1.05% [i]	1.03%	1.05%	1.12% [i]

Expenses incurred in connection with securities sold short	0.04%		0.02%	0.01%	—%	0.01%	0.04%

Net investment income	5.03%	[c]	1.80%	1.52%	1.53%	2.23% [d]	1.45%

Supplemental data

Net assets, end of period (000’s)	$792,289		$1,028,482	$890,294	$983,048	$992,306	$1,019,568

Portfolio turnover rate	20.61%		30.72%	47.20%	24.80%	30.94%	35.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.25 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.54%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.56%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Beacon Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$16.29		$13.65	$16.34	$15.06	$14.10	$16.36

Income from investment operations[a]:

Net investment income[b]	0.31	[c]	0.17	0.13	0.12	0.22 [d]	0.12
Net realized and unrealized gains (losses)	(3.10)		3.04	(1.65)	1.86	1.88	(0.96)

Total from investment operations	(2.79)		3.21	(1.52)	1.98	2.10	(0.84)

Less distributions from:

Net investment income	—		(0.18)	(0.02)	(0.13)	(0.21)	(0.20)
Net realized gains	—		(0.39)	(1.15)	(0.57)	(0.93)	(1.22)

Total distributions	—		(0.57)	(1.17)	(0.70)	(1.14)	(1.42)

Net asset value, end of period	$13.50		$16.29	$13.65	$16.34	$15.06	$14.10

Total return[e]	(17.13)%		23.74%	(9.19)%	13.25%	14.94%	(5.06)%

Ratios to average net assets[f]

Expenses[g,h]	1.84%		1.81% [i]	1.80% [i]	1.78%	1.80%	1.84% [i]

Expenses incurred in connection with securities sold short	0.04%		0.02%	0.01%	—%	0.01%	0.04%

Net investment income	4.28%	[c]	1.11%	0.77%	0.78%	1.48% [d]	0.73%

Supplemental data

Net assets, end of period (000’s)	$36,930		$52,620	$59,828	$260,113	$275,138	$285,333

Portfolio turnover rate	20.61%		30.72%	47.20%	24.80%	30.94%	35.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.25 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.79%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.81%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Beacon Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Class R

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$16.03		$13.46	$16.28	$15.01	$14.05	$16.33

Income from investment operations[a]:

Net investment income[b]	0.33	[c]	0.24	0.20	0.21	0.30 [d]	0.20
Net realized and unrealized gains (losses)	(3.04)		3.01	(1.64)	1.84	1.89	(0.97)

Total from investment operations	(2.71)		3.25	(1.44)	2.05	2.19	(0.77)

Less distributions from:

Net investment income	—		(0.29)	(0.23)	(0.21)	(0.30)	(0.29)
Net realized gains	—		(0.39)	(1.15)	(0.57)	(0.93)	(1.22)

Total distributions	—		(0.68)	(1.38)	(0.78)	(1.23)	(1.51)

Net asset value, end of period	$13.32		$16.03	$13.46	$16.28	$15.01	$14.05

Total return[e]	(16.91)%		24.33%	(8.65)%	13.76%	15.58%	(4.61)%

Ratios to average net assets[f]

Expenses[g,h]	1.34%		1.31%[i]	1.30% [i]	1.28%	1.30%	1.34% [i]

Expenses incurred in connection with securities sold short	0.04%		0.02%	0.01%	—%	0.01%	0.04%

Net investment income	4.78%	[c]	1.61%	1.27%	1.28%	1.98% [d]	1.23%

Supplemental data

Net assets, end of period (000’s)	$1,294		$1,769	$1,662	$1,601	$2,035	$2,343

Portfolio turnover rate	20.61%		30.72%	47.20%	24.80%	30.94%	35.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.25 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.29%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.31%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Beacon Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$16.40		$13.75	$16.60	$15.30	$14.30	$16.58

Income from investment operations[a]:

Net investment income[b]	0.38	[c]	0.34	0.30	0.37	0.38 [d]	0.30
Net realized and unrealized gains (losses)	(3.12)		3.07	(1.68)	1.82	1.93	(0.98)

Total from investment operations	(2.74)		3.41	(1.38)	2.19	2.31	(0.68)

Less distributions from:

Net investment income	—		(0.37)	(0.32)	(0.32)	(0.38)	(0.38)
Net realized gains	—		(0.39)	(1.15)	(0.57)	(0.93)	(1.22)

Total distributions	—		(0.76)	(1.47)	(0.89)	(1.31)	(1.60)

Net asset value, end of period	$13.66		$16.40	$13.75	$16.60	$15.30	$14.30

Total return[e]	(16.71)%		25.13%	(8.18)%	14.42%	16.20%	(3.98)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates[g]	0.80%		0.76%	0.75%	0.72%	0.71%	0.74%

Expenses net of waiver and payments by affiliates[g,h]	0.77%		0.74%	0.73%	0.71%	0.71%	0.74% [i]

Expenses incurred in connection with securities sold short	0.04%		0.02%	0.01%	—%	0.01%	0.04%

Net investment income	5.35%	[c]	2.18%	1.84%	1.85%	2.57% [d]	1.83%

Supplemental data

Net assets, end of period (000’s)	$69,076		$90,220	$79,358	$106,845	$604	$48,844

Portfolio turnover rate	20.61%		30.72%	47.20%	24.80%	30.94%	35.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.25 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.81%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.90%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	15

FRANKLIN MUTUAL SERIES FUNDS

Statement of Investments, June 30, 2020 (unaudited)

Franklin Mutual Beacon Fund

	Country	Shares/ Warrants	Value

Common Stocks and Other Equity Interests 85.9%

Aerospace & Defense 2.6%
BAE Systems PLC	United Kingdom	12,866,872	$76,933,832

Auto Components 0.0%†
[a,b,c]International Automotive Components Group Brazil LLC	Brazil	2,846,329	53,522

Banks 8.1%
ING Groep NV	Netherlands	8,921,267	62,183,758
JPMorgan Chase & Co.	United States	694,630	65,336,898
Standard Chartered PLC	United Kingdom	8,499,629	46,072,880
Wells Fargo & Co.	United States	2,477,150	63,415,040

			237,008,576

Beverages 2.4%
Heineken NV	Netherlands	761,385	70,189,192

Chemicals 2.4%
BASF SE	Germany	1,233,060	69,253,947

Communications Equipment 3.1%
Cisco Systems Inc.	United States	1,972,342	91,990,031

Consumer Finance 1.8%
Capital One Financial Corp.	United States	820,298	51,342,452

Electrical Equipment 3.6%
[a]Sensata Technologies Holding PLC	United States	2,864,727	106,653,786

Entertainment 2.7%
The Walt Disney Co.	United States	708,300	78,982,533

Equity Real Estate Investment Trusts (REITs) 3.3%
Brixmor Property Group Inc.	United States	7,426,876	95,212,550

Food Products 3.1%
The Kraft Heinz Co.	United States	2,830,075	90,251,092

Health Care Equipment & Supplies 3.2%
Medtronic PLC	United States	1,025,167	94,007,814

Health Care Providers & Services 2.8%
Anthem Inc.	United States	306,138	80,508,171

Insurance 2.1%
The Hartford Financial Services Group Inc.	United States	1,624,115	62,609,633

Interactive Media & Services 2.1%
[a]Baidu Inc., ADR	China	504,347	60,466,162

IT Services 3.5%
Cognizant Technology Solutions Corp., A	United States	1,818,630	103,334,557

Media 6.4%
[a]Charter Communications Inc., A	United States	215,087	109,702,973
[a]Discovery Inc., C	United States	4,012,310	77,277,091
[a,b]iHeartMedia Inc., B	United States	7,025	49,860
[a]iHeartMedia Inc., wts., A, 5/01/39	United States	418	3,490

			187,033,414

16	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Beacon Fund (continued)

	Country	Shares/ Warrants	Value

Common Stocks and Other Equity Interests (continued)
Pharmaceuticals 13.5%
[a]Elanco Animal Health Inc.	United States	854,316	$18,325,078
Eli Lilly and Co.	United States	455,381	74,764,453
GlaxoSmithKline PLC	United Kingdom	5,903,395	119,241,867
Merck & Co. Inc.	United States	1,198,529	92,682,248
Novartis AG, ADR	Switzerland	1,026,980	89,696,433

			394,710,079

Software 7.1%
[a]Check Point Software Technologies Ltd.	Israel	824,312	88,555,838
Oracle Corp.	United States	2,167,000	119,770,090

			208,325,928

Specialty Retail 1.2%
Tiffany & Co.	United States	287,700	35,082,138

Technology Hardware, Storage & Peripherals 2.6%
Western Digital Corp.	United States	1,718,767	75,883,563

Textiles, Apparel & Luxury Goods 3.4%
Cie Financiere Richemont SA	Switzerland	956,809	61,714,482
Tapestry Inc.	United States	2,928,600	38,891,808

			100,606,290

Thrifts & Mortgage Finance 0.8%
Indiabulls Housing Finance Ltd.	India	8,676,627	23,780,393

Tobacco 4.1%
British American Tobacco PLC	United Kingdom	3,091,324	118,556,158

Total Common Stocks and Other Equity Interests (Cost $2,387,525,306)			2,512,775,813

Preferred Stocks 6.3%
Automobiles 2.9%
[a]Porsche Automobil Holding SE, pfd.	Germany	1,451,423	84,057,073

Technology Hardware, Storage & Peripherals 3.4%
[d]Samsung Electronics Co. Ltd., 3.024%, pfd.	South Korea	2,571,242	100,428,865

Total Preferred Stocks (Cost $116,423,225)			184,485,938

		Principal Amount
Corporate Notes and Senior Floating Rate Interests 1.5%
[e]Occidental Petroleum Corp., senior note, FRN, 1.842%, (3-month USD LIBOR + 1.45%), 8/15/22	United States	$3,776,000	3,475,367
[e,f]Veritas U.S. Inc., Term Loan B1, 5.50%, (3-month USD LIBOR + 4.50%), 1/27/23	United States	17,076,667	15,838,609
[g]Veritas U.S. Inc./Veritas Bermuda Ltd.,
senior note, 144A, 7.50%, 2/01/23	United States	2,766,000	2,734,592
senior note, 144A, 10.50%, 2/01/24.	United States	22,708,000	20,406,431

Total Corporate Notes and Senior Floating Rate Interests (Cost $41,931,496)			42,454,999

franklintempleton.com	Semiannual Report	17

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Beacon Fund (continued)

	Country	Principal Amount	Value

Corporate Notes in Reorganization 0.5%
[h]Frontier Communications Corp.,
senior note, 10.50%, 9/15/22	United States	$16,691,000	$5,817,064
senior note, 11.00%, 9/15/25	United States	23,907,000	8,342,826

Total Corporate Notes in Reorganization (Cost $38,067,059)			14,159,890

		Shares

Companies in Liquidation 0.0%†
[a,b,i]Tribune Media Co., Litigation Trust, Contingent Distribution	United States	500,429	—
[a,b,i]Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	46,282,735	25,456
[a,b,i]Walter Energy Inc., Litigation Trust, Contingent Distribution	United States	5,229,000	—

Total Companies in Liquidation (Cost $1,456,075)			25,456

Total Investments before Short Term Investments (Cost $2,585,403,161)			2,753,902,096

		Principal Amount

Short Term Investments 4.8%

Corporate Notes (Cost $1,079,238) 0.0%†
Occidental Petroleum Corp., senior note, 4.85%, 3/15/21	United States	$1,177,000	1,173,322

U.S. Government and Agency Securities 4.8%
[j]FHLB, 7/01/20	United States	17,500,000	17,500,000
[j]U.S. Treasury Bill,
7/02/20	United States	85,000,000	84,999,800
[k]8/13/20	United States	15,000,000	14,997,850
8/06/20 - 11/27/20	United States	22,500,000	22,489,200

Total U.S. Government and Agency Securities (Cost $139,985,713)			139,986,850

Total Investments (Cost $2,726,468,112) 99.0%			2,895,062,268

Other Assets, less Liabilities 1.0%			28,786,314

Net Assets 100.0%			$2,923,848,582

18	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Beacon Fund (continued)

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 14 regarding fair value measurements.

cSee Note 11 regarding restricted securities.

dVariable rate security. The rate shown represents the yield at period end.

eThe coupon rate shown represents the rate at period end.

fSee Note 1(f) regarding senior floating rate interests.

gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At June 30, 2020, the aggregate value of these securities was $23,141,023, representing 0.8% of net assets.

hSee Note 8 regarding credit risk and defaulted securities.

iContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

jThe security was issued on a discount basis with no stated coupon rate.

kA portion or all of the security has been segregated as collateral for open forward exchange contracts. At June 30, 2020, the value of the security pledged amounted to $1,500,785, representing 0.1% of net assets.

At June 30, 2020, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Currency Contracts
EUR/USD	Short	697	$98,046,119	9/14/20	$ 650,707
GBP/USD	Short	985	76,319,031	9/14/20	2,100,054

Total Futures Contracts					$2,750,761

*As of period end.

franklintempleton.com	Semiannual Report	19

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Beacon Fund (continued)

At June 30, 2020, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty	[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Euro	BOFA		Buy	4,175,163	$4,625,089	7/15/20	$67,020	$—
Euro	BOFA		Sell	4,466,806	4,930,784	7/15/20	—	(89,078)
Euro	BONY		Buy	9,655,078	10,740,474	7/15/20	110,043	—
Euro	HSBK		Buy	2,912,317	3,271,078	7/15/20	1,826	—
Euro	HSBK		Buy	3,458,733	3,901,697	7/15/20	—	(14,722)
Euro	HSBK		Sell	10,305,000	11,550,904	7/15/20	—	(30,006)
Euro	HSBK		Sell	19,394,673	21,821,529	7/15/20	25,512	—
Euro	SSBT		Sell	879,781	966,030	7/15/20	—	(22,681)
Euro	SSBT		Sell	19,394,673	21,819,783	7/15/20	23,766	—
Euro	UBSW		Buy	2,772,700	3,109,707	7/15/20	6,293	—
Euro	UBSW		Sell	3,156,341	3,492,018	7/15/20	—	(55,124)
British Pound	BOFA		Buy	3,000,000	3,803,310	7/16/20	—	(85,821)
British Pound	BOFA		Sell	3,154,793	3,815,817	7/16/20	—	(93,486)
British Pound	BONY		Sell	791,121	986,995	7/16/20	6,667	—
British Pound	HSBK		Buy	1,329,757	1,653,248	7/16/20	—	(5,461)
British Pound	HSBK		Sell	15,360,628	20,054,058	7/16/20	1,019,736	—
British Pound	SSBT		Sell	12,632,192	16,506,548	7/16/20	853,203	—
South Korean Won	HSBK		Buy	5,097,078,849	4,169,105	7/17/20	80,518	—
South Korean Won	HSBK		Sell	808,890,004	659,941	7/17/20	—	(14,460)
South Korean Won	HSBK		Sell	30,613,956,521	26,337,592	7/17/20	813,604	—
South Korean Won	UBSW		Buy	1,099,205,955	925,258	7/17/20	—	(8,809)
South Korean Won	UBSW		Buy	8,915,781,635	7,413,755	7/17/20	19,662	—
South Korean Won	UBSW		Sell	51,410,643,810	44,181,681	7/17/20	1,318,725	—
British Pound	BOFA		Buy	3,054,109	3,873,191	8/14/20	—	(88,061)
British Pound	HSBK		Buy	8,042,667	9,886,046	8/14/20	81,683	—
British Pound	HSBK		Sell	19,977,809	26,019,598	8/14/20	1,259,975	—
British Pound	SSBT		Sell	19,977,809	26,023,494	8/14/20	1,263,871	—
Euro	BOFA		Buy	4,825,067	5,423,569	8/18/20	3,131	—
Euro	BOFA		Sell	3,203,923	3,512,695	8/18/20	—	(90,722)
Euro	BONY		Sell	3,202,321	3,490,017	8/18/20	—	(111,597)
Euro	HSBK		Buy	2,000,000	2,248,700	8/18/20	678	—
Euro	HSBK		Sell	6,097,915	6,711,424	8/18/20	—	(146,833)
Euro	UBSW		Sell	14,235,514	15,611,056	8/18/20	—	(399,468)
Euro	BOFA		Sell	818,509	897,045	10/07/20	—	(24,614)
Euro	BONY		Sell	2,239,211	2,524,547	10/07/20	3,147	—
Euro	BONY		Sell	9,103,900	9,881,373	10/07/20	—	(369,812)
Euro	HSBK		Sell	4,105,015	4,665,078	10/07/20	42,743	—
Euro	HSBK		Sell	10,303,060	11,314,385	10/07/20	—	(287,080)
Euro	SSBT		Sell	2,239,211	2,522,026	10/07/20	626	—
Euro	SSBT		Sell	6,173,174	6,707,753	10/07/20	—	(243,374)
Euro	UBSW		Sell	5,515,035	6,245,556	10/07/20	35,508	—
Euro	UBSW		Sell	11,608,070	12,664,594	10/07/20	—	(406,342)
South Korean Won	HSBK		Sell	5,647,090,242	4,741,271	11/12/20	26,876	—
South Korean Won	HSBK		Sell	32,759,736,819	26,851,613	11/12/20	—	(497,396)
South Korean Won	UBSW		Sell	13,434,502,043	11,007,376	11/12/20	—	(208,231)

20	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Beacon Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty	[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
British Pound	SSBT		Sell	15,347,913	$18,814,086	11/23/20	$—	$(219,900)
British Pound	UBSW		Sell	3,328,652	4,246,098	11/23/20	118,010	—
Euro	BOFA		Sell	4,951,310	5,467,479	11/23/20	—	(115,038)
Euro	HSBK		Sell	2,524,021	2,863,741	11/23/20	17,951	—
Euro	HSBK		Sell	4,666,362	5,184,642	11/23/20	—	(76,600)
Euro	SSBT		Sell	2,540,330	2,879,515	11/23/20	15,336	—
Euro	SSBT		Sell	4,494,402	4,989,550	11/23/20	—	(77,811)
Euro	UBSW		Sell	2,524,021	2,859,476	11/23/20	13,686	—
Euro	UBSW		Sell	38,515,128	42,382,469	11/23/20	—	(1,042,678)

Total Forward Exchange Contracts							$7,229,796	$(4,825,205)

Net unrealized appreciation (depreciation)							$2,404,591

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 12 regarding other derivative information.

See Abbreviations on page 38.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	21

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2020 (unaudited)

Franklin Mutual Beacon Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,726,468,112

Value - Unaffiliated issuers	$2,895,062,268
Cash	446,152
Receivables:
Investment securities sold	18,851,155
Capital shares sold	562,044
Dividends and interest	5,240,947
European Union tax reclaims	2,878,581
Deposits with brokers for:
Futures contracts	4,448,323
Unrealized appreciation on OTC forward exchange contracts	7,229,796
Other assets	1,458,968

Total assets	2,936,178,234

Liabilities:
Payables:
Capital shares redeemed	3,906,000
Management fees	1,652,240
Distribution fees	198,212
Transfer agent fees	458,017
Trustees’ fees and expenses	308,855
Variation margin on futures contracts	654,363
Unrealized depreciation on OTC forward exchange contracts	4,825,205
Accrued expenses and other liabilities	326,760

Total liabilities	12,329,652

Net assets, at value	$2,923,848,582

Net assets consist of:
Paid-in capital	$2,659,812,164
Total distributable earnings (losses)	264,036,418

Net assets, at value	$2,923,848,582

22	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2020 (unaudited)

Franklin Mutual Beacon Fund

Class Z:
Net assets, at value	$2,024,258,989

Shares outstanding	148,155,374

Net asset value and maximum offering price per share	$13.66

Class A:
Net assets, at value	$792,289,346

Shares outstanding	58,647,016

Net asset value per share[a]	$13.51

Maximum offering price per share (net asset value per share ÷ 94.50%)	$14.30

Class C:
Net assets, at value	$36,930,493

Shares outstanding	2,735,837

Net asset value and maximum offering price per share[a]	$13.50

Class R:
Net assets, at value	$1,293,630

Shares outstanding	97,149

Net asset value and maximum offering price per share	$13.32

Class R6:
Net assets, at value	$69,076,124

Shares outstanding	5,055,675

Net asset value and maximum offering price per share	$13.66

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	23

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2020 (unaudited)

Franklin Mutual Beacon Fund

Investment income:
Dividends:(net of foreign taxes)*
Unaffiliated issuers	$93,665,654
Interest:
Unaffiliated issuers	4,341,769
Adjustment for uncollectible interest (Note 8)	(2,142,470)

Total investment income	95,864,953

Expenses:
Management fees (Note 3a)	10,604,189
Distribution fees: (Note 3c)
Class A	1,067,930
Class C	210,795
Class R	3,675
Transfer agent fees: (Note 3e)
Class Z	985,573
Class A	388,226
Class C	19,230
Class R	669
Class R6	17,860
Custodian fees (Note 4)	96,075
Reports to shareholders	86,517
Registration and filing fees	71,052
Professional fees	83,329
Trustees’ fees and expenses	115,385
Dividends on securities sold short	612,291
Other	43,989

Total expenses	14,406,785
Expense reductions (Note 4)	(13,753)
Expenses waived/paid by affiliates (Note 3f)	(10,215)

Net expenses	14,382,817

Net investment income	81,482,136

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(26,930,626)
Foreign currency transactions	435,668
Forward exchange contracts	5,209,993
Futures contracts	2,187,309
Securities sold short	(2,232,538)

Net realized gain (loss)	(21,330,194)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(713,394,792)
Translation of other assets and liabilities denominated in foreign currencies	(82,986)
Forward exchange contracts	14,638,677
Futures contracts	4,598,936
Securities sold short	3,127,550

24	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations (continued)

for the six months ended June 30, 2020 (unaudited)

Franklin Mutual Beacon Fund

Net change in unrealized appreciation (depreciation)	(691,112,615)

Net realized and unrealized gain (loss)	(712,442,809)

Net increase (decrease) in net assets resulting from operations	$(630,960,673)

*Foreign taxes withheld on dividends	$1,798,141

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	25

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Mutual Beacon Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019

Increase (decrease) in net assets:
Operations:
Net investment income	$ 81,482,136	$ 72,734,507
Net realized gain (loss)	(21,330,194)	51,129,864
Net change in unrealized appreciation (depreciation)	(691,112,615)	666,435,033

Net increase (decrease) in net assets resulting from operations	(630,960,673)	790,299,404

Distributions to shareholders:
Class Z	—	(117,204,577)
Class A	—	(44,297,307)
Class C	—	(1,880,966)
Class R	—	(73,857)
Class R6	—	(4,118,811)

Total distributions to shareholders	—	(167,575,518)

Capital share transactions: (Note 2)
Class Z	(143,233,966)	(100,073,026)
Class A	(62,623,278)	(29,105,095)
Class C	(6,700,804)	(17,741,717)
Class R	(171,293)	(184,983)
Class R6	(6,295,566)	(4,143,408)

Total capital share transactions	(219,024,907)	(151,248,229)

Net increase (decrease) in net assets	(849,985,580)	471,475,657
Net assets:
Beginning of period	3,773,834,162	3,302,358,505

End of period	$2,923,848,582	$3,773,834,162

26	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

Notes to Financial Statements (unaudited)

Franklin Mutual Beacon Fund

1.  Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Beacon Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Events can occur

franklintempleton.com	Semiannual Report	27

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Beacon Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

a.   Financial Instrument Valuation (continued)

between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time. At June 30, 2020, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy. See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various

28	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Beacon Fund (continued)

periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2020, the Fund had OTC derivatives in a net liability position of $1,486,989 and the aggregate value of collateral pledged for such contracts was $1,500,785.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At June 30, 2020, the Fund received $4,028,063 in U.K. Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 12 regarding other derivative information.

d.   Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At June 30, 2020, the Fund had no securities sold short.

e.   Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security

franklintempleton.com	Semiannual Report	29

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Beacon Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

e.   Securities Lending (continued)

values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2020, the Fund had no securities on loan.

f.   Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

h.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities

30	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Beacon Fund (continued)

where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

i.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j.   Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.   Shares of Beneficial Interest

At June 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	3,935,112	$53,873,732	6,417,333	$99,580,274
Shares issued in reinvestment of distributions	—	—	6,936,116	109,259,281
Shares redeemed	(14,318,067)	(197,107,698)	(19,916,799)	(308,912,581)

Net increase (decrease)	(10,382,955)	$(143,233,966)	(6,563,350)	$(100,073,026)

Class A Shares:
Shares sold[a]	3,522,108	$47,405,977	5,986,582	$92,355,623
Shares issued in reinvestment of distributions	—	—	2,768,759	43,071,568
Shares redeemed	(8,204,059)	(110,029,255)	(10,754,960)	(164,532,286)

Net increase (decrease)	(4,681,951)	$(62,623,278)	(1,999,619)	$(29,105,095)

franklintempleton.com	Semiannual Report	31

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Beacon Fund (continued)

2.  Shares of Beneficial Interest (continued)

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount

Class C Shares:
Shares sold	184,980	$2,611,596	389,809	$5,961,650
Shares issued in reinvestment of distributions	—	—	118,043	1,813,172
Shares redeemed[a]	(679,569)	(9,312,400)	(1,659,137)	(25,516,539)

Net increase (decrease)	(494,589)	$(6,700,804)	(1,151,285)	$(17,741,717)

Class R Shares:
Shares sold	7,050	$91,030	11,975	$176,283
Shares issued in reinvestment of distributions	—	—	4,826	73,857
Shares redeemed	(20,231)	(262,323)	(29,881)	(435,123)

Net increase (decrease)	(13,181)	$(171,293)	(13,080)	$(184,983)

Class R6 Shares:
Shares sold	611,862	$8,494,816	1,239,238	$19,145,578
Shares issued in reinvestment of distributions	—	—	260,098	4,098,079
Shares redeemed	(1,057,779)	(14,790,382)	(1,768,710)	(27,387,065)

Net increase (decrease)	(445,917)	$(6,295,566)	(269,374)	$(4,143,408)

aMay include a portion of Class C shares that were automatically converted to Class A.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $7 billion
0.625%	Over $7 billion, up to and including $10 billion
0.615%	In excess of $10 billion

32	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Beacon Fund (continued)

b.   Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.   Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.   Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$27,574
CDSC retained	$3,209

e.   Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2020, the Fund paid transfer agent fees of $1,411,558, of which $662,052 was retained by Investor Services.

f.   Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class until April 30, 2021.

franklintempleton.com	Semiannual Report	33

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Beacon Fund (continued)

4.   Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5.   Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2020, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2020	$315,446

[b]Increase in projected benefit obligation	$14,942

Benefit payments made to retired trustees	$(2,020)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6.   Income Taxes

At June 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$2,722,676,684

Unrealized appreciation	$502,600,435
Unrealized depreciation	(325,055,346)

Net unrealized appreciation (depreciation)	$177,545,089

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

7.   Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2020, aggregated $624,205,897 and $778,428,804, respectively.

8.   Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the

34	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Beacon Fund (continued)

Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest. For the period ended June 30, 2020, the Fund recorded an adjustment for uncollectible interest of $2,142,470, as noted in the Statement of Operations.

At June 30, 2020, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $14,159,890, representing 0.5% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9.   Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

10.   Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

11.   Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2020, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value

2,846,329	International Automotive Components Group Brazil LLC (Value is 0.0%† of Net Assets)	4/13/06 -12/26/08	$1,890,264	$53,522

†Rounds to less than 0.1% of net assets.

franklintempleton.com	Semiannual Report	35

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Beacon Fund (continued)

12.   Other Derivative Information

At June 30, 2020, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Variation margin on futures contracts	$2,750,761	[a]	Variation margin on futures contracts	$—

	Unrealized appreciation on OTC forward exchange contracts	7,229,796		Unrealized depreciation on OTC forward exchange contracts	4,825,205

Totals		$9,980,557			$4,825,205

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2020, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Forward exchange contracts	$5,209,993	Forward exchange contracts	$14,638,677

	Futures contracts	2,187,309	Futures contracts	4,598,936

Totals		$7,397,302		$19,237,613

For the period ended June 30, 2020, the average month end notional amount of futures contracts represented $187,454,249. The average month end contract value of forward exchange contracts was $657,051,771.

See Note 1(c) regarding derivative financial instruments.

13.   Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2020, the Fund did not use the Global Credit Facility.

36	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Beacon Fund (continued)

14.   Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Aerospace & Defense	$—	$76,933,832	$—		$76,933,832
Auto Components	—	—	53,522		53,522
Automobiles	—	84,057,073	—		84,057,073
Banks	128,751,938	108,256,638	—		237,008,576
Chemicals	—	69,253,947	—		69,253,947
Media	186,983,554	—	49,860		187,033,414
Pharmaceuticals	275,468,212	119,241,867	—		394,710,079
Technology Hardware, Storage & Peripherals	75,883,563	100,428,865	—		176,312,428
Textiles, Apparel & Luxury Goods	38,891,808	61,714,482	—		100,606,290
Thrifts & Mortgage Finance	—	23,780,393	—		23,780,393
Tobacco	—	118,556,158	—		118,556,158
All Other Equity Investments	1,228,956,039	—	—		1,228,956,039
Corporate Notes and Senior Floating Rate Interests	—	42,454,999	—		42,454,999
Corporate Notes in Reorganization	—	14,159,890	—		14,159,890
Companies in Liquidation	—	—	25,456	[c]	25,456
Short Term Investments	122,486,850	18,673,322	—		141,160,172

Total Investments in Securities	$2,057,421,964	$837,511,466	$128,838		$2,895,062,268

Other Financial Instruments:
Futures Contracts	$2,750,761	$—	$—		$2,750,761
Forward Exchange Contracts	—	7,229,796	—		7,229,796

Total Other Financial Instruments	$2,750,761	$7,229,796	$—		$9,980,557

franklintempleton.com	Semiannual Report	37

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Beacon Fund (continued)

14.   Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$4,825,205	$—	$4,825,205

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks as well as other equity interests.

cIncludes securities determined to have no value at June 30, 2020.

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the period.

15.   New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

16.   Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt

BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank

HSBK	HSBC Bank PLC	USD	United States Dollar	FRN	Floating Rate Note

SSBT	State Street Bank and Trust Co., N.A.			LIBOR	London InterBank Offered Rate

UBSW	UBS AG

38	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL BEACON FUND

Shareholder Information

Board Approval of Investment

Management Agreements

FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual Beacon Fund

(Fund)

The Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at a meeting held on May 14, 2020, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments (FT) complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The Board also noted that it received an annual report on all payments made by FT or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FT from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the investment manager. As part of this review, particular attention was given to management’s diligent risk management program, including continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments

franklintempleton.com	Semiannual Report	39

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL BEACON FUND

SHAREHOLDER INFORMATION

are used to carry out the Fund’s investment goal(s). The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FT to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by the investment manager. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Fund. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The Board considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

40	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL BEACON FUND

SHAREHOLDER INFORMATION

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2019. They considered the history of performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition to the materials provided by management in connection with the renewal process, the independent trustees requested throughout the year (and received) additional presentations from the investment manager and senior management of FT regarding the performance of the investment manager and the Fund. As part of these presentations, the investment manager and senior management of FT reviewed enhancements that have been made, and are being made, to the investment manager’s investment process. In addition, it was noted that senior management of FT is conducting a review of the investment manager and the Fund and will report the results thereof to the independent trustees when completed.

Particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional global multi-cap value funds. The Fund had total returns in the second-best performing quintile for the one-year period ended December 31, 2019, and had annualized total returns for the three- and five-year periods in the middle and best performing quintiles, respectively. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2019 was in the best performing quintile. The Board was satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s goals.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the renewal process, the trustees explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the second-least expensive quintile of its Lipper expense group and its total expenses were in the least expensive quintile of such group. The Board was satisfied with such comparative fees and expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing

franklintempleton.com	Semiannual Report	41

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL BEACON FUND

SHAREHOLDER INFORMATION

investment management and other services to the Fund during the 12-month period ended September 30, 2019, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee and that the Board regularly evaluates whether additional breakpoints are appropriate. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management fees provide a sharing of benefits with the Fund and its shareholders.

Liquidity Risk Management Program

The Funds have adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. The Funds’ Board of Trustees approved the appointment of the Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) as the Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for FT products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Investment Compliance, Investment Operations, Valuation Committee and Product Management groups.

42	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL BEACON FUND

SHAREHOLDER INFORMATION

The LRMP Administrator Annual Report was presented to the Fund(s) Board of Trustees at their meetings in May 2020. The report covered the adequacy and effectiveness of the program during the period December 1, 2018 to December 31, 2019 (the “covered period”). The report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund. In addition, the LRMP Administrator presented the Fund Board of Trustees an update on liquidity during the first quarter of 2020 in relation to the COVID-19 pandemic.

During the reporting period, the Fund maintained a high level of liquid assets that are defined under the Liquidity Rule as ‘‘Highly Liquid Investments.’’ As a result, the Fund was designated a “Primarily Highly Liquid Fund” as defined under the Liquidity Rule and has not adopted a ‘‘Highly Liquid Investment Minimum.’’ A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

There can be no assurance that the program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

franklintempleton.com	Semiannual Report	43

This page intentionally left blank.

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report and Shareholder Letter Franklin Mutual Beacon Fund
Investment Manager	Distributor	Shareholder Services
Franklin Mutual Advisers, LLC	Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236	(800) 632-2301 - (Class A, C, R & R6)
	franklintempleton.com	(800) 448-FUND - (Class Z)

© 2020 Franklin Templeton Investments. All rights reserved.	476 S 08/20

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Franklin Mutual Global Discovery Fund Shareholder:

During the six months ended June 30, 2020, global equity markets were extremely volatile and declined as the spread of the novel coronavirus (COVID-19)—first reported in December and initially centered in China—disrupted economic activity and contributed to negative investor sentiment for risk assets. Share prices plunged dramatically, pulling global equities from near-record levels in mid-February before bottoming in late March. Global stocks snapped back in April and May but moderated in June to close the period significantly above the market trough, although still in negative territory. The broad U.S. equity market, as measured by the Standard & Poor’s® 500 Index, finished the period down -3.08%, and global stocks, as measured by the MSCI World Index, retreated -5.48%.1

As the period opened, major equity markets were rallying, lifted by China and the United States’ Phase-One trade agreement that was intended to serve as the foundation of a comprehensive settlement of two years of tariff one-upmanship between the world’s two largest economies. Then, COVID-19 emerged and upended these and other plans.

The spread of the pandemic evolved into a global public health crisis, and countries around the world implemented lockdown and physical distancing measures intended to “flatten the curve” of the contagion. Consumer and business spending fell, and manufacturing and other activity came to a virtual halt. Consequently, the world’s major economies fell into recession—including an end to the record-long U.S. expansion—and projections about the economic fallout exceeded that of the 2007–2009 Global Financial Crisis.

In response, central banks expanded their mandates to support economies and markets. The U.S. Federal Reserve (Fed) and the U.S. Congress undertook unprecedented monetary and fiscal stimulus that included lowering the federal funds rate to a range of 0.00%–0.25%; initiating open-ended quantitative easing; pledging to purchase short-dated investment-grade corporate debt and exchange-traded funds; sending checks directly to millions of Americans; expanding unemployment insurance; and

offering billions in loans to both small and large businesses. The European Union approved a €750 billion (US$825 billion) COVID-19 recovery fund that recommended financial burden sharing among member states.

Policymakers’ “whatever-it-takes” approach lifted investor sentiment, and stock prices surged. Rates of infection in some of the viral epicenters around the world slowed, and government officials, eager to restart economies, embarked on a gradual, albeit uneven, reopening.

In the period’s final month, the market rally continued but slowed considerably as the number of new, daily COVID-19 diagnoses spiked in U.S. states that were among the first to reopen. These trends may have worsened as many restless citizens, locked down since March, were less than diligent about adhering to social distancing and face-covering guidelines.

In late June, the Fed released the results of its annual Comprehensive Capital Analysis and Review report of large banks, better known as stress tests, and concluded that “banks can remain strong in the face of even the harshest shocks.” Nevertheless, the Fed capped dividends of banks at current levels and halted share buybacks until after the third quarter. Bank stocks reacted negatively to this development.

Market volatility and economic uncertainty can often present what we consider opportunities. We used our bottom-up, fundamentally driven investment process to add select positions that historically have not met our investment criteria but were now, in our opinion, attractively valued, and to move capital between existing positions to reflect market shifts. We believe this approach may offer meaningful upside potential and a degree of downside protection in periods of financial market turbulence. While the current level of uncertainty may be unnerving, it is important to remember that the market historically rewards investors who take a long-term perspective. To that end, we recognize the importance of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well-positioned for the years ahead.

On the following pages, the portfolio management team reviews investment decisions that pertain to performance during the past six months considering the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of June 30, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Not part of the semiannual report	franklintempleton.com

SEMIANNUAL REPORT

Franklin Mutual Global Discovery Fund

This semiannual report for Franklin Mutual Global Discovery Fund covers the period ended June 30, 2020. The reorganization of Franklin Mutual International Fund into Franklin Mutual Global Discovery Fund, as approved by shareholders, was completed on February 21, 2020. Shares of Franklin Mutual International Fund share classes A, C, R, R6 and Z were exchanged for shares in Franklin Mutual Global Discovery Fund share classes A, C, R, R6 and Z, respectively. We welcome the former shareholders of Franklin Mutual International Fund that now own shares of Franklin Mutual Global Discovery Fund.

Your Fund’s Goal and Main Investments

The Fund’s investment goal is capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of U.S. and foreign companies that we believe are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock, with a current focus on mid- and large cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest a substantial portion, potentially up to 100% of its assets, in foreign securities, which may include sovereign debt and participations in foreign government debt. The Geographic Composition bar chart on this page lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares posted a -21.67% cumulative total return for the six months ended June 30, 2020. For comparison, the Fund’s benchmark, the MSCI World Index (USD), which tracks stock performance in global developed markets, posted a -5.48% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from

Geographic Composition*

Based on Total Net Assets as of 6/30/20

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI All Country World Index (USD), posted a -5.99% total return during the six months under review.1 Stocks fell sharply in early 2020 as countries around the world implemented lockdown measures in an effort to slow the spread of the novel coronavirus (COVID-19). Global supply chain disruptions, business and personal restrictions, and subdued consumer spending drove many investors to sell equity holdings in favor of perceived safe investments

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 16.

franklintempleton.com	Semiannual Report	3

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

such as government bonds and cash. While global equities, notably in the U.S., rebounded in April and May amid optimism about easing lockdown restrictions, concerns about a second wave of infections hindered equities in June, as investors weighed the possibility of renewed restrictions.

In the U.S., government mandates to mitigate the COVID-19 pandemic severely impacted the economy beginning in March 2020. As a result, the unemployment rate surged to 14.7% in April, as many businesses, particularly those involved in hospitality, retail and travel, announced mass layoffs.2 According to the National Bureau of Economic Research, the longest U.S. economic expansion in history ended in February 2020 as the country slipped into a severe recession. Nonetheless, near period-end, there were signs that a recovery was underway, as jobless claims fell considerably from their peak in early April, retail sales rose sharply in May, and the unemployment rate fell to 11.1% in June.2 Along with optimism about improved treatments and potential vaccines for COVID-19, the positive economic signals contributed to a significant equity rebound in April and May. However, an increase in COVID-19 infections in many states throughout June pressured U.S. stocks.

Additionally, the U.S. Federal Reserve (Fed) made significant efforts to support the U.S. economy. In March 2020, as the pandemic began to severely impact the economy and financial markets, the Fed implemented two emergency rate cuts, lowering the federal funds target rate to a range of 0.00%–0.25%, and announced sweeping quantitative easing measures aimed at ensuring credit flow to borrowers and supporting credit markets with unlimited amounts of bond purchasing.

In the eurozone, some analysts forecasted a significant contraction in 2020, particularly in southern European countries, as the magnitude of the economic disruption caused by the pandemic became apparent. European developed market equities, as measured by the MSCI Europe Index (USD), posted a -12.43% total return for the period.1 To stimulate growth, the European Central Bank implemented a broad bond-buying program, and many countries passed fiscal stimulus measures.

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index (USD), posted a -5.51% total return during the six-month period.1 The onset of the pandemic brought dramatically slower economic activity in Asia, as businesses halted operations and manufacturing and export activity declined sharply in the region’s major economies. Asian markets generally advanced toward period-end, bolstered by fiscal stimulus measures and economies reopening throughout the region, especially in China.

Emerging market stocks, as measured by the MSCI Emerging Markets Index (USD), posted a -9.67% total return due primarily to the COVID-19 pandemic.1 A sharp decrease in prices for oil and other natural resources also hurt emerging market economies reliant on these exports. In the last quarter of the reporting period, however, investor optimism led to a stock rally, particularly in emerging market countries that had successfully lowered infection rates.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of capital appreciation, but also reduces the risk of substantial declines, in our opinion. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well. Our portfolio selection process generally includes an assessment of the potential impacts of any material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company.

To a lesser extent, we complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt

2. Source: U.S. Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

4	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as deals, the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

The novel coronavirus (COVID-19) pandemic has significantly altered our way of life. Despite this, stocks have rallied off the March 23 market bottom and are within range of the pre-pandemic, all-time highs achieved earlier in the year. While the economy has reopened, the recovery is likely to be uneven. The question that we wrestle with daily is what does this scenario mean for equities in general and undervalued stocks in particular?

Markets rose sharply in April, as investors moved back into the growth stocks that propelled the market to the all-time highs of January. In late May, however, there was a turn in market sentiment resulting in value briefly outperforming growth. Undervalued stocks often benefit in periods of improving economic activity or stabilization as business prospects improve. Increasing demand across the economy, especially in cyclical sectors, can provide a tailwind for these companies and drive shareholder value. This is a scenario that often occurs off an economic bottom, and we are positioning our portfolios to capitalize on this trend.

The second-quarter earnings reporting season (occurring in July and August) marks the first period with the full impact of the economic lockdowns and will provide a more complete view into the pandemic’s impact on corporate statements. Many financial officers withdrew full-year 2020 guidance, as they reported first-quarter results, due to limited revenue visibility. As a result, the path ahead for stocks is less clear. We remain cautious amid these elevated risks.

Top 10 Sectors/Industries

Based on Equity Securities as of 6/30/20

% of Total Net Assets

Pharmaceuticals	12.1%

Oil, Gas & Consumable Fuels	8.9%

Banks	7.3%

Insurance	6.9%

Technology Hardware, Storage & Peripherals	4.9%

Software	4.3%

Tobacco	4.1%

Health Care Providers & Services	3.8%

Automobiles	3.4%

Capital Markets	3.3%

Our traditional value equity investment approach is complemented with two other strategies: distressed investing and merger arbitrage.

Within our distressed credit strategy, we targeted companies and industries directly impacted by the coronavirus pandemic. The robust government fiscal and monetary intervention have limited the number of attractive options, but we have found opportunities in the energy sector and the retail and travel industries. Although each situation is unique, these securities have strong collateral packages and covenant protections or other features that we believe make them substantially more attractive than the broad array of available distressed debt.

Within merger arbitrage, which involves trading the stocks of companies involved in a merger or acquisition (M&A), activity has slowed significantly since the onset of the pandemic. Deal terms agreed to before the virus emerged have become unbalanced and are now more favorable for sellers than they are for buyers. Not surprisingly, some of these proposals have become embroiled in litigation. Also, M&A activity has slowed as the economic realities of the coronavirus get priced into the market, and bankers are challenged to conduct due diligence remotely. As the period ended, we began to see signs that transactions activity might resume, but we would expect the second half of the year to be focused on resolving pending deals, rather than significant growth in new ones.

Fund Performance

Turning to Fund performance, investments that detracted included U.S.-based companies Wells Fargo, American International Group (AIG; not held at period-end) and Hartford Financial Services Group.

franklintempleton.com	Semiannual Report	5

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

The shares of diversified financial services company Wells Fargo were pulled down by negative investor sentiment for financials, which have trailed the broader market rally from the March 23 bottom. Concerns about a possible dividend cut as bank earnings have come under pressure, and speculation about the Fed moving to negative interest rates—subsequently refuted by Fed Chairman Jerome Powell—contributed to the selloff. Earlier in the period, management reported year-end 2019 earnings that fell well short of consensus estimates.

Shares of insurer AIG retreated as COVID-19 concerns and a lack of clarity on forward guidance related to expenses and investment income contributed to negative investor sentiment. The stock initially rallied following the company’s first-quarter earnings call at which management revealed that the majority of its property policies—which include coverage for business interruption—contained exclusions for losses related to viruses.

Shares of insurance products provider Hartford Financial Services Group trended down on investor concerns about COVID-19 exposure within the company’s various insurance lines. Management asserted that significant losses on business interruption coverages are unlikely because of existing policy language containing virus exclusions in most policies. Nevertheless, there has been a surge in property claims attributable to the pandemic, and management acknowledged there could be higher loss costs, litigation activity and legal expenses. Share repurchases totaled $150 million in 2020’s first quarter, but like most companies, stock buybacks have been suspended pending greater clarity on earnings. There is $650 million remaining under the authorization, which expires in December. Earlier in the period, Hartford’s stock price rallied after the insurer reported fourth-quarter 2019 financial results that surpassed consensus estimates for operating earnings and revenue, driven by underwriting results in property and casualty, a lower group disability loss ratio in group benefits and improved net investment income.

During the period under review, Fund investments that contributed positively to performance included U.S.-based companies Eli Lilly, Kraft Heinz and NortonLifeLock (not held at period-end).

Shares of pharmaceutical products company Eli Lilly were volatile but climbed during the period. Investor sentiment improved as the market came to the realization that the company’s business may not be meaningfully impacted by the disruption caused by the COVID-19 pandemic. First-quarter financial results exceeded consensus sales and earnings expectations, with revenues benefiting from

Top 10 Equity Holdings

6/30/20

Company Sector/Industry, Country	% of Total Net Assets

GlaxoSmithKline PLC Pharmaceuticals, U.K.	3.5%

Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	3.2%

Novartis AG Pharmaceuticals, Switzerland	3.2%

Merck & Co. Inc. Pharmaceuticals, U.S.	3.1%

British American Tobacco PLC Tobacco, U.K.	3.0%

Medtronic PLC Health Care Equipment & Supplies, U.S.	2.9%

Volkswagen AG Automobiles, Germany	2.6%

Charter Communications Inc. Media, U.S.	2.6%

Check Point Software Technologies Ltd. Software, Israel	2.6%

CVS Health Corp. Health Care Providers & Services, U.S.	2.6%

customers stocking up amid COVID-19, which is likely to reverse later in the year. Management raised 2020 guidance for earnings per share and reiterated the outlook for revenue and operating margin. In our view, Eli Lilly has a strong drug pipeline with several important compounds that positions the company well for continued growth over time.

Investors bid up shares of food products producer Kraft Heinz as surging demand for its products led to better-than-expected sales growth. Management raised its sales guidance in a business update early in the period, and financial results in the subsequent quarterly earnings report exceeded consensus estimates. The company reaffirmed the dividend payment, which also contributed to positive investor sentiment, and several analysts upgraded Kraft Heinz stock.

Shares of cybersecurity solutions provider NortonLifeLock outperformed during the period as work-from-home requirements attributable to the COVID-19 pandemic led to increased consumer purchases of the company’s cybersecurity subscriptions, generating solid fiscal fourth-quarter earnings that were in line with consensus expectations. NortonLifeLock’s stock rallied entering the year and surged after management announced in early January the payment of a one-time, $12 per share cash dividend

6	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

funded by the 2019 sale of the enterprise security business to Broadcom. Symantec, the precursor to NortonLifeLock, sold the business as part of its transition to a pure-play consumer-focused cybersecurity company, and management subsequently changed the company’s name to Norton-LifeLock, highlighting its lead brands. NortonLifeLock’s shares appreciated materially, and we exited our position by period-end.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive overall impact on the Fund’s performance.

As fellow shareholders, we found recent absolute and relative performance disappointing, but our strategy of seeking undervalued stocks can lag the growth equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

Thank you for your participation in Franklin Mutual Global Discovery Fund. We look forward to continuing to serve your investment needs.

Peter A. Langerman

Co-Portfolio Manager

Timothy Rankin, CFA

Co-Portfolio Manager

Christian Correa, CFA

Co-Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

franklintempleton.com	Semiannual Report	7

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Performance Summary as of June 30, 2020

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[1]	Average Annual Total Return	[2]

Z

6-Month	-21.67%		-21.67%

1-Year	-15.07%		-15.07%

5-Year	+1.53%		+0.30%

10-Year	+76.63%		+5.85%

A3

6-Month	-21.76%		-26.08%

1-Year	-15.25%		-19.91%

5-Year	+0.27%		-1.07%

10-Year	+71.85%		+4.97%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

8	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses4

Share Class
Z	1.01%
A	1.26%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political uncertainty concerning the economic consequences of the departure of the U.K. from the European Union may increase market volatility. Smaller-company stocks have exhibited greater price volatility than larger-company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower-rated bonds, which entail higher credit risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Semiannual Report	9

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During Period 1/1/20–6/30/201, [2]	Ending Account Value 6/30/20	Expenses Paid During Period 1/1/20–6/30/201, [2]	Net Annualized Expense Ratio[2]

Z	$1,000	$783.30	$4.57	$1,019.74	$5.17	1.03%
A	$1,000	$782.40	$5.67	$1,018.50	$6.42	1.28%
C	$1,000	$779.40	$8.98	$1,014.77	$10.17	2.03%
R	$1,000	$781.20	$6.78	$1,017.26	$7.67	1.53%
R6	$1,000	$783.80	$4.08	$1,020.29	$4.62	0.92%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

10	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

Financial Highlights

Franklin Mutual Global Discovery Fund

	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015

Class Z

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$31.19		$26.86	$32.42	$31.12	$29.35		$33.32

Income from investment operations[a]:

Net investment income[b]	0.51	[c]	0.67	0.58	0.76 [d]	0.67	[e]	0.53
Net realized and unrealized gains (losses)	(7.27)		5.91	(4.13)	2.29	3.08		(1.71)

Total from investment operations	(6.76)		6.58	(3.55)	3.05	3.75		(1.18)

Less distributions from:

Net investment income	—		(0.70)	(0.64)	(0.79)	(0.69)		(0.55)
Net realized gains	—		(1.55)	(1.37)	(0.96)	(1.29)		(2.24)

Total distributions	—		(2.25)	(2.01)	(1.75)	(1.98)		(2.79)

Net asset value, end of period	$24.43		$31.19	$26.86	$32.42	$31.12		$29.35

Total return[f]	(21.67)%		24.70%	(10.78)%	9.84%	12.86%		(3.36)%

Ratios to average net assets[g]

Expenses[h,i]	1.03%	[j]	1.00% [j]	0.97% [j]	0.96%	0.99%	[j]	0.99% [j]

Expenses incurred in connection with securities sold short	0.03%		0.02%	—% [k]	—%	0.01%		0.02%

Net investment income	3.92%	[c]	2.20%	1.82%	2.30% [d]	2.27%	[e]	1.56%

Supplemental data

Net assets, end of period (000’s)	$3,318,296		$5,176,787	$5,114,274	$7,175,981	$8,354,865		$9,132,752

Portfolio turnover rate	10.84%		14.08%	14.70%	17.50%	17.01%		21.79%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.25 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.93%.

dNet investment income per share includes approximately $0.20 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.68%.

eNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.94%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	11

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015

Class A

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$30.51		$26.32	$31.80	$30.57	$28.86		$32.81

Income from investment operations[a]:

Net investment income[b]	0.46	[c]	0.58	0.49	0.66 [d]	0.59	[e]	0.42
Net realized and unrealized gains (losses)	(7.10)		5.78	(4.04)	2.25	3.01		(1.67)

Total from investment operations	(6.64)		6.36	(3.55)	2.91	3.60		(1.25)

Less distributions from:

Net investment income	—		(0.62)	(0.56)	(0.72)	(0.60)		(0.46)
Net realized gains	—		(1.55)	(1.37)	(0.96)	(1.29)		(2.24)

Total distributions	—		(2.17)	(1.93)	(1.68)	(1.89)		(2.70)

Net asset value, end of period	$23.87		$30.51	$26.32	$31.80	$30.57		$28.86

Total return[f]	(21.76)%		24.37%	(10.99)%	9.57%	12.56%		(3.63)%

Ratios to average net assets[g]

Expenses[h,i]	1.28%	[j]	1.25% [j]	1.22% [j]	1.21%	1.24%	[j]	1.27% [j]

Expenses incurred in connection with securities sold short	0.03%		0.02%	—% [k]	—%	0.01%		0.02%

Net investment income	3.67%	[c]	1.95%	1.57%	2.05% [d]	2.02%	[e]	1.28%

Supplemental data

Net assets, end of period (000’s)	$5,219,814		$7,683,644	$7,461,444	$9,589,033	$10,498,722		$11,274,721

Portfolio turnover rate	10.84%		14.08%	14.70%	17.50%	17.01%		21.79%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.25 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.68%.

dNet investment income per share includes approximately $0.20 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.43%.

eNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.69%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015

Class C

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$30.46		$26.25	$31.44	$30.22	$28.55		$32.49

Income from investment operations[a]:

Net investment income[b]	0.37	[c]	0.36	0.26	0.41 [d]	0.36	[e]	0.18
Net realized and unrealized gains (losses)	(7.09)		5.74	(3.98)	2.23	2.97		(1.64)

Total from investment operations	(6.72)		6.10	(3.72)	2.64	3.33		(1.46)

Less distributions from:

Net investment income	—		(0.34)	(0.10)	(0.46)	(0.37)		(0.24)
Net realized gains	—		(1.55)	(1.37)	(0.96)	(1.29)		(2.24)

Total distributions	—		(1.89)	(1.47)	(1.42)	(1.66)		(2.48)

Net asset value, end of period	$23.74		$30.46	$26.25	$31.44	$30.22		$28.55

Total return[f]	(22.06)%		23.43%	(11.70)%	8.78%	11.70%		(4.33)%

Ratios to average net assets[g]

Expenses[h,i]	2.03%	[j]	2.00% [j]	1.97% [j]	1.96%	1.99%	[j]	1.99% [j]

Expenses incurred in connection with securities sold short	0.03%		0.02%	—% [k]	—%	0.01%		0.02%

Net investment income	2.92%	[c]	1.20%	0.82%	1.30% [d]	1.27%	[e]	0.56%

Supplemental data

Net assets, end of period (000’s)	$550,455		$872,717	$1,054,412	$2,438,507	$2,758,563		$2,983,216

Portfolio turnover rate	10.84%		14.08%	14.70%	17.50%	17.01%		21.79%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.25 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.93%.

dNet investment income per share includes approximately $0.20 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.68%.

eNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.94%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015

Class R

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$30.08		$25.97	$31.37	$30.17	$28.51		$32.43

Income from investment operations[a]:

Net investment income[b]	0.42	[c]	0.50	0.41	0.57 [d]	0.50	[e]	0.35
Net realized and unrealized gains (losses)	(7.00)		5.69	(3.97)	2.22	2.98		(1.64)

Total from investment operations	(6.58)		6.19	(3.56)	2.79	3.48		(1.29)

Less distributions from:

Net investment income	—		(0.53)	(0.47)	(0.63)	(0.53)		(0.39)
Net realized gains	—		(1.55)	(1.37)	(0.96)	(1.29)		(2.24)

Total distributions	—		(2.08)	(1.84)	(1.59)	(1.82)		(2.63)

Net asset value, end of period	$23.50		$30.08	$25.97	$31.37	$30.17		$28.51

Total return[f]	(21.88)%		24.09%	(11.24)%	9.31%	12.28%		(3.82)%

Ratios to average net assets[g]

Expenses[h,i]	1.53%	[j]	1.50% [j]	1.47% [j]	1.46%	1.49%	[j]	1.49% [j]

Expenses incurred in connection with securities sold short	0.03%		0.02%	—% [k]	—%	0.01%		0.02%

Net investment income	3.42%	[c]	1.70%	1.32%	1.80% [d]	1.77%	[e]	1.06%

Supplemental data

Net assets, end of period (000’s)	$175,002		$251,089	$274,086	$398,692	$444,813		$468,425

Portfolio turnover rate	10.84%		14.08%	14.70%	17.50%	17.01%		21.79%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.25 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.43%.

dNet investment income per share includes approximately $0.20 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.18%.

eNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015

Class R6

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$31.17		$26.85	$32.41	$31.13	$29.35		$33.33

Income from investment operations[a]:

Net investment income[b]	0.52	[c]	0.70	0.62	0.75 [d]	0.61	[e]	0.55
Net realized and unrealized gains (losses)	(7.26)		5.90	(4.13)	2.34	3.19		(1.69)

Total from investment operations	(6.74)		6.60	(3.51)	3.09	3.80		(1.14)

Less distributions from:

Net investment income	—		(0.73)	(0.68)	(0.85)	(0.73)		(0.60)
Net realized gains	—		(1.55)	(1.37)	(0.96)	(1.29)		(2.24)

Total distributions	—		(2.28)	(2.05)	(1.81)	(2.02)		(2.84)

Net asset value, end of period	$24.43		$31.17	$26.85	$32.41	$31.13		$29.35

Total return[f]	(21.62)%		24.80%	(10.67)%	9.98%	13.02%		(3.23)%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates[h]	0.93%		0.90%	0.88%	0.84%	0.85%		0.84%

Expenses net of waiver and payments by affiliates[h,i]	0.92%		0.89%	0.87%	0.84%	0.85%	[j]	0.84% [j]

Expenses incurred in connection with securities sold short	0.03%		0.02%	—% [k]	—%	0.01%		0.02%

Net investment income	4.03%	[c]	2.31%	1.92%	2.42% [d]	2.41%	[e]	1.71%

Supplemental data

Net assets, end of period (000’s)	$891,006		$1,295,457	$1,418,812	$2,221,338	$528,617		$229,765

Portfolio turnover rate	10.84%		14.08%	14.70%	17.50%	17.01%		21.79%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.25 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.04%.

dNet investment income per share includes approximately $0.20 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.80%.

eNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.08%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	15

FRANKLIN MUTUAL SERIES FUNDS

Statement of Investments, June 30, 2020 (unaudited)

Franklin Mutual Global Discovery Fund

	Country	Shares/ Warrants	Value

Common Stocks and Other Equity Interests 90.8%
Aerospace & Defense 1.3%
BAE Systems PLC	United Kingdom	21,813,405	$130,427,103

Auto Components 0.0%†
[a,b,c]International Automotive Components Group Brazil LLC	Brazil	3,819,425	71,821

Automobiles 0.7%
General Motors Co.	United States	2,874,252	72,718,576

Banks 7.3%
Citigroup Inc.	United States	2,029,040	103,683,944
First Horizon National Corp.	United States	7,743,203	77,122,302
ING Groep NV	Netherlands	19,138,491	133,400,705
JPMorgan Chase & Co.	United States	1,676,856	157,725,075
Standard Chartered PLC	United Kingdom	21,802,525	118,182,231
Wells Fargo & Co.	United States	6,026,804	154,286,182

			744,400,439

Beverages 0.8%
Heineken NV	Netherlands	936,911	86,370,267

Building Products 2.1%
Johnson Controls International PLC	United States	6,119,300	208,912,902

Capital Markets 3.3%
Credit Suisse Group AG	Switzerland	16,988,277	176,760,761
[a]Deutsche Bank AG	Germany	10,513,763	100,293,370
Guotai Junan Securities Co. Ltd.	China	41,520,689	57,742,144

			334,796,275

Chemicals 2.7%
BASF SE	Germany	2,980,897	167,419,982
Covestro AG	Germany	2,915,166	111,023,668

			278,443,650

Communications Equipment 1.3%
Cisco Systems Inc.	United States	2,838,530	132,389,039

Construction Materials 1.2%
[a]LafargeHolcim Ltd., B	Switzerland	2,852,492	125,669,452

Consumer Finance 1.1%
Capital One Financial Corp.	United States	1,804,365	112,935,205

Containers & Packaging 1.3%
International Paper Co.	United States	3,679,148	129,542,801

Diversified Financial Services 3.3%
[a]Berkshire Hathaway Inc., B	United States	685,400	122,350,754
M&G PLC	United Kingdom	24,508,843	50,889,194
Voya Financial Inc.	United States	3,426,353	159,839,367

			333,079,315

Entertainment 2.3%
The Walt Disney Co.	United States	2,097,061	233,843,272

16	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

	Country	Shares/ Warrants	Value

Common Stocks and Other Equity Interests (continued)
Food & Staples Retailing 1.0%
Walgreens Boots Alliance Inc.	United States	2,329,672	$98,754,796

Food Products 2.1%
The Kraft Heinz Co.	United States	6,638,200	211,692,198

Health Care Equipment & Supplies 2.9%
Medtronic PLC	United States	3,251,401	298,153,472

Health Care Providers & Services 3.8%
Anthem Inc.	United States	496,728	130,629,530
CVS Health Corp.	United States	3,993,966	259,487,971

			390,117,501

Hotels, Restaurants & Leisure 1.1%
[a]Accor SA	France	3,991,363	108,921,089

Industrial Conglomerates 0.9%
General Electric Co.	United States	12,864,150	87,862,145

Insurance 6.9%
Alleghany Corp.	United States	76,761	37,546,875
China Pacific Insurance Group Co. Ltd., H	China	45,099,632	121,212,847
Direct Line Insurance Group PLC	United Kingdom	668,514	2,241,474
Everest Re Group Ltd.	United States	282,300	58,210,260
The Hartford Financial Services Group Inc.	United States	5,759,287	222,020,514
NN Group NV	Netherlands	7,637,416	256,653,645

			697,885,615

IT Services 1.9%
Cognizant Technology Solutions Corp., A	United States	3,420,390	194,346,560

Machinery 0.9%
[a]CNH Industrial NV	United Kingdom	5,804,196	40,774,378
[a]CNH Industrial NV, special voting	United Kingdom	7,338,645	51,553,857

			92,328,235

Media 2.8%
[a]Charter Communications Inc., A	United States	521,865	266,172,024
[a,d]iHeartMedia Inc., A	United States	2,634,302	21,996,422
[a,b]iHeartMedia Inc., B	United States	44,430	315,342
[a]iHeartMedia Inc., wts., A, 5/01/39	United States	292	2,438

			288,486,226

Oil, Gas & Consumable Fuels 8.9%
Ampol Ltd.	Australia	442,183	9,008,765
BP PLC	United Kingdom	43,368,646	166,140,345
Canadian Natural Resources Ltd.	Canada	6,183,700	107,271,286
ENEOS Holdings Inc.	Japan	23,391,167	83,379,295
Kinder Morgan Inc.	United States	10,580,858	160,511,616
Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	2,310,469	37,817,534
Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	6,164,658	98,699,969
Royal Dutch Shell PLC, B	United Kingdom	79,534	1,205,710

franklintempleton.com	Semiannual Report	17

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

	Country	Shares/ Warrants	Value

Common Stocks and Other Equity Interests (continued)
Oil, Gas & Consumable Fuels (continued)
The Williams Cos. Inc.	United States	12,380,235	$235,472,070

			899,506,590

Pharmaceuticals 12.1%
[a]Elanco Animal Health Inc.	United States	1,336,464	28,667,153
Eli Lilly and Co.	United States	1,293,426	212,354,681
GlaxoSmithKline PLC	United Kingdom	17,375,814	350,971,687
Merck & Co. Inc.	United States	4,071,173	314,823,808
Novartis AG	Switzerland	31,288	2,725,842
Novartis AG, ADR	Switzerland	3,631,876	317,208,050

			1,226,751,221

Semiconductors & Semiconductor Equipment 1.4%
[a]Renesas Electronics Corp.	Japan	27,484,238	141,280,049

Software 4.3%
[a]Avaya Holdings Corp.	United States	537	6,637
[a]Avaya Holdings Corp., wts., 12/15/22	United States	401,411	501,764
[a]Check Point Software Technologies Ltd.	Israel	2,433,172	261,395,668
Oracle Corp.	United States	3,083,000	170,397,410

			432,301,479

Specialty Retail 0.4%
[a]Dufry AG	Switzerland	1,213,846	36,358,961

Technology Hardware, Storage & Peripherals 4.9%
Hewlett Packard Enterprise Co.	United States	3,025,336	29,436,519
Samsung Electronics Co. Ltd.	South Korea	7,324,785	325,118,521
Western Digital Corp.	United States	3,247,529	143,378,406

			497,933,446

Textiles, Apparel & Luxury Goods 1.0%
Cie Financiere Richemont SA	Switzerland	1,537,099	99,143,370

Tobacco 4.0%
Altria Group Inc.	United States	2,606,727	102,314,035
British American Tobacco PLC	United Kingdom	5,861,984	224,814,449
British American Tobacco PLC, ADR	United Kingdom	2,178,905	84,585,092

			411,713,576

Wireless Telecommunication Services 0.8%
Vodafone Group PLC	United Kingdom	54,326,638	86,362,758

Total Common Stocks and Other Equity Interests (Cost $8,983,265,098)			9,223,499,404

Preferred Stocks (Cost $353,608,119) 2.6%
Automobiles 2.6%
[a]Volkswagen AG, pfd.	Germany	1,761,537	267,729,825

18	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

	Country	Principal Amount	Value

Corporate Bonds, Notes and Senior Floating Rate Interests 1.8%
[e]American Airlines Inc., senior secured note, 144A, 11.75%, 7/15/25	United States	$91,146,000	$85,885,964
[e]Macy’s Inc., senior secured note, first lien, 144A, 8.375%, 6/15/25	United States	19,531,000	19,469,966
[f,g,h,i]Mileage Plus Holdings LLC, Term Loan B, TBD, 6/25/27	United States	12,367,000	12,296,335
[e,j]Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., senior secured note, first lien, 144A, 6.50%, 6/20/27	United States	47,777,000	48,015,885
[g]Occidental Petroleum Corp., senior note, FRN, 1.842%, (3-month USD LIBOR + 1.45%), 8/15/22	United States	13,499,000	12,424,254

Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $179,286,439)			178,092,404

Corporate Notes in Reorganization 0.9%
[k]Frontier Communications Corp.,
senior note, 10.50%, 9/15/22	United States	117,895,000	41,088,176
senior note, 11.00%, 9/15/25	United States	133,179,000	46,475,476

Total Corporate Notes in Reorganization (Cost $234,025,004)			87,563,652

		Shares

Companies in Liquidation 0.0%†
[a,b,l]Tribune Media Co., Litigation Trust, Contingent Distribution	United States	1,295,342	—
[a,b,l]Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	142,325,613	78,279
[a,b,l]Walter Energy Inc., Litigation Trust, Contingent Distribution	United States	30,996,000	—

Total Companies in Liquidation (Cost $4,500,343)			78,279

Total Investments before Short Term Investments (Cost $9,754,685,003)			9,756,963,564

		Principal Amount

Short Term Investments 3.3%

Corporate Notes (Cost $3,871,320) 0.0%†
Occidental Petroleum Corp., senior note, 4.85%, 3/15/21	United States	$4,222,000	4,208,806

U.S. Government and Agency Securities 3.3%
[m]FHLB, 7/01/20	United States	25,000,000	25,000,000
[m]U.S. Treasury Bill,
7/02/20	United States	131,500,000	131,499,690
7/16/20 - 8/13/20	United States	113,000,000	112,992,461
[n]11/12/20 - 11/27/20	United States	64,000,000	63,962,528

Total U.S. Government and Agency Securities (Cost $333,377,686)			333,454,679

franklintempleton.com	Semiannual Report	19

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

	Country	Principal Amount	Value

Short Term Investments (continued)

[o]Investments from Cash Collateral Received for Loaned Securities 0.0%†

		Shares

Money Market Funds (Cost $219,000) 0.0%†
[p,q]Institutional Fiduciary Trust Money Market Portfolio, 0.00%	United States	219,000	$219,000

		Principal Amount

Repurchase Agreements (Cost $55,117) 0.0%†
[r]Joint Repurchase Agreement, 0.07%, 7/01/20 (Maturity Value $55,117)
BNP Paribas Securities Corp.
Collateralized by U.S. Treasury Bonds, 7.875%, 2/5/21; U.S. Treasury Notes, 0.125% - 2.875%, 12/31/20 - 1/31/24; U.S. Treasury Strips, 8/15/20 - 11/15/22 (valued at $56,219)	United States	$55,117	55,117

Total Investments from Cash Collateral Received for Loaned Securities (Cost $274,117)			274,117

Total Investments (Cost $10,092,208,126) 99.4%			10,094,901,166
Other Assets, less Liabilities 0.6%			59,673,771

Net Assets 100.0%			$10,154,574,937

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 15 regarding fair value measurements.

cSee Note 11 regarding restricted securities.

dA portion or all of the security is on loan at June 30, 2020. See Note 1(g).

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At June 30, 2020, the aggregate value of these securities was $153,371,815, representing 1.5% of net assets.

fSecurity purchased on a delayed delivery basis. See Note 1(d).

gThe coupon rate shown represents the rate at period end.

hA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

iSee Note 1(h) regarding senior floating rate interests.

jSecurity purchased on a when-issued basis. See Note 1(d).

kSee Note 8 regarding credit risk and defaulted securities.

lContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

mThe security was issued on a discount basis with no stated coupon rate.

nA portion or all of the security has been segregated as collateral for open forward exchange contracts. At June 30, 2020, the aggregate value of these securities pledged amounted to $6,527,527, representing 0.1% of net assets.

oSee Note 1(g) regarding securities on loan.

pSee Note 3(f) regarding investments in affiliated management investment companies.

qThe rate shown is the annualized seven-day effective yield at period end.

rSee Note 1(c) regarding joint repurchase agreement.

20	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

At June 30, 2020, the Fund had the following futures contracts outstanding. See Note 1(e).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount	*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Currency Contracts
EUR/USD	Short	4,656	$654,953,700		9/14/20	$ 4,297,404
GBP/USD	Short	3,641	282,109,231		9/14/20	7,756,813

Total Futures Contracts						$12,054,217

*As of period end.

At June 30, 2020, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

Forward Exchange Contracts

Currency	Counterparty	[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Australian Dollar	HSBK		Buy	878,161	$602,453	7/15/20	$3,576	$—
Australian Dollar	UBSW		Buy	1,819,659	1,262,257	7/15/20	—	(6,489)
Australian Dollar	UBSW		Buy	73,830,967	50,783,192	7/15/20	168,442	—
Australian Dollar	UBSW		Sell	89,491,464	61,786,965	7/15/20	27,834	—
Euro	BOFA		Buy	28,602,948	31,992,239	7/15/20	152,170	—
Euro	BOFA		Sell	71,343,339	78,717,198	7/15/20	—	(1,459,488)
Euro	BONY		Buy	9,675,895	10,631,380	7/15/20	242,532	—
Euro	HSBK		Buy	26,948,715	30,267,204	7/15/20	18,155	—
Euro	HSBK		Buy	31,939,656	35,948,995	7/15/20	—	(54,743)
Euro	HSBK		Sell	19,764,111	21,798,436	7/15/20	—	(412,761)
Euro	HSBK		Sell	22,735,660	25,580,573	7/15/20	29,907	—
Euro	SSBT		Sell	19,229,538	21,114,687	7/15/20	—	(495,749)
Euro	SSBT		Sell	22,735,660	25,578,526	7/15/20	27,861	—
Euro	UBSW		Sell	26,309,131	29,117,154	7/15/20	—	(449,432)
British Pound	BOFA		Buy	4,820,062	5,758,013	7/16/20	214,830	—
British Pound	BOFA		Buy	8,935,376	11,328,002	7/16/20	—	(255,614)
British Pound	BOFA		Sell	2,062,383	2,710,917	7/16/20	155,289	—
British Pound	BOFA		Sell	12,418,623	15,020,697	7/16/20	—	(368,002)
British Pound	HSBK		Buy	5,667,900	6,965,113	7/16/20	58,340	—
British Pound	HSBK		Buy	9,251,925	11,736,212	7/16/20	—	(271,568)
British Pound	HSBK		Sell	57,768,777	75,527,262	7/16/20	3,942,327	—
British Pound	SSBT		Sell	50,922,516	66,540,706	7/16/20	3,439,406	—
South Korean Won	HSBK		Buy	23,133,144,184	19,016,218	7/17/20	270,742	—
South Korean Won	HSBK		Sell	1,547,002,789	1,262,138	7/17/20	—	(27,655)
South Korean Won	HSBK		Sell	101,814,702,911	87,665,340	7/17/20	2,778,654	—
South Korean Won	UBSW		Buy	9,229,229,100	7,768,711	7/17/20	—	(73,962)
South Korean Won	UBSW		Buy	28,603,285,425	23,784,538	7/17/20	63,079	—
South Korean Won	UBSW		Sell	184,310,510,898	158,481,556	7/17/20	4,815,064	—
British Pound	BOFA		Buy	8,500,000	10,779,615	8/14/20	—	(245,087)
British Pound	HSBK		Sell	32,795,651	42,713,876	8/14/20	2,068,381	—

franklintempleton.com	Semiannual Report	21

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
British Pound	SSBT	Sell	32,795,651	$42,720,271	8/14/20	$2,074,776	$—
Swiss Franc	UBSW	Sell	160,460,421	170,751,621	8/17/20	1,143,523	—
Euro	BOFA	Sell	17,386,165	19,057,524	8/18/20	—	(496,502)
Euro	BONY	Sell	13,710,204	14,941,929	8/18/20	—	(477,786)
Euro	HSBK	Sell	28,704,035	31,411,544	8/18/20	—	(871,566)
Euro	UBSW	Sell	215,407,019	236,243,924	8/18/20	—	(6,021,960)
Euro	BOFA	Sell	11,042,488	12,075,210	10/07/20	—	(358,869)
Euro	BONY	Sell	11,122,721	12,540,055	10/07/20	15,634	—
Euro	BONY	Sell	17,743,631	19,432,364	10/07/20	—	(547,345)
Euro	HSBK	Sell	17,491,264	19,878,641	10/07/20	183,104	—
Euro	HSBK	Sell	54,242,146	59,517,633	10/07/20	—	(1,560,185)
Euro	SSBT	Sell	11,122,720	12,527,531	10/07/20	3,110	—
Euro	UBSW	Sell	23,221,638	25,419,596	10/07/20	—	(728,466)
Euro	UBSW	Sell	25,580,138	28,959,042	10/07/20	155,258	—
South Korean Won	HSBK	Sell	15,711,663,825	13,191,439	11/12/20	74,776	—
South Korean Won	HSBK	Sell	67,982,187,235	55,734,324	11/12/20	—	(1,019,655)
South Korean Won	UBSW	Sell	76,348,239,051	62,554,887	11/12/20	—	(1,183,375)
British Pound	SSBT	Sell	4,512,637	5,531,771	11/23/20	—	(64,656)
British Pound	UBSW	Sell	2,771,067	3,419,650	11/23/20	—	(16,938)
British Pound	UBSW	Sell	21,372,612	27,006,048	11/23/20	500,423	—
Euro	BOFA	Sell	11,308,700	12,592,813	11/23/20	—	(157,553)
Euro	HSBK	Sell	11,107,470	12,602,480	11/23/20	78,998	—
Euro	HSBK	Sell	20,878,625	23,267,469	11/23/20	—	(272,823)
Euro	SSBT	Sell	11,179,243	12,671,895	11/23/20	67,491	—
Euro	SSBT	Sell	18,606,151	20,708,581	11/23/20	—	(269,535)
Euro	UBSW	Sell	11,107,470	12,583,708	11/23/20	60,226	—
Euro	UBSW	Sell	95,998,206	105,760,872	11/23/20	—	(2,475,461)

Total Forward Exchange Contracts						$22,833,908	$(20,643,225)

Net unrealized appreciation (depreciation)						$2,190,683

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 12 regarding other derivative information.

See Abbreviations on page 41.

22	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2020 (unaudited)

Franklin Mutual Global Discovery Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$10,091,934,009
Cost - Non-controlled affiliates (Note 3f)	219,000
Cost - Unaffiliated repurchase agreements	55,117

Value - Unaffiliated issuers+	$10,094,627,049
Value - Non-controlled affiliates (Note 3f)	219,000
Value - Unaffiliated repurchase agreements	55,117
Cash	75,933
Receivables:
Investment securities sold	84,380,829
Capital shares sold	4,946,791
Dividends and interest	31,280,555
European Union tax reclaims	8,595,828
Deposits with brokers for:
Futures contracts.	21,601,453
Unrealized appreciation on OTC forward exchange contracts	22,833,908
Other assets	2,925,497

Total assets	10,271,541,960

Liabilities:
Payables:
Investment securities purchased	59,294,490
Capital shares redeemed	20,178,864
Management fees	7,322,452
Distribution fees	1,656,965
Transfer agent fees	2,070,819
Trustees’ fees and expenses	1,229,336
Variation margin on futures contracts	2,405,819
Payable upon return of securities loaned	274,117
Unrealized depreciation on OTC forward exchange contracts	20,643,225
Accrued expenses and other liabilities	1,890,936

Total liabilities	116,967,023

Net assets, at value	$10,154,574,937

Net assets consist of:
Paid-in capital	$10,155,789,167
Total distributable earnings (losses)	(1,214,230)

Net assets, at value	$10,154,574,937

+Includes securities loaned	$261,355

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	23

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2020 (unaudited)

Franklin Mutual Global Discovery Fund

Class Z:
Net assets, at value	$3,318,296,382

Shares outstanding	135,833,200

Net asset value and maximum offering price per share	$24.43

Class A:
Net assets, at value	$5,219,814,497

Shares outstanding	218,700,103

Net asset value per share[a]	$23.87

Maximum offering price per share (net asset value per share ÷ 94.50%)	$25.26

Class C:
Net assets, at value	$ 550,455,127

Shares outstanding	23,183,212

Net asset value and maximum offering price per share[a]	$23.74

Class R:
Net assets, at value	$ 175,002,442

Shares outstanding	7,447,050

Net asset value and maximum offering price per share	$23.50

Class R6:
Net assets, at value	$ 891,006,489

Shares outstanding	36,470,109

Net asset value and maximum offering price per share	$24.43

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

24	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2020 (unaudited)

Franklin Mutual Global Discovery Fund

Investment income:
Dividends:(net of foreign taxes)*
Unaffiliated issuers	$294,183,290
Interest:
Unaffiliated issuers	11,227,128
Adjustment for uncollectible interest (Note 8)	(13,214,014)
Income from securities loaned:
Unaffiliated entities (net of fees and rebates)	1,599
Non-controlled affiliates (Note 3f)	64

Total investment income	292,198,067

Expenses:
Management fees (Note 3a)	49,818,681
Distribution fees: (Note 3c)
Class A	7,504,910
Class C	3,297,904
Class R	484,883
Transfer agent fees: (Note 3e)
Class Z	2,501,880
Class A	3,795,678
Class C	417,788
Class R	123,015
Class R6	154,905
Custodian fees (Note 4)	322,430
Reports to shareholders	620,367
Registration and filing fees	121,410
Professional fees	166,443
Trustees’ fees and expenses	503,438
Dividends on securities sold short	1,516,483
Other	204,795

Total expenses	71,555,010
Expense reductions (Note 4)	(59,520)
Expenses waived/paid by affiliates (Note 3f and 3g)	(35,261)

Net expenses	71,460,229

Net investment income	220,737,838

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(370,692,737)
Foreign currency transactions	(822,706)
Forward exchange contracts	6,246,593
Futures contracts	6,989,036
Securities sold short	(8,011,183)

Net realized gain (loss)	(366,290,997)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(3,245,041,543)
Translation of other assets and liabilities denominated in foreign currencies	(272,443)
Forward exchange contracts	38,426,662
Futures contracts	24,025,068
Securities sold short	10,227,891

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	25

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations (continued)

for the six months ended June 30, 2020 (unaudited)

Franklin Mutual Global Discovery Fund

Net change in unrealized appreciation (depreciation)	(3,172,634,365)

Net realized and unrealized gain (loss)	(3,538,925,362)

Net increase (decrease) in net assets resulting from operations	$(3,318,187,524)

*Foreign taxes withheld on dividends	$7,400,860

26	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Mutual Global Discovery Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019

Increase (decrease) in net assets:
Operations:
Net investment income	$220,737,838	$314,928,953
Net realized gain (loss)	(366,290,997)	677,497,640
Net change in unrealized appreciation (depreciation)	(3,172,634,365)	2,424,756,459
Net increase (decrease) in net assets resulting from operations	(3,318,187,524)	3,417,183,052

Distributions to shareholders:
Class Z	—	(361,251,360)
Class A	—	(528,196,610)
Class C	—	(53,529,898)
Class R	—	(17,206,023)
Class R6	—	(92,112,429)

Total distributions to shareholders	—	(1,052,296,320)

Capital share transactions: (Note 2)
Class Z	(724,222,497)	(733,602,714)
Class A	(791,476,201)	(931,107,368)
Class C	(132,261,233)	(339,610,836)
Class R	(23,798,890)	(64,450,784)
Class R6	(135,172,914)	(339,450,065)
Total capital share transactions	(1,806,931,735)	(2,408,221,767)

Net increase (decrease) in net assets	(5,125,119,259)	(43,335,035)
Net assets:
Beginning of period	15,279,694,196	15,323,029,231

End of period	$10,154,574,937	$15,279,694,196

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	27

FRANKLIN MUTUAL SERIES FUNDS

Notes to Financial Statements (unaudited)

Franklin Mutual Global Discovery Fund

1.   Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Global Discovery Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

28	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time. At June 30, 2020, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy. See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2020.

franklintempleton.com	Semiannual Report	29

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

1.   Organization and Significant Accounting

Policies (continued)

d.   Securities Purchased on a When-Issued or Delayed Delivery Basis

The Fund purchases securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e.   Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2020, the Fund had OTC derivatives in a net liability position of $7,608,026 and the aggregate value of collateral pledged for such contracts was $6,527,527.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At June 30, 2020, the Fund received $11,482,375 in U.K. Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund,

30	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 12 regarding other derivative information.

f.  Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At June 30, 2020, the Fund had no securities sold short.

g.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement in the Statement of Assets and Liabilities. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

h.  Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

i.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital

franklintempleton.com	Semiannual Report	31

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

i.  Income and Deferred Taxes (continued)

gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

j.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

k.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

32	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

2.  Shares of Beneficial Interest

At June 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	6,067,478	$151,432,214	12,263,198	$369,164,159
Shares issued in reinvestment of distributions	—	—	10,621,505	326,481,046
Shares issued on reorganization (Note 13)	1,077,880	35,598,560	—	—
Shares redeemed	(37,297,934)	(911,253,271)	(47,272,140)	(1,429,247,919)

Net increase (decrease)	(30,152,576)	$(724,222,497)	(24,387,437)	$(733,602,714)

Class A Shares:
Shares sold[a]	8,302,876	$206,458,462	17,462,220	$518,262,717
Shares issued in reinvestment of distributions	—	—	17,190,278	516,611,982
Shares issued on reorganization (Note 13)	1,407,732	45,465,152	—	—
Shares redeemed	(42,858,875)	(1,043,399,815)	(66,274,047)	(1,965,982,067)

Net increase (decrease)	(33,148,267)	$(791,476,201)	(31,621,549)	$(931,107,368)

Class C Shares:
Shares sold	844,384	$20,403,292	1,771,751	$52,145,801
Shares issued in reinvestment of distributions	—	—	1,728,177	51,590,928
Shares issued on reorganization (Note 13)	342,264	11,024,642	—	—
Shares redeemed[a]	(6,650,341)	(163,689,167)	(15,014,827)	(443,347,565)

Net increase (decrease)	(5,463,693)	$(132,261,233)	(11,514,899)	$(339,610,836)

Class R Shares:
Shares sold	659,823	$14,900,976	673,375	$19,591,339
Shares issued in reinvestment of distributions	—	—	571,874	16,917,190
Shares issued on reorganization (Note 13)	52,424	1,668,374	—	—
Shares redeemed	(1,613,665)	(40,368,240)	(3,452,518)	(100,959,313)

Net increase (decrease)	(901,418)	$(23,798,890)	(2,207,269)	$(64,450,784)

Class R6 Shares:
Shares sold	4,495,098	$107,882,929	5,767,180	$173,953,547
Shares issued in reinvestment of distributions	—	—	2,704,420	83,110,071
Shares issued on reorganization (Note 13)	152,681	5,040,894	—	—
Shares redeemed	(9,732,809)	(248,096,737)	(19,752,108)	(596,513,683)

Net increase (decrease)	(5,085,030)	$(135,172,914)	(11,280,508)	$(339,450,065)

aMay include a portion of Class C shares that were automatically converted to Class A.

franklintempleton.com	Semiannual Report	33

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $4 billion
0.845%	Over $4 billion, up to and including $7 billion
0.825%	Over $7 billion, up to and including $10 billion
0.805%	Over $10 billion, up to and including $13 billion
0.785%	Over $13 billion, up to and including $16 billion
0.765%	Over $16 billion, up to and including $19 billion
0.745%	Over $19 billion, up to and including $22 billion
0.725%	Over $22 billion, up to and including $25 billion
0.705%	Over $25 billion, up to and including $28 billion
0.685%	In excess of $28 billion

For the period ended June 30, 2020, the annualized gross effective investment management fee rate was 0.845% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

34	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$232,871
CDSC retained	$21,895

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6 reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2020, the Fund paid transfer agent fees of $6,993,266, of which $3,209,323 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2020, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Income from securities loaned
Non-Controlled Affiliates

Institutional Fiduciary Trust Money Market Portfolio, 0.00%	$ —	$6,084,000	$(5,865,000)	$ —	$ —	$219,000	219,000	$64

g.  Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until April 30, 2021. Prior to May 1, 2020, the Class R6 transfer agent fees were limited to 0.02%.

franklintempleton.com	Semiannual Report	35

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

3.  Transactions with Affiliates (continued)

h.  Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended June 30, 2020, these purchase and sale transactions aggregated $0 and $1,233,191, respectively.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5.  Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2020, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2020.	$1,217,079
[b]Increase in projected benefit obligation	$62,494
Benefit payments made to retired trustees	$(8,021)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6.  Income Taxes

At June 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$10,057,199,669

Unrealized appreciation	$1,862,833,141
Unrealized depreciation	(1,810,866,271)

Net unrealized appreciation (depreciation)	$51,966,870

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

7.  Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2020, aggregated $1,242,918,297 and $2,764,620,638, respectively.

36	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

At June 30, 2020, in connection with securities lending transactions, the Fund loaned equity investments and received $274,117 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

8.  Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest. For the period ended June 30, 2020, the Fund recorded an adjustment for uncollectible interest of $13,214,014, as noted in the Statement of Operations.

At June 30, 2020, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $87,563,652, representing 0.9% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

10.  Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

11.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2020, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value

3,819,425	International Automotive Components Group Brazil LLC (Value is 0.0%† of Net Assets)	4/13/06 - 12/26/08	$2,536,498	$71,821

franklintempleton.com	Semiannual Report	37

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

11.  Restricted Securities (continued)

†Rounds to less than 0.1% of net assets.

12.  Other Derivative Information

At June 30, 2020, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Variation margin on futures contracts	$12,054,217	[a]	Variation margin on futures contracts	$—

	Unrealized appreciation on OTC forward exchange contracts	22,833,908		Unrealized depreciation on OTC forward exchange contracts	20,643,225

Totals		$34,888,125			$20,643,225

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2020, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Forward exchange contracts	$ 6,246,593	Forward exchange contracts	$38,426,662

	Futures contracts	6,989,036	Futures contracts	24,025,068

Totals		$13,235,629		$62,451,730

For the period ended June 30, 2020, the average month end notional amount of futures contracts represented $1,082,142,159. The average month end contract value of forward exchange contracts was $2,321,290,950.

See Note 1(e) regarding derivative financial instruments.

13.  Reorganization

On February 21, 2020, Franklin Mutual Global Discovery Fund (Surviving Fund), pursuant to a plan of reorganization approved on December 6, 2019, by shareholders of Franklin Mutual International Fund (Acquired Fund), a series of Franklin Mutual Series Funds, acquired 100% of the Acquired Fund’s net assets, primarily made up of investment securities, which included $6,750,005 of unrealized depreciation, through a tax-free exchange of 3,032,981 shares of the Surviving Fund (valued at $98,797,622). Immediately after the completion of the reorganization, the combined net assets of the Surviving Fund were $14,766,810,033.

38	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

The primary purpose for the reorganization was to combine the Acquired Fund with a larger fund that had lower annual fund operating expenses (before waivers), better long-term historical performance and similar investment goals, principal investment strategies and risks. The estimated cost of the reorganization was $175,174 of which the Surviving Fund and the Acquired Fund each paid 25% and Franklin Mutual paid 50%. The allocated portion of the Surviving Fund’s reorganization expenses are included with other expenses in the Statement of Operations.

Assuming the reorganization had been completed on January 1, 2020, the Surviving Fund’s pro forma results of operations, would have been as follows:

Period	Net Investment Income	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Assets from Operations

For the period January 01, 2020 through June 30, 2020	$220,734,931	$(3,540,397,029)	$(3,319,662,098)

Subsequent to the reorganization, the Surviving Fund has been managed as a single entity. Accordingly, it is impracticable to identify the amount of net investment income attributable to the Acquired Fund’s assets after the completion of the reorganization.

14.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2020, the Fund did not use the Global Credit Facility.

15.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

franklintempleton.com	Semiannual Report	39

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

15.  Fair Value Measurements (continued)

A summary of inputs used as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Aerospace & Defense	$—	$130,427,103	$—		$130,427,103
Auto Components	—	—	71,821		71,821
Automobiles	72,718,576	267,729,825	—		340,448,401
Banks	492,817,503	251,582,936	—		744,400,439
Capital Markets	—	334,796,275	—		334,796,275
Chemicals	—	278,443,650	—		278,443,650
Construction Materials	—	125,669,452	—		125,669,452
Diversified Financial Services	282,190,121	50,889,194	—		333,079,315
Hotels, Restaurants & Leisure	—	108,921,089	—		108,921,089
Insurance	317,777,649	380,107,966	—		697,885,615
Machinery	—	92,328,235	—		92,328,235
Media	288,170,884	—	315,342		288,486,226
Oil, Gas & Consumable Fuels	503,254,972	396,251,618	—		899,506,590
Pharmaceuticals	873,053,692	353,697,529	—		1,226,751,221
Semiconductors & Semiconductor Equipment	—	141,280,049	—		141,280,049
Software	431,799,715	501,764	—		432,301,479
Specialty Retail	—	36,358,961	—		36,358,961
Technology Hardware, Storage & Peripherals	172,814,925	325,118,521	—		497,933,446
Textiles, Apparel & Luxury Goods	—	99,143,370	—		99,143,370
Tobacco	186,899,127	224,814,449	—		411,713,576
Wireless Telecommunication Services	—	86,362,758	—		86,362,758
All Other Equity Investments	2,184,920,158	—	—		2,184,920,158
Corporate Bonds, Notes and Senior Floating Rate Interests	—	178,092,404	—		178,092,404
Corporate Notes in Reorganization	—	87,563,652	—		87,563,652
Companies in Liquidation	—	—	78,279	[c]	78,279
Short Term Investments	308,673,679	29,263,923	—		337,937,602

Total Investments in Securities	$6,115,091,001	$3,979,344,723	$465,442		$10,094,901,166

Other Financial Instruments:
Futures Contracts	$12,054,217	$—	$—		$12,054,217
Forward Exchange Contracts	—	22,833,908	—		22,833,908

Total Other Financial Instruments	$12,054,217	$22,833,908	$—		$34,888,125

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$20,643,225	$—		$20,643,225

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks as well as other equity interests.

cIncludes securities determined to have no value at June 30, 2020.

40	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the period.

16. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

17. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt

BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank

HSBK	HSBC Bank PLC	USD	United States Dollar	FRN	Floating Rate Note

SSBT	State Street Bank and Trust Co., N.A.			LIBOR	London InterBank Offered Rate

UBSW	UBS AG

franklintempleton.com	Semiannual Report	41

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Shareholder Information

Board Approval of Investment

Management Agreements

FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual Global Discovery Fund

(Fund)

The Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at a meeting held on May 14, 2020, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments (FT) complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The Board also noted that it received an annual report on all payments made by FT or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FT from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the investment manager. As part of this review, particular attention was given to management’s diligent risk management program, including continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments

42	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

SHAREHOLDER INFORMATION

are used to carry out the Fund’s investment goal(s). The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FT to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by the investment manager. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Fund. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The Board considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

franklintempleton.com	Semiannual Report	43

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

SHAREHOLDER INFORMATION

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2019. They considered the history of performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition to the materials provided by management in connection with the renewal process, the independent trustees requested throughout the year (and received) additional presentations from the investment manager and senior management of FT regarding the performance of the investment manager and the Fund. As part of these presentations, the investment manager and senior management of FT reviewed enhancements that have been made, and are being made, to the investment manager’s investment process. In addition, it was noted that senior management of FT is conducting a review of the investment manager and the Fund and will report the results thereof to the independent trustees when completed.

Particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional global multi-cap value funds. The Fund had total returns in the second-best performing quintile for the one-year period ended December 31, 2019, and had annualized total returns for the three- and five-year periods in the lowest and second-lowest performing quintiles, respectively. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2019 was in the middle performing quintile. The trustees noted that the Fund continued to exhibit improved relative performance in 2019 and discussed with management the reasons for the relative underperformance for the three- and five-year periods ended December 31, 2019. Encouraged by the continued improved relative performance and continued enhancements to the investment process noted above, the Board did not believe that any changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s goal.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the renewal process, the trustees explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

44	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

SHAREHOLDER INFORMATION

The Fund’s contractual management fee rate was in the most expensive quintile of its Lipper expense group and its total expenses were in the middle quintile of such group. The Board found such comparative fees and expenses to be acceptable in view of factors relating to the Fund’s operations, such as the quality and experience of its portfolio managers.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2019, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee and that the Board regularly evaluates whether additional breakpoints are appropriate. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management fees provide a sharing of benefits with the Fund and its shareholders.

Liquidity Risk Management Program

The Funds have adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other

franklintempleton.com	Semiannual Report	45

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

SHAREHOLDER INFORMATION

funding sources including the Funds’ interfund lending facility and line of credit. The Funds’ Board of Trustees approved the appointment of the Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) as the Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for FT products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Investment Compliance, Investment Operations, Valuation Committee and Product Management groups.

The LRMP Administrator Annual Report was presented to the Fund(s) Board of Trustees at their meetings in May 2020. The report covered the adequacy and effectiveness of the program during the period December 1, 2018 to December 31, 2019 (the “covered period”). The report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund. In addition, the LRMP Administrator presented the Fund Board of Trustees an update on liquidity during the first quarter of 2020 in relation to the COVID-19 pandemic.

During the reporting period, the Fund maintained a high level of liquid assets that are defined under the Liquidity Rule as ‘‘Highly Liquid Investments.’’ As a result, the Fund was designated a “Primarily Highly Liquid Fund” as defined under the Liquidity Rule and has not adopted a ‘‘Highly Liquid Investment Minimum.’’ A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

There can be no assurance that the program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

46	Semiannual Report	franklintempleton.com

This page intentionally left blank.

This page intentionally left blank.

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report and Shareholder Letter Franklin Mutual Global Discovery Fund
Investment Manager	Distributor	Shareholder Services
Franklin Mutual Advisers, LLC	Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236	(800) 632-2301 - (Class A, C, R & R6)
	franklintempleton.com	(800) 448-FUND - (Class Z)

© 2020 Franklin Templeton Investments. All rights reserved.	477 S 08/20

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Franklin Mutual European Fund Shareholder:

During the six months ended June 30, 2020, European equity markets were extremely volatile and declined as the spread of the novel coronavirus (COVID-19)—first reported in December and initially centered in China—disrupted economic activity and contributed to negative investor sentiment for risk assets. Share prices plunged dramatically, pulling European equities from high levels in mid-February before bottoming in late March. European stocks snapped back in April and May but moderated in June to close the period significantly above the market trough, although still in negative territory for the period. The broad European equity market, as measured by the MSCI Europe Index, finished the period down -11.55%.1

As the period opened, the U.K. was preparing to formally exit the European Union, and major equity markets were rallying, lifted by China and the United States’ Phase-One trade agreement that was intended to serve as the foundation for a similar deal between the U.S. and the European Union (EU). However, concerns about U.S. tariffs on European auto exports late in the month contributed to negative market sentiment. Then, COVID-19 emerged and upended these and other plans.

The spread of the pandemic evolved into a global public health crisis, and countries around the world implemented lockdown and physical distancing measures intended to “flatten the curve” of the contagion. Consumer and business spending fell, and manufacturing and other activity came to a virtual halt. Consequently, the world’s major economies fell into recession and projections about the economic fallout exceeded that of the 2007–2009 Global Financial Crisis.

In response, central banks expanded their mandates to support economies and markets. The Bank of England, in coordination and consultation with neighboring central banks, lowered interest rates to 0.1% and implemented quantitative easing via a bond purchase program, and the European Central Bank launched the Pandemic Emergency Purchase Programme. Later in the period, the EU approved a €750 billion (US$825 billion) European Recovery Fund that recommended financial burden sharing among member states. Policymakers’ “whatever-it-takes” approach lifted investor sentiment and stock prices rebounded. Rates of infection in some of the viral epicenters around the world slowed, and government officials, eager to restart economies, embarked on a gradual, albeit uneven, reopening.

The pandemic has highlighted structural weaknesses between Europe’s haves and the have-nots. Countries such as Italy, which is still recovering from the Global Financial Crisis, were hit hard by COVID-19 and lack the fiscal wherewithal to finance their recovery. As such, the European Recovery Fund is probably one of the most significant COVID-19 related relief actions. Depending upon the structure of the final agreement, it could represent the first steps in the fiscal integration of the region, as well as lead to the euro being considered a safe-haven currency.

As long-term investors, we can weather turbulence and look for it to provide opportunities to acquire shares in good franchises at attractive valuations. We remain disciplined in our approach and are committed to buying companies based on fundamentals, active engagement with management teams and a keen focus on cash flow and valuation. While the current level of uncertainty may be unnerving, it is important to remember that the market historically rewards investors who take a long-term perspective. To that end, we recognize the importance of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well-positioned for the years ahead.

On the following pages, the portfolio management team reviews investment decisions that pertain to performance during the past six months considering the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of June 30, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Not part of the semiannual report	franklintempleton.com

SEMIANNUAL REPORT

Franklin Mutual European Fund

This semiannual report for Franklin Mutual European Fund covers the period ended June 30, 2020.

Your Fund’s Goal and Main Investments

The Fund’s principal goal is capital appreciation, which may occasionally be short term. Its secondary goal is income. The Fund normally invests at least 80% of its total assets in securities of European companies that we believe are available at market prices less than their intrinsic value. The Fund invests primarily in equity securities, mainly common stocks, with a focus on mid- and large cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Geographic Composition bar chart on this page lists the leading European countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares posted a -20.55% cumulative total return for the six months ended June 30, 2020. For comparison, the Fund’s primary benchmark, the MSCI Europe Index-NR (Local Currency), which tracks equity performance in Europe’s developed markets, posted a -11.56% total return.1 Also for comparison, the Fund’s secondary benchmark, the MSCI Europe Index-NR (USD), posted a -12.78% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI All Country World Index (USD), posted a -5.99% total return during the six months under review.1 Stocks fell sharply in early 2020 as countries around the world implemented lockdown measures in an effort to

Geographic Composition*

Based on Total Net Assets as of 6/30/20

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

slow the spread of the novel coronavirus (COVID-19). Global supply chain disruptions, business and personal restrictions, and subdued consumer spending drove many investors to sell equity holdings in favor of perceived safe investments such as government bonds and cash. While global equities, notably in the U.S., rebounded in April and May amid optimism about easing lockdown restrictions, concerns about a second wave of infections hindered equities in June, as investors weighed the possibility of renewed restrictions.

In the eurozone, some analysts forecasted a significant contraction in 2020, particularly in southern European

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Net Returns (NR) include income net of tax withholding when dividends are paid.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 15.

franklintempleton.com	Semiannual Report	3

FRANKLIN MUTUAL EUROPEAN FUND

countries, as the magnitude of the economic disruption caused by the pandemic became apparent. European developed market equities, as measured by the MSCI Europe Index (USD), posted a -12.43% total return for the period.1 To stimulate growth, the European Central Bank implemented a broad bond-buying program, and many countries passed fiscal stimulus measures.

Investment Strategy

We follow a distinctive value investment approach that combines investments in what we believe are undervalued common stocks with, to a lesser extent, distressed debt investing and merger arbitrage. Our style aims to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company’s securities relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. Our portfolio selection process generally includes an assessment of the potential impacts of any material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company. We may invest in bankrupt or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes, including restructuring. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

The novel coronavirus (COVID-19) pandemic has significantly altered our way of life. Despite this, stocks have rallied off the March 23 market bottom and are within range of the pre-pandemic, all-time highs achieved earlier in the year. While the economy has reopened, the recovery is likely to be uneven. The question that we wrestle with daily is what does this scenario mean for equities in general and undervalued stocks in particular?

Markets rose sharply in April, as investors moved back into the growth stocks that propelled the market to the all-time highs of January. In late May, however, there was a turn in market sentiment resulting in value briefly outperforming growth. Undervalued stocks often benefit in periods of improving economic activity or stabilization as business prospects improve. Increasing demand across the economy, especially in cyclical sectors, can provide a tailwind for these companies and drive shareholder value. This is a scenario

Top 10 Sectors/Industries

Based on Equity Securities as of 6/30/20

% of Total Net Assets

Banks	8.8%

Insurance	7.3%

Pharmaceuticals	6.8%

Construction Materials	6.2%

Oil, Gas & Consumable Fuels	5.9%

Trading Companies & Distributors	5.8%

Machinery	5.7%

Chemicals	5.1%

Auto Components	4.3%

Diversified Telecommunication Services	4.2%

that often occurs off an economic bottom, and we are positioning our portfolios to capitalize on this trend.

The second-quarter earnings reporting season (occurring in July and August) marks the first period with the full impact of the economic lockdowns and will provide a more complete view into the pandemic’s impact on corporate statements. Many financial officers withdrew full-year 2020 guidance, as they reported first-quarter results, due to limited revenue visibility. As a result, the path ahead for stocks is less clear. We remain cautious amid these elevated risks.

Fund Performance

Turning to Fund performance, investments that detracted included Dufry, Standard Chartered and ING Groep.

The share price of Dufry, a Switzerland-based operator of global duty-free and duty-paid stores in airports and other transportation-related facilities in 65 countries, suffered a sharp drop as the COVID-19 pandemic significantly reduced air passenger traffic. In response, management took several steps to enhance liquidity and preserve cash, including raising equity and issuing convertible debt; eliminating the company’s dividend; securing commitments from lenders to waive financial covenants until the end of 2021; and reducing capital expenditures and cutting costs. Late in the period, management announced that it would reduce personnel expenses by up to 35%.

Shares of London-based bank Standard Chartered weakened during the period. Management canceled the company’s dividend and eliminated stock buybacks in response to a request by the U.K.’s banking regulator to use the capital to support the economy through 2020. The Prudential Regulation Authority also requested that banks not pay bonuses to senior staff and material risk takers.

4	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

Top 10 Equity Holdings

6/30/20

Company Sector/Industry, Country	% of Total Net Assets

Rexel SA Trading Companies & Distributors, France	3.9%

LafargeHolcim Ltd. Construction Materials, Switzerland	3.8%

Cie Generale des Etablissements Michelin SCA Auto Components, France	3.5%

Hellenic Telecommunications Organization SA Diversified Telecommunication Services, Greece	3.5%

Novartis AG Pharmaceuticals, Switzerland	3.4%

GlaxoSmithKline PLC Pharmaceuticals, U.K.	3.3%

NN Group NV Insurance, Netherlands	2.9%

BASF SE Chemicals, Germany	2.9%

Volkswagen AG Automobiles, Germany	2.8%

British American Tobacco PLC Tobacco, U.K.	2.7%

Standard Chartered later reported financial results that beat consensus estimates and set aside loan-loss reserves of close to $1 billion in anticipation of a spike in defaults. The stock price dipped further later in the period on concerns about a resumption of tensions between China and the U.S. Standard Chartered operates primarily in developing countries, and Hong Kong is one of its key markets.

Shares of Netherlands-based ING Groep, a global bank and financial institution, sold off as part of a broad equity market decline related to the economic impact of COVID-19 containment measures on global growth. The stock price began to recover later in the period on indications of a recovery in oil prices and a reopening of economies that closed to stem the spread of COVID-19. First-quarter financial results exceeded consensus forecasts, and a decline in net profit was less than anticipated.

During the period under review, Fund investments that contributed positively to performance included Avast, Reckitt Benckiser Group and Siemens.

Shares of Avast, a Czech Republic-based software company, rose during the period as an increase in remote working has led to greater demand for its cybersecurity products. The company generates free cash flow via a subscription revenue model, and customer acquisition costs are minimized using a “freemium” pricing strategy that gives away its basic antivirus software, but charges customers for enhanced versions. Toward the end of the period, Avast’s stock price also benefited from news that the company was being added to the FTSE 100 Index.

The share price of U.K.-based Reckitt Benckiser Group jumped early in the period on news reports that the manufacturer of health, hygiene and home products planned to test its disinfectants on COVID-19 samples that it had obtained. Later in the period, management reported solid first-quarter financial results that benefited from increased demand for its offerings within the over-the-counter and hygiene/home business segments. Full-year 2020 results are expected to exceed initial forecasts, and management planned to provide formal updated guidance following the end of the first half of the year.

Shares of Germany-based Siemens rallied off the late-March market bottom following a leadership reshuffling and greater clarity from management about a previously announced restructuring of the industrial conglomerate. The company’s chief executive officer (CEO) Joe Kaeser stepped down and was replaced by deputy CEO Roland Busch. Kaeser will become chairman of Siemens Energy, a spinoff of Siemens’ gas and power operating company. The divestiture is expected to be completed in September, and Siemens will initially retain a 45% stake that it plans to reduce significantly over the next 12 to 18 months. During the first-quarter earnings call, management pulled its fiscal 2020 guidance, citing the impact of the economic effects of the COVID-19 pandemic.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive overall impact on the Fund’s performance.

As fellow shareholders, we found recent absolute and relative performance disappointing, but our strategy of seeking undervalued stocks can lag European growth equity market returns at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

Thank you for your participation in Franklin Mutual European Fund. We look forward to continuing to serve your investment needs.

franklintempleton.com	Semiannual Report	5

FRANKLIN MUTUAL EUROPEAN FUND

Katrina Dudley, CFA

Co-Portfolio Manager

Mandana Hormozi

Co-Portfolio Manager

Todd Ostrow

Co-Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

6	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

Performance Summary as of June 30, 2020

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

Z

6-Month	-20.55%	-20.55%

1-Year	-13.23%	-13.23%

5-Year	-7.01%	-1.44%

10-Year	+45.76%	+3.84%

A3

6-Month	-20.66%	-25.01%

1-Year	-13.48%	-18.23%

5-Year	-8.21%	-2.80%

10-Year	+41.76%	+2.97%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

franklintempleton.com	Semiannual Report	7

FRANKLIN MUTUAL EUROPEAN FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses4

Share Class

Z	1.04%

A	1.29%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political uncertainty concerning the economic consequences of the departure of the U.K. from the European Union may increase market volatility. The Fund’s investments in smaller-company stocks carry an increased risk of price fluctuation, especially over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

8	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

Share Class	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During Period 1/1/20–6/30/201, [2]	Ending Account Value 6/30/20	Expenses Paid During Period 1/1/20–6/30/201, [2]	Net Annualized Expense Ratio[2]

Z	$1,000	$794.50	$4.77	$1,019.54	$ 5.37	1.07%
A	$1,000	$793.40	$5.89	$1,018.30	$ 6.62	1.32%
C	$1,000	$790.70	$9.22	$1,014.57	$10.37	2.07%
R	$1,000	$792.30	$7.00	$1,017.06	$ 7.87	1.57%
R6	$1,000	$794.70	$4.24	$1,020.14	$ 4.77	0.95%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Semiannual Report	9

FRANKLIN MUTUAL SERIES FUNDS

Financial Highlights

Franklin Mutual European Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class Z

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$21.31	$17.89	$20.93	$19.20	$19.48	$20.86

Income from investment operations[a]:

Net investment income[b]	0.11	0.54	0.49	0.35	0.63 [c]	0.42

Net realized and unrealized gains (losses)	(4.49)	3.46	(2.80)	1.65	(0.17)	(0.27)

Total from investment operations	(4.38)	4.00	(2.31)	2.00	0.46	0.15

Less distributions from:

Net investment income	—	(0.58)	(0.73)	(0.27)	(0.47)	(0.46)

Net realized gains	—	—	—	—	(0.27)	(1.07)

Total distributions	—	(0.58)	(0.73)	(0.27)	(0.74)	(1.53)

Net asset value, end of period	$16.93	$21.31	$17.89	$20.93	$19.20	$19.48

Total return[d]	(20.55)%	22.28%	(11.12)%	10.45%	2.40%	0.82%

Ratios to average net assets[e]

Expenses[f]	1.07% [g,h]	1.04% [g]	1.04% [g,h]	1.04% [g]	1.06% [g,h]	1.05%

Expenses incurred in connection with securities sold short	—%	—%	—% [i]	—%	—%	—% [i]

Net investment income	1.21%	2.77%	2.38%	1.75%	3.42% [c]	1.93%

Supplemental data

Net assets, end of period (000’s)	$461,172	$789,012	$958,149	$1,328,622	$1,175,972	$1,355,780

Portfolio turnover rate	15.54%	12.16%	35.42%	17.33%	16.43%	32.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 2.50%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

10	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual European Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$20.67	$17.37	$20.33	$18.66	$18.95	$20.33

Income from investment operations[a]:

Net investment income[b]	0.08	0.49	0.41	0.31	0.57 [c]	0.35

Net realized and unrealized gains (losses)	(4.35)	3.33	(2.69)	1.58	(0.18)	(0.26)

Total from investment operations	(4.27)	3.82	(2.28)	1.89	0.39	0.09

Less distributions from:

Net investment income	—	(0.52)	(0.68)	(0.22)	(0.41)	(0.40)

Net realized gains	—	—	—	—	(0.27)	(1.07)

Total distributions	—	(0.52)	(0.68)	(0.22)	(0.68)	(1.47)

Net asset value, end of period	$16.40	$20.67	$17.37	$20.33	$18.66	$18.95

Total return[d]	(20.66)%	21.98%	(11.29)%	10.14%	2.12%	0.57%

Ratios to average net assets[e]

Expenses[f]	1.32% [g,h]	1.29% [g]	1.29% [g,h]	1.29% [g]	1.31% [g,h]	1.33%

Expenses incurred in connection with securities sold short	—%	—%	—% [i]	—%	—%	—% [i]

Net investment income	0.96%	2.52%	2.13%	1.50%	3.17% [c]	1.65%

Supplemental data

Net assets, end of period (000’s)	$356,699	$512,218	$564,038	$714,915	$769,297	$1,033,307

Portfolio turnover rate	15.54%	12.16%	35.42%	17.33%	16.43%	32.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 2.25%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	11

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual European Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$20.93	$17.56	$20.38	$18.70	$18.97	$20.37

Income from investment operations[a]:

Net investment income[b]	0.02	0.35	0.29	0.15	0.44 [c]	0.19

Net realized and unrealized gains (losses)	(4.40)	3.35	(2.72)	1.60	(0.19)	(0.25)

Total from investment operations	(4.38)	3.70	(2.43)	1.75	0.25	(0.06)

Less distributions from:

Net investment income	—	(0.33)	(0.39)	(0.07)	(0.25)	(0.27)

Net realized gains	—	—	—	—	(0.27)	(1.07)

Total distributions	—	(0.33)	(0.39)	(0.07)	(0.52)	(1.34)

Net asset value, end of period	$16.55	$20.93	$17.56	$20.38	$18.70	$18.97

Total return[d]	(20.93)%	21.01%	(11.96)%	9.37%	1.32%	(0.16)%

Ratios to average net assets[e]

Expenses[f]	2.07% [g,h]	2.04% [g]	2.04% [g,h]	2.04% [g]	2.06% [g,h]	2.05%

Expenses incurred in connection with securities sold short	—%	—%	—% [i]	—%	—%	—% [i]

Net investment income	0.21%	1.77%	1.38%	0.75%	2.42% [c]	0.93%

Supplemental data

Net assets, end of period (000’s)	$38,164	$61,743	$78,149	$179,123	$209,196	$291,752

Portfolio turnover rate	15.54%	12.16%	35.42%	17.33%	16.43%	32.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 1.50%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual European Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$20.27	$17.05	$19.97	$18.35	$18.62	$20.04

Income from investment operations[a]:

Net investment income[b]	0.06	0.43	0.35	0.22	0.52 [c]	0.27

Net realized and unrealized gains (losses)	(4.27)	3.27	(2.64)	1.60	(0.18)	(0.23)

Total from investment operations	(4.21)	3.70	(2.29)	1.82	0.34	0.04

Less distributions from:

Net investment income	—	(0.48)	(0.63)	(0.20)	(0.34)	(0.39)

Net realized gains	—	—	—	—	(0.27)	(1.07)

Total distributions	—	(0.48)	(0.63)	(0.20)	(0.61)	(1.46)

Net asset value, end of period	$16.06	$20.27	$17.05	$19.97	$18.35	$18.62

Total return[d]	(20.77)%	21.70%	(11.54)%	9.92%	1.86%	0.37%

Ratios to average net assets[e]

Expenses[f]	1.57% [g,h]	1.54% [g]	1.54% [g,h]	1.54% [g]	1.56% [g,h]	1.55%

Expenses incurred in connection with securities sold short	—%	—%	—% [i]	—%	—%	—% [i]

Net investment income	0.71%	2.27%	1.88%	1.25%	2.92% [c]	1.43%

Supplemental data

Net assets, end of period (000’s)	$565	$733	$731	$821	$626	$997

Portfolio turnover rate	15.54%	12.16%	35.42%	17.33%	16.43%	32.59%
aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 2.00%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual European Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$21.29	$17.87	$20.91	$19.19	$19.47	$20.85

Income from investment operations[a]:

Net investment income[b]	0.12	0.69	0.56	0.41	0.66 [c]	0.46

Net realized and unrealized gains (losses)	(4.49)	3.33	(2.85)	1.62	(0.17)	(0.28)

Total from investment operations	(4.37)	4.02	(2.29)	2.03	0.49	0.18

Less distributions from:

Net investment income	—	(0.60)	(0.75)	(0.31)	(0.50)	(0.49)
Net realized gains	—	—	—	—	(0.27)	(1.07)

Total distributions	—	(0.60)	(0.75)	(0.31)	(0.77)	(1.56)

Net asset value, end of period	$16.92	$21.29	$17.87	$20.91	$19.19	$19.47

Total return[d]	(20.53)%	22.35%	(10.94)%	10.63%	2.53%	0.98%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates[f]	0.98%	0.94%	0.92%	0.88%	0.89%	0.89%

Expenses net of waiver and payments by affiliates[f]	0.95% [g]	0.93% [g]	0.91% [g]	0.88% [g]	0.89% [g,h]	0.89%

Expenses incurred in connection with securities sold short	—%	—%	—% [i]	—%	—%	—% [i]

Net investment income	1.33%	2.88%	2.51%	1.91%	3.59% [c]	2.09%

Supplemental data

Net assets, end of period (000’s)	$32,942	$44,561	$149,796	$294,660	$311,784	$373,904

Portfolio turnover rate	15.54%	12.16%	35.42%	17.33%	16.43%	32.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 2.67%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

Statement of Investments, June 30, 2020 (unaudited)

Franklin Mutual European Fund

	Country	Shares	Value

Common Stocks 90.9%
Aerospace & Defense 2.2%
BAE Systems PLC	United Kingdom	3,303,112	$19,750,027

Auto Components 3.5%
Cie Generale des Etablissements Michelin SCA	France	294,547	30,698,796

Banks 8.8%
[a]AIB Group PLC	Ireland	637,038	804,279
CaixaBank SA	Spain	5,720,550	12,236,814
ING Groep NV	Netherlands	3,424,039	23,866,522
Standard Chartered PLC	United Kingdom	3,913,575	21,213,828
[a]UniCredit SpA	Italy	2,221,742	20,503,113

			78,624,556

Beverages 3.4%
Anheuser-Busch InBev SA/NV	Belgium	368,823	18,180,036
Diageo PLC	United Kingdom	83,470	2,774,208
Heineken NV	Netherlands	98,897	9,116,939

			30,071,183

Chemicals 5.1%
BASF SE	Germany	459,069	25,783,287
Covestro AG	Germany	522,678	19,906,115

			45,689,402

Commercial Services & Supplies 1.1%
G4S PLC	United Kingdom	6,685,539	9,457,684

Construction Materials 6.2%
HeidelbergCement AG	Germany	389,156	20,830,343
[a]LafargeHolcim Ltd., B	Switzerland	769,431	33,898,069

			54,728,412

Diversified Financial Services 1.0%
M&G PLC	United Kingdom	4,238,725	8,801,121

Diversified Telecommunication Services 4.2%
Deutsche Telekom AG	Germany	402,179	6,747,657
Hellenic Telecommunications Organization SA	Greece	2,268,373	30,638,447

			37,386,104

Energy Equipment & Services 0.9%
Tenaris SA, ADR	Italy	635,416	8,215,929

Health Care Providers & Services 2.5%
[a]Fresenius SE and Co. KGaA	Germany	456,222	22,673,517

Hotels, Restaurants & Leisure 2.6%
[a]Accor SA	France	834,577	22,774,936

Household Durables 2.5%
The Berkeley Group Holdings PLC	United Kingdom	27,829	1,433,141
Husqvarna AB, B	Sweden	2,085,623	17,162,711
[a]Persimmon PLC	United Kingdom	57,576	1,629,425
Taylor Wimpey PLC	United Kingdom	899,076	1,586,812

			21,812,089

franklintempleton.com	Semiannual Report	15

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual European Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Household Products 2.6%
Reckitt Benckiser Group PLC	United Kingdom	252,629	$23,240,520

Industrial Conglomerates 1.9%
Siemens AG	Germany	143,434	16,914,690

Insurance 7.3%
ASR Nederland NV	Netherlands	729,331	22,437,589
Direct Line Insurance Group PLC	United Kingdom	4,870,911	16,331,774
NN Group NV	Netherlands	779,270	26,187,193

			64,956,556

Machinery 5.7%
[a]CNH Industrial NV	United Kingdom	2,024,969	14,225,373
[a]CNH Industrial NV, special voting	United Kingdom	833,461	5,855,049
[a]Vossloh AG	Germany	500,980	21,970,966
Weir Group PLC	United Kingdom	672,284	8,834,303

			50,885,691

Media 0.4%
Informa PLC	United Kingdom	594,414	3,436,609

Oil, Gas & Consumable Fuels 5.9%
BP PLC	United Kingdom	5,861,577	22,455,034
[a]Cairn Energy PLC	United Kingdom	11,140,689	16,212,129
Royal Dutch Shell PLC, A	United Kingdom	890,580	14,258,734

			52,925,897

Pharmaceuticals 6.8%
GlaxoSmithKline PLC	United Kingdom	1,458,174	29,453,457
Novartis AG	Switzerland	351,286	30,604,393

			60,057,850

Road & Rail 0.0%
[a,b,c,d]Euro Wagon LP	Jersey Islands	16,127,149	—

Software 2.4%
Avast PLC	United Kingdom	3,251,987	21,253,677

Specialty Retail 1.0%
[a]Dufry AG	Switzerland	310,039	9,286,760

Textiles, Apparel & Luxury Goods 1.9%
Cie Financiere Richemont SA	Switzerland	267,925	17,281,247

Tobacco 2.7%
British American Tobacco PLC	United Kingdom	622,963	23,891,413

Trading Companies & Distributors 5.8%
[a]Kloeckner & Co. SE	Germany	3,031,653	16,614,182
Rexel SA	France	3,057,614	35,040,626

			51,654,808

Wireless Telecommunication Services 2.5%
Vodafone Group PLC	United Kingdom	14,245,323	22,645,712

Total Common Stocks (Cost $1,018,895,825)			809,115,186

16	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual European Fund (continued)

	Country	Shares	Value

Preferred Stocks 3.6%

Auto Components 0.8%
[e]Schaeffler AG, 6.736%, pfd.	Germany	886,950	$6,656,160

Automobiles 2.8%
[a]Volkswagen AG, pfd.	Germany	165,211	25,109,840

Total Preferred Stocks (Cost $33,618,385)			31,766,000

Total Investments before Short Term Investments (Cost $1,052,514,210)			840,881,186

		Principal Amount

Short Term Investments 4.0%

U.S. Government and Agency Securities 4.0%
[f]FHLB, 7/01/20	United States	$12,000,000	12,000,000
[f]U.S. Treasury Bill,
7/02/20	United States	15,000,000	14,999,965
[g]9/03/20 - 12/10/20	United States	8,000,000	7,996,354

Total U.S. Government and Agency Securities (Cost $34,995,912)			34,996,319

Total Investments (Cost $1,087,510,122) 98.5%			875,877,505

Other Assets, less Liabilities 1.5%			13,665,016

Net Assets 100.0%			$889,542,521

aNon-income producing.

bSee Note 12 regarding holdings of 5% voting securities.

cFair valued using significant unobservable inputs. See Note 14 regarding fair value measurements.

dSee Note 10 regarding restricted securities.

eVariable rate security. The rate shown represents the yield at period end.

fThe security was issued on a discount basis with no stated coupon rate.

gA portion or all of the security has been segregated as collateral for open forward exchange contracts. At June 30, 2020, the aggregate value of these securities pledged amounted to $2,076,168, representing 0.2% of net assets.

franklintempleton.com	Semiannual Report	17

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual European Fund (continued)

At June 30, 2020, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Currency Contracts
EUR/USD	Short	1,599	$224,929,332	9/14/20	$1,483,684
GBP/USD	Short	1,585	122,807,781	9/14/20	3,392,979

Total Futures Contracts					$4,876,663

*As of period end.

At June 30, 2020, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Euro	BOFA	Buy	12,979,960	$14,552,804	7/15/20	$34,266	$—
Euro	BOFA	Sell	6,903,172	7,635,592	7/15/20	—	(122,293)
Euro	BONY	Buy	13,810,512	15,373,279	7/15/20	147,175	—
Euro	HSBK	Buy	2,249,651	2,537,765	7/15/20	—	(9,576)
Euro	HSBK	Buy	14,413,613	16,066,672	7/15/20	131,556	—
Euro	HSBK	Sell	73,672,886	82,891,574	7/15/20	96,910	—
Euro	SSBT	Buy	2,864,322	3,245,628	7/15/20	—	(26,661)
Euro	SSBT	Sell	73,672,886	82,884,944	7/15/20	90,280	—
Euro	UBSW	Buy	403,749	454,000	7/15/20	—	(261)
Euro	UBSW	Buy	13,828,902	15,519,145	7/15/20	21,978	—
Euro	UBSW	Sell	6,713,338	7,427,301	7/15/20	—	(117,245)
British Pound	BOFA	Sell	2,005,492	2,425,703	7/16/20	—	(59,429)
British Pound	BONY	Sell	1,600,663	1,996,971	7/16/20	13,489	—
British Pound	HSBK	Buy	5,000,000	6,347,050	7/16/20	—	(151,235)
British Pound	HSBK	Sell	9,370,685	12,155,862	7/16/20	544,056	—
British Pound	SSBT	Sell	7,190,570	9,395,954	7/16/20	485,665	—
British Pound	UBSW	Sell	1,332,828	1,661,828	7/16/20	10,237	—
British Pound	BOFA	Buy	4,647,479	5,553,612	8/14/20	206,271	—
British Pound	BOFA	Buy	8,421,427	10,679,970	8/14/20	—	(242,821)
British Pound	BONY	Sell	343,351	421,642	8/14/20	—	(3,893)
British Pound	HSBK	Buy	5,552,452	6,825,074	8/14/20	56,392	—
British Pound	HSBK	Sell	40,040,937	52,150,317	8/14/20	2,525,332	—
British Pound	SSBT	Sell	936,303	1,103,246	8/14/20	—	(57,167)
British Pound	SSBT	Sell	40,040,937	52,158,125	8/14/20	2,533,140	—
Swiss Franc	UBSW	Sell	42,236,058	44,944,886	8/17/20	300,996	—
Euro	BOFA	Sell	3,672,036	4,028,184	8/18/20	—	(101,714)
Euro	BONY	Sell	8,547,459	9,315,362	8/18/20	—	(297,870)
Euro	HSBK	Sell	11,462,154	12,528,456	8/18/20	—	(362,902)
Euro	UBSW	Sell	10,201,284	11,156,156	8/18/20	—	(317,115)
Swedish Krona	SSBT	Sell	143,747,853	15,284,601	8/24/20	—	(150,612)

18	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual European Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Euro	BOFA	Sell	5,290,117	$5,785,479	10/07/20	$—	$(171,306)
Euro	BONY	Sell	3,415,420	3,850,637	10/07/20	4,801	—
Euro	BONY	Sell	7,585,529	8,304,165	10/07/20	—	(237,304)
Euro	HSBK	Sell	1,140,865	1,297,871	10/07/20	13,232	—
Euro	HSBK	Sell	14,512,372	15,993,316	10/07/20	—	(347,926)
Euro	SSBT	Sell	524,740	568,251	10/07/20	—	(22,618)
Euro	SSBT	Sell	3,415,420	3,846,791	10/07/20	955	—
Euro	UBSW	Sell	4,528,259	5,112,159	10/07/20	13,242	—
Euro	UBSW	Sell	10,291,032	11,256,818	10/07/20	—	(331,104)
British Pound	SSBT	Sell	712,059	872,870	11/23/20	—	(10,202)
British Pound	UBSW	Sell	691,733	853,654	11/23/20	—	(4,211)
British Pound	UBSW	Sell	5,600,128	7,035,641	11/23/20	90,544	—
Euro	BOFA	Sell	648,542	727,282	11/23/20	—	(3,939)
Euro	HSBK	Sell	4,219,318	4,713,095	11/23/20	—	(44,116)
Euro	HSBK	Sell	9,052,623	10,235,265	11/23/20	28,588	—
Euro	SSBT	Sell	1,532,598	1,707,745	11/23/20	—	(20,233)
Euro	SSBT	Sell	3,332,864	3,777,869	11/23/20	20,121	—
Euro	UBSW	Sell	3,311,467	3,751,577	11/23/20	17,955	—
Euro	UBSW	Sell	31,916,518	35,093,052	11/23/20	—	(892,276)

Total Forward Exchange Contracts						$7,387,181	$(4,106,029)

Net unrealized appreciation (depreciation)						$3,281,152

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 11 regarding other derivative information.

See Abbreviations on page 38.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	19

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2020 (unaudited)

Franklin Mutual European Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,081,227,613
Cost - Controlled affiliates (Note 3f and 12)	6,282,509

Value - Unaffiliated issuers	$875,877,505
Value - Controlled affiliates (Note 3f and 12)	—
Cash	433,987
Receivables:
Investment securities sold	2,795,343
Capital shares sold	599,703
Dividends.	4,939,698
European Union tax reclaims	2,903,600
Deposits with brokers for:
Futures contracts	8,286,010
Unrealized appreciation on OTC forward exchange contracts	7,387,181
Other assets	559,686

Total assets	903,782,713

Liabilities:
Payables:
Investment securities purchased	6,744,945
Capital shares redeemed	956,629
Management fees	651,114
Distribution fees	106,834
Transfer agent fees	256,109
Trustees’ fees and expenses	146,648
Variation margin on futures contracts	1,049,975
Unrealized depreciation on OTC forward exchange contracts	4,106,029
Accrued expenses and other liabilities.	221,909

Total liabilities	14,240,192

Net assets, at value	$889,542,521

Net assets consist of:
Paid-in capital	$1,160,205,700
Total distributable earnings (losses)	(270,663,179)

Net assets, at value	$889,542,521

20	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2020 (unaudited)

Franklin Mutual European Fund

Class Z:
Net assets, at value	$461,172,387

Shares outstanding	27,239,972

Net asset value and maximum offering price per share	$16.93

Class A:
Net assets, at value	$356,699,253

Shares outstanding	21,744,346

Net asset value per share[a]	$16.40

Maximum offering price per share (net asset value per share ÷ 94.50%)	$17.35

Class C:
Net assets, at value	$ 38,163,916

Shares outstanding	2,305,404

Net asset value and maximum offering price per share[a]	$16.55

Class R:
Net assets, at value	$ 565,095

Shares outstanding	35,177

Net asset value and maximum offering price per share	$16.06

Class R6:
Net assets, at value	$ 32,941,870

Shares outstanding	1,946,463

Net asset value and maximum offering price per share	$16.92

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	21

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2020 (unaudited)

Franklin Mutual European Fund

Investment income:
Dividends:(net of foreign taxes)*
Unaffiliated issuers	$11,589,577
Interest:
Unaffiliated issuers	240,855
Income from securities loaned:
Unaffiliated entities (net of fees and rebates)	12

Total investment income	11,830,444

Expenses:
Management fees (Note 3a)	4,535,351
Distribution fees: (Note 3c)
Class A	486,000
Class C	224,480
Class R	1,486
Transfer agent fees: (Note 3e)
Class Z	388,852
Class A	264,591
Class C	30,527
Class R	406
Class R6	8,783
Custodian fees (Note 4)	71,284
Reports to shareholders	55,138
Registration and filing fees	55,054
Professional fees	69,638
Trustees’ fees and expenses	51,618
Other	11,865

Total expenses	6,255,073
Expense reductions (Note 4)	(7,504)
Expenses waived/paid by affiliates (Note 3f and 3g)	(5,269)

Net expenses	6,242,300

Net investment income	5,588,144

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(90,935,481)
Foreign currency transactions	(348,289)
Forward exchange contracts	(3,909,279)
Futures contracts	4,220,809

Net realized gain (loss)	(90,972,240)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(237,645,062)
Translation of other assets and liabilities denominated in foreign currencies	(3,094)
Forward exchange contracts	17,317,628
Futures contracts	9,561,864

Net change in unrealized appreciation (depreciation)	(210,768,664)

Net realized and unrealized gain (loss)	(301,740,904)

Net increase (decrease) in net assets resulting from operations	$(296,152,760)

*Foreign taxes withheld on dividends	$899,736

22	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Mutual European Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019

Increase (decrease) in net assets:
Operations:
Net investment income	$ 5,588,144	$ 41,950,270
Net realized gain (loss)	(90,972,240)	55,462,083
Net change in unrealized appreciation (depreciation)	(210,768,664)	224,438,946

Net increase (decrease) in net assets resulting from operations	(296,152,760)	321,851,299

Distributions to shareholders:
Class Z	—	(20,967,947)
Class A	—	(12,671,231)
Class C	—	(972,882)
Class R	—	(16,815)
Class R6	—	(1,222,857)

Total distributions to shareholders	—	(35,851,732)

Capital share transactions: (Note 2)
Class Z	(154,719,559)	(321,483,450)
Class A	(54,250,095)	(150,432,479)
Class C	(10,969,736)	(29,238,553)
Class R	(5,906)	(117,087)
Class R6	(2,626,791)	(127,323,705)

Total capital share transactions	(222,572,087)	(628,595,274)

Net increase (decrease) in net assets	(518,724,847)	(342,595,707)
Net assets:
Beginning of period	1,408,267,368	1,750,863,075

End of period	$ 889,542,521	$1,408,267,368

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	23

FRANKLIN MUTUAL SERIES FUNDS

Notes to Financial Statements (unaudited)

Franklin Mutual European Fund

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual European Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

24	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual European Fund (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time. At June 30, 2020, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy. See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various

franklintempleton.com	Semiannual Report	25

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual European Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c.  Derivative Financial Instruments (continued)

periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 11 regarding other derivative information.

d.  Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At June 30, 2020, the Fund had no securities sold short.

e.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The

26	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual European Fund (continued)

collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2020, the Fund had no securities on loan.

f.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of

franklintempleton.com	Semiannual Report	27

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual European Fund (continued)

1. Organization and Significant Accounting Policies (continued)

g.  Security Transactions, Investment Income, Expenses and Distributions (continued)

number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

h.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	2,403,152	$41,251,208	4,771,932	$94,210,649
Shares issued in reinvestment of distributions	—	—	916,245	19,535,245
Shares redeemed	(12,196,459)	(195,970,767)	(22,203,969)	(435,229,344)

Net increase (decrease)	(9,793,307)	$(154,719,559)	(16,515,792)	$(321,483,450)

Class A Shares:
Shares sold[a]	2,209,627	$33,489,244	3,580,834	$69,916,200
Shares issued in reinvestment of distributions	—	—	473,589	9,797,244
Shares redeemed	(5,247,013)	(87,739,339)	(11,746,709)	(230,145,923)

Net increase (decrease)	(3,037,386)	$(54,250,095)	(7,692,286)	$(150,432,479)

Class C Shares:
Shares sold	60,447	$1,044,751	149,698	$2,911,176
Shares issued in reinvestment of distributions	—	—	44,429	929,543
Shares redeemed[a]	(704,316)	(12,014,487)	(1,694,293)	(33,079,272)

Net increase (decrease)	(643,869)	$(10,969,736)	(1,500,166)	$(29,238,553)

28	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual European Fund (continued)

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount

Class R Shares:
Shares sold	3,942	$ 73,580	6,114	$ 118,329
Shares issued in reinvestment of distributions	—	—	829	16,815
Shares redeemed	(4,958)	(79,486)	(13,638)	(252,231)

Net increase (decrease)	(1,016)	$ (5,906)	(6,695)	$ (117,087)

Class R6 Shares:
Shares sold	247,341	$ 4,094,318	354,277	$ 7,045,227
Shares issued in reinvestment of distributions	—	—	13,656	290,912
Shares redeemed	(394,414)	(6,721,109)	(6,655,454)	(134,659,844)

Net increase (decrease)	(147,073)	$ (2,626,791)	(6,287,521)	$(127,323,705)

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.875%	Up to and including $1 billion

0.845%	Over $1 billion, up to and including $2 billion

0.825%	Over $2 billion, up to and including $5 billion

0.805%	In excess of $5 billion

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan

franklintempleton.com	Semiannual Report	29

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual European Fund (continued)

3. Transactions with Affiliates (continued)

c. Distribution Fees (continued)

rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$5,392
CDSC retained	$2,034

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2020, the Fund paid transfer agent fees of $693,159, of which $249,564 was retained by Investor Services.

30	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual European Fund (continued)

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2020, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales		Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period		Number of Shares Held at End of Period	Income from securities loaned
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.00%	$—	$180,000		$(180,000)	$—	$—	$—	[a]	—	$—

aAs of June 30, 2020, no longer held by the Fund.

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class until April 30, 2021.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2020, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2020	$140,301
[b]Increase in projected benefit obligation	$5,781
Benefit payments made to retired trustees	$(726)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

b The increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

franklintempleton.com	Semiannual Report	31

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual European Fund (continued)

6. Income Taxes (continued)

At December 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$11,726,704

At June 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,066,997,102

Unrealized appreciation	$98,271,608

Unrealized depreciation	(281,225,525)

Net unrealized appreciation (depreciation)	$(182,953,917)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2020, aggregated $155,793,582 and $332,198,914, respectively.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

10. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

32	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual European Fund (continued)

At June 30, 2020, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value

16,127,149	Euro Wagon LP (Value is —% of Net Assets)	12/08/05 - 1/02/08	$6,282,509	$—

11. Other Derivative Information

At June 30, 2020, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Variation margin on futures contracts	$4,876,663	[a]	Variation margin on futures contracts	$ —
	Unrealized appreciation on OTC forward exchange contracts	7,387,181		Unrealized depreciation on OTC forward exchange contracts	4,106,029

Totals		$12,263,844			$4,106,029

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2020, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Forward exchange contracts	$(3,909,279)	Forward exchange contracts	$17,317,628

	Futures contracts	4,220,809	Futures contracts	9,561,864

Totals		$311,530		$26,879,492

For the period ended June 30, 2020, the average month end notional amount of futures contracts represented $410,267,448.

The average month end contract value of forward exchange contracts was $776,954,257.

franklintempleton.com	Semiannual Report	33

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual European Fund (continued)

11. Other Derivative Information (continued)

At June 30, 2020, OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]

Derivatives
Forward exchange contracts	$7,387,181	$4,106,029

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At June 30, 2020, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received	Net Amount (Not less than zero)

Counterparty
BOFA	$ 240,537	$(240,537)	$ —	$ —	$ —
BONY	165,465	(165,465)	—	—	—
HSBK	3,396,066	(915,755)	(2,480,311)	—	—
SSBT	3,130,161	(287,493)	(2,842,668)	—	—
UBSW	454,952	(454,952)	—	—	—

Total	$7,387,181	$(2,064,202)	$(5,322,979)	$ —	$ —

34	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual European Fund (continued)

At June 30, 2020, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged[b,c]	Cash Collateral Pledged	Net Amount (Not less than zero)

Counterparty
BOFA	$ 701,502	$ (240,537)	$ (460,965)	$ —	$ —
BONY	539,067	(165,465)	(368,916)	—	4,686
HSBK	915,755	(915,755)	—	—	—
SSBT	287,493	(287,493)	—	—	—
UBSW	1,662,212	(454,952)	(1,132,557)	—	74,703

Total	$4,106,029	$(2,064,202)	$(1,962,438)	$ —	$79,389

aAt June 30, 2020 the Fund received U.K. Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

cSee the accompanying Statement of Investments for securities pledged as collateral for derivatives.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 38.

12. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines ‘‘affiliated companies’’ to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended June 30, 2020, investments in “affiliated companies” were as follows:

Name of Issuer	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income
Controlled Affiliates[a]
Euro Wagon LP (Value is —% of Net Assets)	$ —	$ —	$ —	$ —	$ —	$ —	16,127,149	$ —

aIssuer in which the Fund owns 25% or more of the outstanding voting securities.

13. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

franklintempleton.com	Semiannual Report	35

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual European Fund (continued)

13. Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2020, the Fund did not use the Global Credit Facility.

14. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

36	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual European Fund (continued)

A summary of inputs used as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Aerospace & Defense	$—	$19,750,027	$—		$19,750,027
Auto Components	—	37,354,956	—		37,354,956
Automobiles	—	25,109,840	—		25,109,840
Banks	—	78,624,556	—		78,624,556
Beverages	9,116,939	20,954,244	—		30,071,183
Chemicals	—	45,689,402	—		45,689,402
Commercial Services & Supplies	—	9,457,684	—		9,457,684
Construction Materials	—	54,728,412	—		54,728,412
Diversified Financial Services	—	8,801,121	—		8,801,121
Diversified Telecommunication Services	—	37,386,104	—		37,386,104
Health Care Providers & Services	—	22,673,517	—		22,673,517
Hotels, Restaurants & Leisure	—	22,774,936	—		22,774,936
Household Durables	—	21,812,089	—		21,812,089
Household Products	—	23,240,520	—		23,240,520
Industrial Conglomerates	—	16,914,690	—		16,914,690
Insurance	—	64,956,556	—		64,956,556
Machinery	—	50,885,691	—		50,885,691
Media	—	3,436,609	—		3,436,609
Oil, Gas & Consumable Fuels	—	52,925,897	—		52,925,897
Pharmaceuticals	—	60,057,850	—		60,057,850
Software	—	21,253,677	—		21,253,677
Specialty Retail	—	9,286,760	—		9,286,760
Textiles, Apparel & Luxury Goods	—	17,281,247	—		17,281,247
Tobacco	—	23,891,413	—		23,891,413
Trading Companies & Distributors	—	51,654,808	—		51,654,808
Wireless Telecommunication Services	—	22,645,712	—		22,645,712
All Other Equity Investments	8,215,929	—	—	[c]	8,215,929
Short Term Investments	22,996,319	12,000,000	—		34,996,319

Total Investments in Securities	$40,329,187	$835,548,318	$—		$875,877,505

Other Financial Instruments:
Futures Contracts	$4,876,663	$—	$—		$4,876,663
Forward Exchange Contracts	—	7,387,181	—		7,387,181

Total Other Financial Instruments	$4,876,663	$7,387,181	$—		$12,263,844

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$4,106,029	$—		$4,106,029

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks.

cIncludes securities determined to have no value at June 30, 2020.

franklintempleton.com	Semiannual Report	37

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual European Fund (continued)

14. Fair Value Measurements (continued)

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the period.

15. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

16. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt

BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank

HSBK	HSBC Bank PLC	USD	United States Dollar

SSBT	State Street Bank and Trust Co., N.A.

UBSW	UBS AG

38	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL EUROPEAN FUND

Shareholder Information

Board Approval of Investment

Management Agreements

FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual European Fund

(Fund)

The Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at a meeting held on May 14, 2020, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments (FT) complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The Board also noted that it received an annual report on all payments made by FT or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FT from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the investment manager. As part of this review, particular attention was given to management’s diligent risk management program, including continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments

franklintempleton.com	Semiannual Report	39

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL EUROPEAN FUND

SHAREHOLDER INFORMATION

are used to carry out the Fund’s investment goal(s). The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FT to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by the investment manager. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Fund. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The Board considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

40	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL EUROPEAN FUND

SHAREHOLDER INFORMATION

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2019. They considered the history of performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition to the materials provided by management in connection with the renewal process, the independent trustees requested throughout the year (and received) additional presentations from the investment manager and senior management of FT regarding the performance of the investment manager and the Fund. As part of these presentations, the investment manager and senior management of FT reviewed enhancements that have been made, and are being made, to the investment manager’s investment process. In addition, it was noted that senior management of FT is conducting a review of the investment manager and the Fund and will report the results thereof to the independent trustees when completed.

Particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional European region funds. The Fund had total returns in the second-lowest performing quintile for the one-year period ended December 31, 2019, and had annualized total returns for the three- and five-year periods in the lowest and second-lowest performing quintiles, respectively. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2019 was in the middle performing quintile. The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees discussed with management the reasons for the relative underperformance for the one-, three-, and five-year periods ended December 31, 2019. While disappointed with the relative underperformance of the Fund, the Board did not believe that any changes with respect to the Fund were warranted at the time, particularly as the enhancements to the investment manager’s investment process continue to be implemented and as the review being conducted by senior management of FT is in process. The Board noted that it would continue to monitor future performance.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the renewal process, the trustees explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the middle quintile of its Lipper expense group and its total expenses were in the second-least expensive quintile of

franklintempleton.com	Semiannual Report	41

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL EUROPEAN FUND

SHAREHOLDER INFORMATION

such group. The Board was satisfied with such comparative fees and expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2019, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee and that the Board regularly evaluates whether additional breakpoints are appropriate. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management fees provide a sharing of benefits with the Fund and its shareholders.

Liquidity Risk Management Program

The Funds have adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. The Funds’ Board of Trustees approved the appointment of the Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) as the Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide

42	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL EUROPEAN FUND

SHAREHOLDER INFORMATION

oversight and administration of policies and procedures governing liquidity risk management for FT products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Investment Compliance, Investment Operations, Valuation Committee and Product Management groups.

The LRMP Administrator Annual Report was presented to the Fund(s) Board of Trustees at their meetings in May 2020. The report covered the adequacy and effectiveness of the program during the period December 1, 2018 to December 31, 2019 (the “covered period”). The report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund. In addition, the LRMP Administrator presented the Fund Board of Trustees an update on liquidity during the first quarter of 2020 in relation to the COVID-19 pandemic.

During the reporting period, the Fund maintained a high level of liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments.” As a result, the Fund was designated a “Primarily Highly Liquid Fund” as defined under the Liquidity Rule and has not adopted a “Highly Liquid Investment Minimum.” A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

There can be no assurance that the program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

franklintempleton.com	Semiannual Report	43

This page intentionally left blank.

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report and Shareholder Letter Franklin Mutual European Fund
Investment Manager	Distributor	Shareholder Services
Franklin Mutual Advisers, LLC	Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com	(800) 632-2301 - (Class A, C, R & R6) (800) 448-FUND - (Class Z)

© 2020 Franklin Templeton Investments. All rights reserved.	478 S 08/20

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Franklin Mutual Quest Fund Shareholder:

During the six months ended June 30, 2020, global equity markets were extremely volatile and declined as the spread of the novel coronavirus (COVID-19)—first reported in December and initially centered in China—disrupted economic activity and contributed to negative investor sentiment for risk assets. Share prices plunged dramatically, pulling global equities from near-record levels in mid-February before bottoming in late March. Global stocks snapped back in April and May but moderated in June to close the period significantly above the market trough, although still in negative territory. The broad U.S. equity market, as measured by the Standard & Poor’s® 500 Index, finished the period down -3.08%, and global stocks, as measured by the MSCI World Index, retreated -5.48%.1

As the period opened, major equity markets were rallying, lifted by China and the United States’ Phase-One trade agreement that was intended to serve as the foundation of a comprehensive settlement of two years of tariff one-upmanship between the world’s two largest economies. Then, COVID-19 emerged and upended these and other plans.

The spread of the pandemic evolved into a global public health crisis, and countries around the world implemented lockdown and physical distancing measures intended to “flatten the curve” of the contagion. Consumer and business spending fell, and manufacturing and other activity came to a virtual halt. Consequently, the world’s major economies fell into recession—including an end to the record-long U.S. expansion—and projections about the economic fallout exceeded that of the 2007–2009 Global Financial Crisis.

In response, central banks expanded their mandates to support economies and markets. The U.S. Federal Reserve (Fed) and the U.S. Congress undertook unprecedented monetary and fiscal stimulus that included lowering the federal funds rate to a range of 0.00%–0.25%; initiating open-ended quantitative easing; pledging to purchase short-dated investment-grade corporate debt and exchange-traded funds; sending checks directly to millions of Americans; expanding unemployment insurance; and

offering billions in loans to both small and large businesses. The European Union approved a €750 billion (US$825 billion) COVID-19 recovery fund that recommended financial burden sharing among member states.

Policymakers’ “whatever-it-takes” approach lifted investor sentiment, and stock prices surged. Rates of infection in some of the viral epicenters around the world slowed, and government officials, eager to restart economies, embarked on a gradual, albeit uneven, reopening.

In the period’s final month, the market rally continued but slowed considerably as the number of new, daily COVID-19 diagnoses spiked in U.S. states that were among the first to reopen. These trends may have worsened as many restless citizens, locked down since March, were less than diligent about adhering to social distancing and face-covering guidelines.

In late June, the Fed released the results of its annual Comprehensive Capital Analysis and Review report of large banks, better known as stress tests, and concluded that “banks can remain strong in the face of even the harshest shocks.” Nevertheless, the Fed capped dividends of banks at current levels and halted share buybacks until after the third quarter. Bank stocks reacted negatively to this development.

Market volatility and economic uncertainty can often present what we consider opportunities. We used our bottom-up, fundamentally driven investment process to add select positions that historically have not met our investment criteria but were now, in our opinion, attractively valued, and to move capital between existing positions to reflect market shifts. We believe this approach may offer meaningful upside potential and a degree of downside protection in periods of financial market turbulence. While the current level of uncertainty may be unnerving, it is important to remember that the market historically rewards investors who take a long-term perspective. To that end, we recognize the importance of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well-positioned for the years ahead.

On the following pages, the portfolio management team reviews investment decisions that pertain to performance during the past six months considering the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of June 30, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Not part of the semiannual report	franklintempleton.com

SEMIANNUAL REPORT

Franklin Mutual Quest Fund

This semiannual report for Franklin Mutual Quest Fund covers the period ended June 30, 2020.

Your Fund’s Goal and Main Investments

The Fund’s principal investment goal is capital appreciation, which may occasionally be short term. The secondary goal is income. Under normal market conditions, the Fund invests substantially to primarily in equity securities of U.S. and foreign companies that we believe are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock, with a current focus on mid- and large-cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest a substantial portion, potentially up to 100% of its assets, in foreign securities, which may include sovereign debt and participations in foreign government debt. The Geographic Composition bar chart on this page lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares posted a -15.50% cumulative total return for the six months ended June 30, 2020. In comparison, the Fund’s benchmark, the MSCI World Index (USD), which tracks stock performance in global developed markets, posted a total return of -5.48%.1 Also for comparison, the Fund’s secondary benchmark, the Bloomberg Barclays U.S. Corporate High Yield Index, which measures the U.S. corporate market of non-investment grade, fixed-rate corporate bonds, defined as the middle or lower ratings of Moody’s, Fitch and Standard & Poor’s, posted a -3.80% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Geographic Composition*

Based on Total Net Assets as of 6/30/20

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI All Country World Index (USD), posted a -5.99% total return during the six months under review.1 Stocks fell sharply in early 2020 as countries around the world implemented lockdown measures in an effort to slow the spread of the novel coronavirus (COVID-19). Global supply chain disruptions, business and personal restrictions, and subdued consumer spending drove many investors to sell equity holdings in favor of perceived safe investments such as government bonds and cash. While global equities, notably in the U.S., rebounded in April and May amid optimism about easing lockdown restrictions, concerns about a second wave of infections hindered equities in June, as investors weighed the possibility of renewed restrictions.

In the U.S., government mandates to mitigate the COVID-19 pandemic severely impacted the economy beginning in

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 16.

franklintempleton.com	Semiannual Report	3

FRANKLIN MUTUAL QUEST FUND

March 2020. As a result, the unemployment rate surged to 14.7% in April, as many businesses, particularly those involved in hospitality, retail and travel, announced mass layoffs.2 According to the National Bureau of Economic Research, the longest U.S. economic expansion in history ended in February 2020 as the country slipped into a severe recession. Nonetheless, near period-end, there were signs that a recovery was underway, as jobless claims fell considerably from their peak in early April, retail sales rose sharply in May, and the unemployment rate fell to 11.1% in June.2 Along with optimism about improved treatments and potential vaccines for COVID-19, the positive economic signals contributed to a significant equity rebound in April and May. However, an increase in COVID-19 infections in many states throughout June pressured U.S. stocks.

Additionally, the U.S. Federal Reserve (Fed) made significant efforts to support the U.S. economy. In March 2020, as the pandemic began to severely impact the economy and financial markets, the Fed implemented two emergency rate cuts, lowering the federal funds target rate to a range of 0.00%–0.25%, and announced sweeping quantitative easing measures aimed at ensuring credit flow to borrowers and supporting credit markets with unlimited amounts of bond purchasing.

In the eurozone, some analysts forecasted a significant contraction in 2020, particularly in southern European countries, as the magnitude of the economic disruption caused by the pandemic became apparent. European developed market equities, as measured by the MSCI Europe Index (USD), posted a -12.43% total return for the period.1 To stimulate growth, the European Central Bank implemented a broad bond-buying program, and many countries passed fiscal stimulus measures.

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index (USD), posted a -5.51% total return during the six-month period.1 The onset of the pandemic brought dramatically slower economic activity in Asia, as businesses halted operations and manufacturing and export activity declined sharply in the region’s major economies. Asian markets generally advanced toward period-end, bolstered by fiscal stimulus measures and economies reopening throughout the region, especially in China.

Emerging market stocks, as measured by the MSCI Emerging Markets Index (USD), posted a -9.67% total return due primarily to the COVID-19 pandemic.1 A sharp decrease in prices for oil and other natural resources also hurt emerging market economies reliant on these exports. In the last quarter of the reporting period, however, investor optimism led to a stock rally, particularly in emerging market countries that had successfully lowered infection rates.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of capital appreciation, but also reduces the risk of substantial declines, in our opinion. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well. Our portfolio selection process generally includes an assessment of the potential impacts of any material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company.

To a lesser extent, we complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers,

2. Source: U.S. Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

4	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

Asset Allocation*

Based on Total Net Assets as of 6/30/20

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

commonly referred to as deals, the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky. The current percentages of the Fund’s assets devoted to these investment strategies are listed in the Asset Allocation bar chart on this page. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

The novel coronavirus (COVID-19) pandemic has significantly altered our way of life. Despite this, stocks have rallied off the March 23 market bottom and are within range of the pre-pandemic, all-time highs achieved earlier in the year. While the economy has reopened, the recovery is likely to be uneven. The question that we wrestle with daily is what does this scenario mean for equities in general and undervalued stocks in particular?

Markets rose sharply in April, as investors moved back into the growth stocks that propelled the market to the all-time highs of January. In late May, however, there was a turn in market sentiment resulting in value briefly outperforming growth. Undervalued stocks often benefit in periods of improving economic activity or stabilization as business prospects improve. Increasing demand across the economy, especially in cyclical sectors, can provide a tailwind for these companies and drive shareholder value. This is a scenario that often occurs off an economic bottom, and we are positioning our portfolios to capitalize on this trend.

Top 10 Sectors/Industries

Based on Equity Securities as of 6/30/20

% of Total Net Assets

Insurance	8.6%

Tobacco	7.3%

Oil, Gas & Consumable Fuels	5.7%

Communications Equipment	4.8%

Software	3.5%

Media	3.2%

Diversified Telecommunication Services	3.1%

Pharmaceuticals	3.0%

Specialty Retail	2.8%

Diversified Financial Services	2.6%

The second-quarter earnings reporting season (occurring in July and August) marks the first period with the full impact of the economic lockdowns and will provide a more complete view into the pandemic’s impact on corporate statements. Many financial officers withdrew full-year 2020 guidance, as they reported first-quarter results, due to limited revenue visibility. As a result, the path ahead for stocks is less clear. We remain cautious amid these elevated risks.

Our traditional value equity investment approach is complemented with two other strategies: distressed investing and merger arbitrage.

Within our distressed credit strategy, we targeted companies and industries directly impacted by the coronavirus pandemic. The robust government fiscal and monetary intervention have limited the number of attractive options, but we have found opportunities in the energy sector and the retail and travel industries. Although each situation is unique, these securities have strong collateral packages and covenant protections or other features that we believe make them substantially more attractive than the broad array of available distressed debt.

Within merger arbitrage, which involves trading the stocks of companies involved in a merger or acquisition (M&A), activity has slowed significantly since the onset of the pandemic. Deal terms agreed to before the virus emerged have become unbalanced and are now more favorable for sellers than they are for buyers. Not surprisingly, some of these proposals have become embroiled in litigation. Also, M&A activity has slowed as the economic realities of the coronavirus get priced into the market, and bankers are challenged to conduct due diligence remotely. As the period ended, we began to see signs that transactions activity might resume, but we would expect the second half of the year to

franklintempleton.com	Semiannual Report	5

FRANKLIN MUTUAL QUEST FUND

be focused on resolving pending deals, rather than significant growth in new ones.

Fund Performance

Turning to Fund performance, investments that detracted included Intelsat, Envision Healthcare and Discovery, Inc.

The equity and debt securities of Luxembourg-based Intelsat, a satellite communication services company, were volatile and trended down during the period amid poor financial results as it prepared to sell some of its C-band spectrum to mobile phone companies seeking 5G networks. Intelsat failed to make a $125 million interest payment on April 15. S&P Global Ratings classified the missed payment as a selective default that would not be paid within the 30-day grace period, requiring the company to reach a restructuring agreement with its lenders or file for Chapter 11 bankruptcy protection, which it did on May 14. Also, during the period, there were several notices of intent to file a class action lawsuit against two large Intelsat shareholders, alleging that the defendants benefited from material, non-public information at the expense of other shareholders.

Our debt holding of U.S.-based Envision Healthcare, a privately held physician services provider, declined during the period amid the suspension of elective surgeries due to COVID-19 and as the company negotiated with creditors. Envision was acquired by private equity firm KKR through a leveraged buyout in 2018. Company management completed a debt exchange transaction in May 2020 to deleverage the balance sheet and reduce its cash interest expense. The bonds held by creditors were replaced by a substantially reduced balance of term loans, which we continue to hold.

U.S.-based cable network operator Discovery, Inc., which provides non-fiction and educational media entertainment, reported first-quarter 2020 financial results that were generally in line with consensus estimates, but its shares sold off due to declining advertising revenue amid the COVID-19 pandemic. Discovery’s management said the company would suspend the remaining $1.8 billion stock buyback program, although it repurchased $523 million of its shares early in the period. The postponement of the 2020 Tokyo Summer Olympics will be an additional headwind, but the company retains the broadcast rights when the event returns in 2021. Late in the period, management announced that Peter Faricy, head of the company’s direct-to-consumer operations (DTC), will depart on July 15. DTC is a major initiative at Discovery as the company attempts to navigate a challenging media landscape characterized by viewers cancelling cable subscriptions in favor of DTC streaming options.

Top 10 Equity Holdings

6/30/20

Company Sector/Industry, Country	% of Total Net Assets

Sorenson Communications LLC Communications Equipment, U.S.	4.8%

British American Tobacco PLC Tobacco, U.K.	3.3%

Liberty Global PLC Diversified Telecommunication Services, U.K.	2.8%

Navistar International Corp. Machinery, U.S.	2.4%

Imperial Brands PLC Tobacco, U.K.	2.2%

Voya Financial Inc. Diversified Financial Services, U.S.	2.2%

Tiffany & Co. Specialty Retail, U.S.	2.1%

Everest Re Group Ltd. Insurance, U.S.	2.1%

Discovery Inc. Media, U.S.	2.0%

The Williams Cos. Inc. Oil, Gas & Consumable Fuels, U.S.	1.9%

During the period under review, Fund investments that contributed positively to performance included Liberty Global, NortonLifeLock (not held at period-end) and Oracle. Liberty Global is listed among the Fund’s largest positions in the Top 10 Equity Holdings table on this page.

Shares of U.K.-based Liberty Global jumped on the news that the multinational telecom company would merge Virgin Media, its British cable television operator (the country’s largest) subsidiary, with O2, the U.K.’s number two mobile telephone provider that is owned by Telefónica of Spain. According to the deal terms, the parent companies will equally own the combined entity, which is valued at £31.4 billion including debt.

Shares of U.S.-based cybersecurity solutions provider NortonLifeLock outperformed during the period as work-from-home requirements attributable to the COVID-19 pandemic led to increased consumer purchases of the company’s cybersecurity subscriptions, generating solid fiscal fourth-quarter earnings that were in line with consensus expectations. NortonLifeLock’s stock rallied entering the year and surged after management announced in early January the payment of a one-time, $12 per share cash dividend funded by the 2019 sale of the enterprise security business to Broadcom. Symantec, the precursor to

6	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

NortonLifeLock, sold the business as part of its transition to a pure-play consumer-focused cybersecurity company, and management subsequently changed the company’s name to NortonLifeLock, highlighting its lead brands. NortonLifeLock’s shares appreciated materially, and we exited our position by period-end.

The stock of U.S.-based Oracle, a supplier of enterprise information management software, recovered from a steep drop early in the period as the company’s fiscal third- and fourth-quarter earnings-per-share results surpassed consensus forecasts. Following a brief selloff in June—attributable to fiscal fourth-quarter revenue that missed both management and analysts’ targets—the stock reversed course and outperformed the broad market. An authorization of $15 billion in share buybacks early in the period also contributed to positive investor sentiment.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive overall impact on the Fund’s performance.

As fellow shareholders, we found recent absolute and relative performance disappointing, but our strategy of seeking undervalued stocks can lag the growth equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

Thank you for your participation in Franklin Mutual Quest Fund. We look forward to continuing to serve your investment needs.

Shawn M. Tumulty

Co-Portfolio Manager

Keith Luh, CFA

Co-Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

franklintempleton.com	Semiannual Report	7

FRANKLIN MUTUAL QUEST FUND

Performance Summary as of June 30, 2020

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]
Z

6-Month	-15.50%[3]	-15.50%[3]

1-Year	-11.77%	-11.77%

5-Year	+ 2.85%	+ 0.56%

10-Year	+72.98%	+ 5.63%

A4

6-Month	-15.61%[3]	-20.27%

1-Year	-11.99%	-16.84%

5-Year	+ 1.63%	-0.81%

10-Year	+68.29%	+ 4.75%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

8	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses5

Share Class

Z	0.79%

A	1.04%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political uncertainty concerning the economic consequences of the departure of the U.K. from the European Union may increase market volatility. Smaller-company stocks have exhibited greater price volatility than larger-company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower-rated bonds, which entail higher credit risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net asset values of the Fund at 6/30/20 for financial reporting purposes. Accordingly, adjusted total returns have been disclosed in the Financial Highlights and differ from those reported here.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Semiannual Report	9

FRANKLIN MUTUAL QUEST FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

Share Class	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During Period 1/1/20–6/30/201,[2]	Ending Account Value 6/30/20	Expenses Paid During Period 1/1/20–6/30/201,[2]	Net Annualized Expense Ratio[2]

Z	$1,000	$843.50	$3.80	$1,020.74	$4.17	0.83%
A	$1,000	$842.50	$4.95	$1,019.49	$5.42	1.08%
C	$1,000	$839.00	$8.37	$1,015.76	$9.17	1.83%
R	$1,000	$841.30	$6.09	$1,018.25	$6.67	1.33%
R6	$1,000	$843.40	$3.53	$1,021.03	$3.87	0.77%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

10	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

Financial Highlights

Franklin Mutual Quest Fund

	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015

Class Z
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$14.06		$12.95	$15.83	$15.52	$14.47		$16.21

Income from investment operations[a]:

Net investment income[b]	0.20	[c]	0.45	0.48	0.58	0.87	[d]	0.54

Net realized and unrealized gains (losses)	(2.40)		1.16	(1.58)	0.49	1.47		(1.45)

Total from investment operations	(2.20)		1.61	(1.10)	1.07	2.34		(0.91)

Less distributions from:
Net investment income	—		(0.50)	(0.58)	(0.63)	(1.01)		(0.68)
Net realized gains	—		—	(1.20)	(0.13)	(0.28)		(0.15)

Total distributions	—		(0.50)	(1.78)	(0.76)	(1.29)		(0.83)

Net asset value, end of period	$11.86		$14.06	$12.95	$15.83	$15.52		$14.47

Total return[e]	(15.65)%		12.40%	(6.85)%	6.92%	16.26%		(5.55)%

Ratios to average net assets[f]

Expenses[g,h]	0.83%	[i]	0.78%	0.78%	0.79%	0.79%	[i]	0.82% [i]

Expenses incurred in connection with securities sold short	0.04%		0.02%	—% [j]	—%	0.01%		0.03%

Net investment income	3.22%	[c]	3.22%	2.96%	3.65%	5.74%	[d]	3.35%

Supplemental data

Net assets, end of period (000’s)	$2,349,300		$3,042,387	$3,054,792	$3,667,351	$3,683,095		$3,577,696

Portfolio turnover rate	29.90%		60.96%	115.52%	32.90%	44.04%		30.51%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.19%.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 5.42%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	11

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Quest Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015

Class A
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$13.84		$12.75	$15.60	$15.32	$14.29		$16.02

Income from investment operations[a]:

Net investment income[b]	0.18	[c]	0.41	0.43	0.53	0.83	[d]	0.49

Net realized and unrealized gains (losses)	(2.36)		1.14	(1.54)	0.46	1.45		(1.43)

Total from investment operations	(2.18)		1.55	(1.11)	0.99	2.28		(0.94)

Less distributions from:

Net investment income	—		(0.46)	(0.54)	(0.58)	(0.97)		(0.64)

Net realized gains	—		—	(1.20)	(0.13)	(0.28)		(0.15)

Total distributions	—		(0.46)	(1.74)	(0.71)	(1.25)		(0.79)

Net asset value, end of period	$11.66		$13.84	$12.75	$15.60	$15.32		$14.29

Total return[e]	(15.75)%		12.14%	(7.00)%	6.54%	16.04%		(5.85)%

Ratios to average net assets[f]

Expenses[g,h]	1.08%	[i]	1.03%	1.03%	1.04%	1.04%	[i]	1.10% [i]

Expenses incurred in connection with securities sold short	0.04%		0.02%	—% [j]	—%	0.01%		0.03%

Net investment income	2.97%	[c]	2.97%	2.71%	3.40%	5.49%	[d]	3.07%

Supplemental data

Net assets, end of period (000’s)	$763,413		$1,035,699	$1,067,382	$1,153,870	$1,216,085		$1,203,508

Portfolio turnover rate	29.90%		60.96%	115.52%	32.90%	44.04%		30.51%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.94%.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 5.17%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Quest Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015
Class C
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.73		$12.64	$15.35	$15.06	$14.08		$15.78

Income from investment operations[a]:

Net investment income[b]	0.14	[c]	0.30	0.29	0.41	0.70	[d]	0.36

Net realized and unrealized gains (losses)	(2.35)		1.12	(1.49)	0.47	1.41		(1.39)

Total from investment operations	(2.21)		1.42	(1.20)	0.88	2.11		(1.03)

Less distributions from:

Net investment income	—		(0.33)	(0.31)	(0.46)	(0.85)		(0.52)

Net realized gains	—		—	(1.20)	(0.13)	(0.28)		(0.15)

Total distributions	—		(0.33)	(1.51)	(0.59)	(1.13)		(0.67)

Net asset value, end of period	$11.52		$13.73	$12.64	$15.35	$15.06		$14.08

Total return[e]	(16.10)%		11.26%	(7.77)%	5.89%	15.10%		(6.49)%

Ratios to average net assets[f]

Expenses[g,h]	1.83%	[i]	1.78%	1.78%	1.79%	1.79%	[i]	1.82% [i]

Expenses incurred in connection with securities sold short	0.04%		0.02%	—% [j]	—%	0.01%		0.03%

Net investment income	2.22%	[c]	2.22%	1.96%	2.65%	4.74%	[d]	2.35%

Supplemental data

Net assets, end of period (000’s)	$75,474		$112,751	$141,619	$309,160	$343,624		$337,974

Portfolio turnover rate	29.90%		60.96%	115.52%	32.90%	44.04%		30.51%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.19%.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 4.42%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Quest Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$13.61		$12.54	$15.40	$15.14	$14.14		$15.87

Income from investment operations[a]:

Net investment income[b]	0.16	[c]	0.37	0.39	0.50	0.78	[d]	0.44

Net realized and unrealized gains (losses)	(2.32)		1.12	(1.53)	0.46	1.43		(1.40)

Total from investment operations	(2.16)		1.49	(1.14)	0.96	2.21		(0.96)

Less distributions from:

Net investment income	—		(0.42)	(0.52)	(0.57)	(0.93)		(0.62)

Net realized gains	—		—	(1.20)	(0.13)	(0.28)		(0.15)

Total distributions	—		(0.42)	(1.72)	(0.70)	(1.21)		(0.77)

Net asset value, end of period	$11.45		$13.61	$12.54	$15.40	$15.14		$14.14

Total return[e]	(15.87)%		11.88%	(7.31)%	6.38%	15.69%		(6.03)%

Ratios to average net assets[f]

Expenses[g,h]	1.33%	[i]	1.28%	1.28%	1.29%	1.29%	[i]	1.32% [i]

Expenses incurred in connection with securities sold short	0.04%		0.02%	—% [j]	—%	0.01%		0.03%

Net investment income	2.72%	[c]	2.72%	2.46%	3.15%	5.24%	[d]	2.85%

Supplemental data

Net assets, end of period (000’s)	$2,882		$3,415	$2,929	$1,774	$880		$898

Portfolio turnover rate	29.90%		60.96%	115.52%	32.90%	44.04%		30.51%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.69%.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 4.92%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Quest Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$14.05		$12.94	$15.81	$15.51	$14.45		$16.19

Income from investment operations[a]:

Net investment income[b]	0.20	[c]	0.46	0.49	0.64	0.88	[d]	0.55

Net realized and unrealized gains (losses)	(2.40)		1.15	(1.57)	0.43	1.48		(1.44)

Total from investment operations	(2.20)		1.61	(1.08)	1.07	2.36		(0.89)

Less distributions from:

Net investment income	—		(0.50)	(0.59)	(0.64)	(1.02)		(0.70)

Net realized gains	—		—	(1.20)	(0.13)	(0.28)		(0.15)

Total distributions	—		(0.50)	(1.79)	(0.77)	(1.30)		(0.85)

Net asset value, end of period	$11.85		$14.05	$12.94	$15.81	$15.51		$14.45

Total return[e]	(15.66)%		12.40%	(6.73)%	6.94%	16.44%		(5.54)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates[g]	0.81%		0.74%	0.74%	0.72%	0.71%		0.74%

Expenses net of waiver and payments by affiliates[g,h]	0.77%		0.72%	0.72%	0.72%	0.71%	[i]	0.74% [i]

Expenses incurred in connection with securities sold short	0.04%		0.02%	—% [j]	—%	0.01%		0.03%

Net investment income	3.28%	[c]	3.28%	3.02%	3.72%	5.82%	[d]	3.43%

Supplemental data

Net assets, end of period (000’s)	$78,461		$107,723	$116,012	$123,863	$52,277		$41,408

Portfolio turnover rate	29.90%		60.96%	115.52%	32.90%	44.04%		30.51%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.25%.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 5.50%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	15

FRANKLIN MUTUAL SERIES FUNDS

Statement of Investments, June 30, 2020 (unaudited)

Franklin Mutual Quest Fund

	Country	Shares/ Units/ Warrants	Value

Common Stocks and Other Equity Interests 61.5%
Aerospace & Defense 2.0%
BAE Systems PLC	United Kingdom	3,900,794	$23,323,698
Huntington Ingalls Industries Inc.	United States	238,460	41,608,885

			64,932,583

Auto Components 0.0%†
[a,b,c]International Automotive Components Group Brazil LLC	Brazil	2,548,299	47,918

Automobiles 0.2%
General Motors Co.	United States	284,600	7,200,380

Banks 0.5%
[a]BNP Paribas SA	France	316,236	12,633,773
First Horizon National Corp.	United States	51,600	513,936
Wells Fargo & Co.	United States	124,600	3,189,760

			16,337,469

Chemicals 0.9%
[d]Advanced Emissions Solutions Inc.	United States	1,724,209	8,362,414
Covestro AG	Germany	474,675	18,077,927
[e]Westlake Chemical Corp.	United States	66,100	3,546,265

			29,986,606

Commercial Services & Supplies 1.3%
[a]Advanced Disposal Services Inc.	United States	1,162,200	35,063,574
Waste Management Inc.	United States	73,000	7,731,430

			42,795,004

Communications Equipment 4.8%
[a,b,c,d]Sorenson Communications LLC, Membership Interests	United States	224,279	157,052,072

Containers & Packaging 0.1%
International Paper Co.	United States	60,500	2,130,205

Diversified Consumer Services 0.0%
[a,b]Cxloyalty Group Holdings Inc., wts., 4/10/24	United States	48,381	—

Diversified Financial Services 2.6%
M&G PLC	United Kingdom	5,362,814	11,135,135
Voya Financial Inc.	United States	1,557,986	72,680,047

			83,815,182

Diversified Telecommunication Services 3.1%
AT&T Inc.	United States	347,100	10,492,833
[a,e]Intelsat SA	United States	992,495	535,947
[a]Liberty Global PLC, C.	United Kingdom	4,194,789	90,229,912

			101,258,692

Electrical Equipment 0.1%
[a]Sensata Technologies Holding PLC	United States	100,200	3,730,446

Energy Equipment & Services 0.0%†
Schlumberger Ltd.	United States	11,332	208,396

16	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

	Country	Shares/ Units/ Warrants	Value

Common Stocks and Other Equity Interests (continued)
Entertainment 0.3%
The Walt Disney Co.	United States	102,500	$11,429,775

Equity Real Estate Investment Trusts (REITs) 1.0%
Brixmor Property Group Inc.	United States	835,200	10,707,264
Taubman Centers Inc.	United States	275,700	10,410,432
Vornado Realty Trust	United States	269,600	10,301,416

			31,419,112

Food Products 0.3%
Bunge Ltd.	United States	59,678	2,454,556
Conagra Brands Inc.	United States	215,712	7,586,591

			10,041,147

Health Care Equipment & Supplies 0.9%
Envista Holdings Corp.	United States	906,400	19,115,976
Medtronic PLC	United States	102,143	9,366,513

			28,482,489

Independent Power & Renewable Electricity Producers 1.7%
Vistra Corp.	United States	3,073,147	57,221,997

Insurance 8.6%
American International Group Inc.	United States	171,600	5,350,488
ASR Nederland NV	Netherlands	1,510,686	46,475,677
[a]Brighthouse Financial Inc.	United States	328,459	9,137,729
Direct Line Insurance Group PLC	United Kingdom	5,009,941	16,797,931
Everest Re Group Ltd.	United States	334,566	68,987,509
The Hartford Financial Services Group Inc.	United States	1,129,790	43,553,405
NN Group NV	Netherlands	1,223,210	41,105,697
RSA Insurance Group PLC	United Kingdom	9,614,692	48,690,985

			280,099,421

Interactive Media & Services 1.8%
[a]Baidu Inc., ADR	China	486,493	58,325,646

IT Services 1.1%
Cognizant Technology Solutions Corp., A	United States	649,000	36,876,180

Machinery 2.4%
[a]Navistar International Corp.	United States	2,830,559	79,821,764

Media 3.2%
[a]Charter Communications Inc., A	United States	6,670	3,401,967
[a]Clear Channel Outdoor Holdings Inc.	United States	17,622,660	18,327,566
[a]Discovery Inc., C	United States	3,370,684	64,919,374
[a,e]iHeartMedia Inc., A	United States	1,623,513	13,556,334
[a,b]iHeartMedia Inc., B	United States	23,770	168,708
[a]iHeartMedia Inc., wts., A, 5/01/39	United States	1,872	15,629
[a]Lee Enterprises Inc./IA	United States	2,367,044	2,319,703
[a,b,c]Lee Enterprises Inc., wts., 12/31/22	United States	1,110,000	322,568

			103,031,849

franklintempleton.com	Semiannual Report	17

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

	Country	Shares/ Units/ Warrants	Value

Common Stocks and Other Equity Interests (continued)
Oil, Gas & Consumable Fuels 5.7%
Ampol Ltd.	Australia	768,121	$15,649,226
BP PLC	United Kingdom	8,136,413	31,169,671
Canadian Natural Resources Ltd.	Canada	55,600	964,517
ENEOS Holdings Inc.	Japan	16,466,092	58,694,426
Royal Dutch Shell PLC, A	United Kingdom	1,122,432	18,371,859
The Williams Cos. Inc.	United States	3,292,500	62,623,350

			187,473,049

Pharmaceuticals 3.0%
[a]Elanco Animal Health Inc.	United States	512,220	10,987,119
GlaxoSmithKline PLC	United Kingdom	320,959	6,483,007
Merck & Co. Inc.	United States	638,900	49,406,137
Novartis AG, ADR	Switzerland	334,806	29,241,956
Perrigo Co. PLC	United States	55,820	3,085,171

			99,203,390

Software 3.5%
[a]Avaya Holdings Corp., wts., 12/15/22	United States	338,090	422,612
[a]Check Point Software Technologies Ltd.	Israel	576,711	61,956,063
Oracle Corp.	United States	912,426	50,429,785

			112,808,460

Specialty Retail 2.8%
Tiffany & Co.	United States	569,896	69,493,118
[a,b,d]TRU Kids Parent LLC	United States	7,104	22,890,097
[a,b,d]Wayne Services Legacy Inc.	United States	7,104	—

			92,383,215

Technology Hardware, Storage & Peripherals 0.9%
Hewlett Packard Enterprise Co.	United States	252,400	2,455,852
Western Digital Corp.	United States	636,782	28,113,925

			30,569,777

Tobacco 7.3%
Altria Group Inc.	United States	1,494,845	58,672,666
British American Tobacco PLC	United Kingdom	2,788,247	106,932,775
Imperial Brands PLC	United Kingdom	3,824,765	72,807,723

			238,413,164

Wireless Telecommunication Services 1.4%
Vodafone Group PLC	United Kingdom	27,952,495	44,435,928

Total Common Stocks and Other Equity Interests (Cost $2,250,725,033)			2,011,531,316

Convertible Preferred Stocks (Cost $22,951,706) 0.7%

Multi-Utilities 0.7%
Sempra Energy, 6.00%, cvt. pfd., A	United States	225,650	22,052,775

18	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

	Country	Shares		Value

Preferred Stocks (Cost $2,880,729) 0.1%
Auto Components 0.1%
[f]Schaeffler AG, 6.736%, pfd	Germany	342,769		$2,572,327

		Principal Amount	*

Corporate Bonds, Notes and Senior Floating Rate Interests 13.3%
[g]American Airlines Inc., senior secured note, 144A, 11.75%, 7/15/25	United States	$43,795,000		41,267,591
[g]Banff Merger Sub Inc., senior note, 144A, 9.75%, 9/01/26	United States	50,000,000		50,428,000
[g]Boxer Parent Co. Inc., senior secured note, first lien, 144A, 7.125%, 10/02/25	United States	5,874,700		6,181,213
Charter Communications Operating LLC/Charter Communications Operating Capital, senior secured note, first lien, 4.50%, 2/01/24	United States	1,642,000		1,817,916
[h,i]Cxloyalty Group Inc., Term Loan, 6.75%, (6-month USD LIBOR + 5.75%), 4/05/24 .	United States	18,760,621		13,632,724
[g]Delta Air Lines Inc., senior note, first lien, 144A, 7.00%, 5/01/25	United States	4,308,000		4,451,538
[h,i]Envision Healthcare Corp.,
[j]2020 New Term Loan, PIK, 5.491%, (3-month USD LIBOR + 4.50%), 10/11/25	United States	75,150,000		43,211,250
Term Loan B, 3.928%, (1-month USD LIBOR + 3.75%), 10/11/25	United States	40,434,373		27,177,681
[g]Frontier Communications Corp.,
second lien, 144A, 8.50%, 4/01/26	United States	25,000,000		23,662,500
senior secured note, first lien, 144A, 8.00%, 4/01/27	United States	20,000,000		20,333,600
iHeartCommunications Inc., senior note, 8.375%, 5/01/27	United States	20,000,000		18,363,700
[h,i]Intelsat Jackson Holdings SA, Term B-3 Loan, 8.00%, (Prime + 4.75%), 11/27/23	Luxembourg	8,000,000		8,007,504
[g]Macy’s Inc., senior secured note, first lien, 144A, 8.375%, 6/15/25	United States	6,246,000		6,226,481
[h,i,k,l]Mileage Plus Holdings LLC, Term Loan B, TBD, 6/25/27	United States	4,012,000		3,989,075
[g,m]Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., senior secured note, first lien, 144A, 6.50%, 6/20/27	United States	15,498,000		15,575,490
[h,i]Navistar Inc., Tranche B Term Loan, 3.70%, (1-month USD LIBOR + 3.50%), 11/06/24	United States	10,067,190		9,563,830
[g]Navistar International Corp.,
senior note, 144A, 6.625%, 11/01/25	United States	13,500,000		12,826,418
senior secured note, 144A, 9.50%, 5/01/25.	United States	7,061,400		7,595,418
[h]Occidental Petroleum Corp., senior note, FRN, 1.842%, (3-month USD LIBOR + 1.45%), 8/15/22	United States	4,260,700		3,921,477
[d,h,i]Sorenson Communications LLC, Initial Term Loans, 6.808%, (3-month USD LIBOR + 6.50%), 3/14/24.	United States	11,106,686		10,967,853
[h,i]Veritas U.S. Inc., Term Loan B1, 5.50%, (3-month USD LIBOR + 4.50%), 1/27/23	United States	22,806,574		21,153,097
[g]Veritas U.S. Inc./Veritas Bermuda Ltd.,
senior note, 144A, 7.50%, 2/01/23	United States	3,682,000		3,640,191
senior note, 144A, 10.50%, 2/01/24	United States	30,222,000		27,158,849
[h,i]Windstream Services LLC,
PSA Holder Revolving Commitment, 6.25%, (Prime + 3.00%), 2/20/49	United States	74,847,868		46,031,439
PSA Holder Term Loan B6, 8.25%, (Prime + 5.00%), 3/30/21	United States	12,922,000		8,140,860

Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $575,678,078)				435,325,695

franklintempleton.com	Semiannual Report	19

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds and Notes in Reorganization 2.7%
[n]Frontier Communications Corp.,
senior note, 8.875%, 9/15/20	United States	$21,382,000	$6,735,330
senior note, 10.50%, 9/15/22	United States	77,063,000	26,857,611
senior note, 11.00%, 9/15/25	United States	41,812,000	14,591,134
[g,n]Intelsat Connect Finance SA, senior note, 144A, 9.50%, 2/15/23	Luxembourg	48,845,000	12,363,890
[n]Intelsat Jackson Holdings SA, senior bond, 5.50%, 8/01/23	Luxembourg	45,750,000	26,179,294
[n]Whiting Petroleum Corp., cvt., senior note, 1.25%, 2/20/49	United States	10,964,000	1,672,010

Total Corporate Bonds and Notes in Reorganization (Cost $213,970,990)			88,399,269

		Shares
Companies in Liquidation 0.0%†
[a,b,o]Bosgen Liquidating Trust c/o Verdolino and Lowey P.C., Contingent Distribution	United States	159,828	—
[a,b,o]Tribune Media, Litigation Trust, Contingent Distribution	United States	1,528,360	—
[a,b,o]Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	104,175,133	57,296
[a,b,o]Walter Energy Inc., Litigation Trust, Contingent Distribution	United States	7,443,000	—

Total Companies in Liquidation (Cost $3,234,626)			57,296

	Number of Contracts	Notional Amount#
Options Purchased (Cost $373,718) 0.0%†
Calls - Exchange-Traded
The Walt Disney Co., January Strike Price $140.00, Expires 1/15/21	650	65,000	189,800

Total Investments before Short Term Investments (Cost $3,069,814,880)			2,560,128,478

	Country	Principal Amount*

Short Term Investments 21.8%

Corporate Notes (Cost $1,218,613) 0.0%†
Occidental Petroleum Corp., senior note, 4.85%, 3/15/21	United States	$1,329,000	1,324,848

U.S. Government and Agency Securities 21.7%
[p]FHLB, 7/01/20	United States	89,200,000	89,200,000
[p]U.S. Treasury Bill,
7/02/20	United States	150,000,000	149,999,646
7/07/20	United States	80,000,000	79,998,500
[q]7/16/20	United States	50,000,000	49,997,838
[q]7/23/20	United States	50,000,000	49,996,639
8/06/20	United States	50,000,000	49,994,125
8/13/20	United States	31,000,000	30,995,557
8/25/20	United States	125,000,000	124,976,129
11/12/20	United States	40,000,000	39,978,783

20	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

	Country	Principal Amount*	Value

Short Term Investments (continued)

U.S. Government and Agency Securities (continued)

[p]U.S. Treasury Bill, (continued) [q]11/27/20	United States	$43,000,000	$42,973,304

Total U.S. Government and Agency Securities (Cost $708,029,167)			708,110,521

[r]Investments from Cash Collateral Received for Loaned Securities 0.1%

		Shares
Money Market Funds (Cost $2,998,000) 0.1%
[s,t]Institutional Fiduciary Trust Money Market Portfolio, 0.00%	United States	2,998,000	2,998,000

		Principal Amount*
Repurchase Agreements (Cost $720,465) 0.0%†
[u]Joint Repurchase Agreement, 0.07%, 7/01/20 (Maturity Value $720,465)
BNP Paribas Securities Corp.
Collateralized by U.S. Treasury Bonds, 7.875%, 2/5/21; U.S. Treasury Notes, 0.125% - 2.875%, 12/31/20 - 1/31/24; U.S. Treasury Strips, 8/15/20 - 11/15/22 (valued at $734,875)	United States	$720,465	720,465

Total Investments from Cash Collateral Received for Loaned Securities (Cost $3,718,465)			3,718,465

Total Investments (Cost $3,782,781,125) 100.1%			3,273,282,312
Options Written (0.0)%†			(206,500)
Securities Sold Short (0.2)%			(5,419,276)
Other Assets, less Liabilities 0.1%			1,872,265

Net Assets 100.0%			$3,269,528,801

	Number of Contracts	Notional Amount#
[v]Options Written (0.0)%†
Puts - Exchange-Traded
Western Digital Corp., July Strike Price $40.00, Expires 7/17/20	500	50,000	(34,000)
Western Digital Corp., October Strike Price $40.00, Expires 10/16/20	500	50,000	(172,500)

Total Options Written (Premiums received $604,703)			$(206,500)

	Country	Shares
[w]Securities Sold Short (0.2)%
Common Stocks (0.2)%
Biotechnology (0.1)%
AbbVie Inc.	United States	9,464	(929,176)

franklintempleton.com	Semiannual Report	21

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

	Country	Shares	Value
[w]Securities Sold Short (continued)
Common Stocks (continued)
Internet & Direct Marketing Retail (0.1)%
Alibaba Group Holding Ltd., ADR	China	17,000	$(3,666,900)

Pharmaceuticals (0.0)%†
Bristol-Myers Squibb Co.	United States	14,000	(823,200)

Total Securities Sold Short (Proceeds $4,150,993)			$(5,419,276)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

#Notional amount is the number of units specified in the contract, and can include currency units, bushels, shares, pounds, barrels or other units. Currency units are stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 15 regarding fair value measurements.

cSee Note 11 regarding restricted securities.

dSee Note 13 regarding holdings of 5% voting securities.

eA portion or all of the security is on loan at June 30, 2020. See Note 1(g).

fVariable rate security. The rate shown represents the yield at period end.

gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At June 30, 2020, the aggregate value of these securities was $231,711,179, representing 7.1% of net assets.

hThe coupon rate shown represents the rate at period end.

iSee Note 1(h) regarding senior floating rate interests.

jIncome may be received in additional securities and/or cash.

kSecurity purchased on a delayed delivery basis. See Note 1(d).

lA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

mSecurity purchased on a when-issued basis. See Note 1(d).

nSee Note 8 regarding credit risk and defaulted securities.

oContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

pThe security was issued on a discount basis with no stated coupon rate.

qA portion or all of the security has been segregated as collateral for securities sold short, open forward exchange contracts and/or open written options contracts. At June 30, 2020, the aggregate value of these securities pledged amounted to $4,652,576, representing 0.1% of net assets.

rSee Note 1(g) regarding securities on loan.

sSee Note 3(f) regarding investments in affiliated management investment companies.

tThe rate shown is the annualized seven-day effective yield at period end.

uSee Note 1(c) regarding joint repurchase agreement.

vSee Note 1(e) regarding written options.

wSee Note 1(f) regarding securities sold short.

22	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

At June 30, 2020, the Fund had the following futures contracts outstanding. See Note 1(e).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Currency Contracts
EUR/USD	Short	307	$43,185,306	9/14/20	$ 292,397
GBP/USD	Short	735	56,948,719	9/14/20	1,599,809

Total Futures Contracts					$1,892,206

*As of period end.

At June 30, 2020, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Australian Dollar	UBSW	Sell	19,802,991	$13,672,440	7/15/20	$6,159	$—
Euro	BOFA	Buy	4,663,642	5,327,635	7/15/20	—	(86,566)
Euro	BOFA	Buy	5,267,451	5,901,438	7/15/20	18,200	—
Euro	BOFA	Sell	2,418,824	2,722,914	7/15/20	4,604	—
Euro	BOFA	Sell	3,208,689	3,568,266	7/15/20	—	(37,704)
Euro	BONY	Buy	1,851,031	2,126,514	7/15/20	—	(46,299)
Euro	BONY	Buy	2,469,439	2,763,903	7/15/20	11,290	—
Euro	HSBK	Buy	3,440,405	3,937,141	7/15/20	—	(70,765)
Euro	HSBK	Buy	4,903,052	5,408,002	7/15/20	102,120	—
Euro	HSBK	Sell	1,000,000	1,114,140	7/15/20	—	(9,675)
Euro	HSBK	Sell	22,742,983	25,588,813	7/15/20	29,916	—
Euro	SSBT	Buy	1,863,274	2,140,611	7/15/20	—	(46,636)
Euro	SSBT	Buy	2,309,714	2,590,084	7/15/20	5,606	—
Euro	SSBT	Sell	68,852	75,602	7/15/20	—	(1,775)
Euro	SSBT	Sell	25,091,223	28,231,904	7/15/20	34,021	—
Euro	UBSW	Buy	3,319,875	3,718,269	7/15/20	12,655	—
Euro	UBSW	Buy	5,337,035	6,096,334	7/15/20	—	(98,497)
Euro	UBSW	Sell	3,130,000	3,484,823	7/15/20	—	(32,717)
Euro	UBSW	Sell	4,600,000	5,191,187	7/15/20	21,640	—
British Pound	BOFA	Sell	8,985,817	11,680,601	7/16/20	545,709	—
British Pound	HSBK	Sell	8,688,671	11,356,166	7/16/20	589,486	—
British Pound	SSBT	Sell	6,898,671	9,014,528	7/16/20	465,950	—
South Korean Won	HSBK	Buy	2,777,803,773	2,267,066	7/17/20	48,892	—
South Korean Won	HSBK	Buy	7,845,359,600	6,596,065	7/17/20	—	(55,098)
South Korean Won	HSBK	Sell	10,623,163,373	9,138,011	7/17/20	281,087	—
South Korean Won	UBSW	Buy	3,720,017,367	3,079,593	7/17/20	21,923	—
South Korean Won	UBSW	Buy	5,417,216,800	4,549,607	7/17/20	—	(33,073)
South Korean Won	UBSW	Sell	9,137,234,167	7,869,547	7/17/20	251,496	—
British Pound	BOFA	Sell	4,834,708	6,298,706	8/14/20	306,780	—
British Pound	HSBK	Sell	33,137,884	43,170,774	8/14/20	2,101,130	—

franklintempleton.com	Semiannual Report	23

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
British Pound	SSBT	Sell	31,594,609	$41,155,770	8/14/20	$1,998,793	$—
Euro	BOFA	Sell	2,387,558	2,616,950	8/18/20	—	(68,310)
Euro	BONY	Sell	2,427,571	2,645,664	8/18/20	—	(84,598)
Euro	HSBK	Sell	2,412,167	2,631,293	8/18/20	—	(81,644)
Euro	UBSW	Sell	3,225,776	3,534,315	8/18/20	—	(93,681)
Euro	BOFA	Sell	795,009	867,609	10/07/20	—	(27,588)
Euro	BONY	Sell	901,914	1,016,843	10/07/20	1,268	—
Euro	BONY	Sell	3,047,961	3,319,422	10/07/20	—	(112,647)
Euro	HSBK	Sell	583,353	663,111	10/07/20	6,243	—
Euro	HSBK	Sell	2,056,355	2,277,869	10/07/20	—	(37,630)
Euro	SSBT	Sell	901,914	1,015,827	10/07/20	252	—
Euro	UBSW	Sell	529,857	581,977	10/07/20	—	(14,653)
Euro	UBSW	Sell	1,390,780	1,571,593	10/07/20	5,547	—
British Pound	SSBT	Sell	53,422,930	65,487,964	11/23/20	—	(765,428)
British Pound	UBSW	Sell	6,555,958	8,081,553	11/23/20	—	(48,935)
British Pound	UBSW	Sell	11,078,060	13,965,564	11/23/20	226,912	—
Euro	BOFA	Sell	779,201	867,610	11/23/20	—	(10,926)
Euro	HSBK	Sell	853,834	968,756	11/23/20	6,073	—
Euro	HSBK	Sell	2,619,389	2,918,828	11/23/20	—	(34,488)
Euro	SSBT	Sell	859,352	974,092	11/23/20	5,188	—
Euro	SSBT	Sell	1,679,428	1,866,765	11/23/20	—	(26,762)
Euro	UBSW	Sell	853,834	967,313	11/23/20	4,630	—
Euro	UBSW	Sell	1,965,971	2,182,208	11/23/20	—	(34,391)

Total Forward Exchange Contracts						$7,113,570	$(1,960,486)

Net unrealized appreciation (depreciation)						$5,153,084

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 12 regarding other derivative information.

See Abbreviations on page 45.

24	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2020 (unaudited)

Franklin Mutual Quest Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,706,989,678
Cost - Non-controlled affiliates (Note 3f and 13)	75,070,982
Cost - Unaffiliated repurchase agreements	720,465

Value - Unaffiliated issuers+	$3,070,291,411
Value - Non-controlled affiliates (Note 3f and 13)	202,270,436
Value - Unaffiliated repurchase agreements	720,465
Cash	4,137,777
Foreign currency, at value (cost $988,097)	988,097
Receivables:
Capital shares sold	1,049,590
Dividends and interest	11,256,865
European Union tax reclaims	644,757
Affiliates	221,728
Deposits with brokers for:
Securities sold short	5,484,793
Futures contracts	2,688,255
Unrealized appreciation on OTC forward exchange contracts	7,113,570
Other assets	1,007,318

Total assets	3,307,875,062

Liabilities:
Payables:
Investment securities purchased	19,236,035
Capital shares redeemed	4,122,603
Management fees	1,849,636
Distribution fees	234,282
Transfer agent fees	415,843
Trustees’ fees and expenses	374,506
Variation margin on futures contracts	489,613
Options written, at value (premiums received $604,703)	206,500
Securities sold short, at value (proceeds $4,150,993)	5,419,276
Payable upon return of securities loaned	3,718,465
Unrealized depreciation on OTC forward exchange contracts	1,960,486
Accrued expenses and other liabilities	319,016

Total liabilities	38,346,261

Net assets, at value	$3,269,528,801

Net assets consist of:
Paid-in capital	$4,215,365,290
Total distributable earnings (losses)	(945,836,489)

Net assets, at value	$3,269,528,801

+Includes securities loaned	$ 3,427,825

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	25

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2020 (unaudited)

Franklin Mutual Quest Fund

Class Z:
Net assets, at value	$2,349,299,503

Shares outstanding	198,099,828

Net asset value and maximum offering price per share	$11.86

Class A:
Net assets, at value	$763,412,814

Shares outstanding	65,494,689

Net asset value per share[a]	$11.66

Maximum offering price per share (net asset value per share ÷ 94.50%)	$12.34

Class C:
Net assets, at value	$75,474,245

Shares outstanding	6,551,835

Net asset value and maximum offering price per share[a]	$11.52

Class R:
Net assets, at value	$2,881,706

Shares outstanding	251,744

Net asset value and maximum offering price per share	$11.45

Class R6:
Net assets, at value	$78,460,533

Shares outstanding	6,622,609

Net asset value and maximum offering price per share	$11.85

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

26	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2020 (unaudited)

Franklin Mutual Quest Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$49,110,099
Non-controlled affiliates (Note 3f and 13)	431,052
Interest:
Unaffiliated issuers	30,615,806
Adjustment for uncollectible interest (Note 8)	(10,102,743)
Non-controlled affiliates (Note 13)	2,740,569
Income from securities loaned:
Unaffiliated entities (net of fees and rebates)	41,788
Non-controlled affiliates (Note 3f)	4,386

Total investment income	72,840,957

Expenses:
Management fees (Note 3a)	12,152,701
Distribution fees: (Note 3c)
Class A	1,071,917
Class C	446,910
Class R	7,686
Transfer agent fees: (Note 3e)
Class Z	1,031,349
Class A	345,157
Class C	35,991
Class R	1,244
Class R6	24,106
Custodian fees (Note 4)	65,351
Reports to shareholders	112,193
Registration and filing fees	77,176
Professional fees	84,962
Trustees’ fees and expenses	146,517
Dividends on securities sold short	798,284
Other	49,598

Total expenses	16,451,142
Expense reductions (Note 4)	(38,704)
Expenses waived/paid by affiliates (Note 3f and 3g)	(16,954)

Net expenses	16,395,484

Net investment income	56,445,473

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(196,210,653)
Non-controlled affiliates (Note 3f and 13)	1,493,148
Written options	1,464,632
Foreign currency transactions	(959,022)
Forward exchange contracts	4,083,300
Futures contracts	2,132,029
Securities sold short	(4,688,215)

Net realized gain (loss)	(192,684,781)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(548,520,794)
Non-controlled affiliates (Note 3f and 13)	(3,141,829)

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	27

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations (continued)

for the six months ended June 30, 2020 (unaudited)

Franklin Mutual Quest Fund

Translation of other assets and liabilities denominated in foreign currencies	(234,462)
Forward exchange contracts	18,217,170
Written options	364,078
Futures contracts	2,981,503
Securities sold short	4,553,746

Net change in unrealized appreciation (depreciation)	(525,780,588)

Net realized and unrealized gain (loss)	(718,465,369)

Net increase (decrease) in net assets resulting from operations	$(662,019,896)

*Foreign taxes withheld on dividends	$573,442

28	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Mutual Quest Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$56,445,473	$140,355,063
Net realized gain (loss)	(192,684,781)	(205,867,676)
Net change in unrealized appreciation (depreciation)	(525,780,588)	583,830,277

Net increase (decrease) in net assets resulting from operations	(662,019,896)	518,317,664

Distributions to shareholders:
Class Z	—	(104,723,243)
Class A	—	(33,694,633)
Class C	—	(2,725,827)
Class R	—	(102,662)
Class R6	—	(3,763,980)

Total distributions to shareholders	—	(145,010,345)

Capital share transactions: (Note 2)
Class Z	(225,055,446)	(273,149,893)
Class A	(111,914,229)	(122,215,243)
Class C	(19,989,302)	(40,715,515)
Class R	48,027	223,722
Class R6	(13,514,749)	(18,209,640)

Total capital share transactions	(370,425,699)	(454,066,569)

Net increase (decrease) in net assets	(1,032,445,595)	(80,759,250)
Net assets:
Beginning of period	4,301,974,396	4,382,733,646

End of period	$3,269,528,801	$4,301,974,396

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	29

FRANKLIN MUTUAL SERIES FUNDS

Notes to Financial Statements (unaudited)

Franklin Mutual Quest Fund

1.   Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Quest Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the

30	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time. At June 30, 2020, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy. See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls

franklintempleton.com	Semiannual Report	31

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

1.   Organization and Significant Accounting Policies (continued)

c.   Joint Repurchase Agreement (continued)

below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2020.

d.   Securities Purchased on a When-Issued or Delayed Delivery Basis

The Fund purchases securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e.   Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2020, the Fund had OTC derivatives in a net liability position of $230,986 and the aggregate value of collateral pledged for such contracts was $262,837.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At June 30, 2020, the Fund received $6,515,351 in U.K. Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

32	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 12 regarding other derivative information.

f.   Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

g.   Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement in the Statement of Assets and Liabilities. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

h.   Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially

franklintempleton.com	Semiannual Report	33

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

1. Organization and Significant Accounting Policies (continued)

h. Senior Floating Rate Interests (continued)

less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

i. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

34	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

k. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount

Class Z Shares:

Shares sold	6,389,687	$79,634,973	15,090,002	$210,921,808

Shares issued in reinvestment of distributions	—	—	7,039,345	99,052,207

Shares redeemed	(24,616,986)	(304,690,419)	(41,662,846)	(583,123,908)

Net increase (decrease)	(18,227,299)	$(225,055,446)	(19,533,499)	$(273,149,893)

Class A Shares:

Shares sold[a]	3,227,146	$38,953,442	8,918,707	$122,459,568

Shares issued in reinvestment of distributions	—	—	2,357,320	32,648,125

Shares redeemed	(12,564,371)	(150,867,671)	(20,150,894)	(277,322,936)

Net increase (decrease)	(9,337,225)	$(111,914,229)	(8,874,867)	$(122,215,243)

Class C Shares:

Shares sold	297,342	$3,643,656	1,166,930	$15,819,778

Shares issued in reinvestment of distributions	—	—	195,226	2,680,611

Shares redeemed[a]	(1,958,020)	(23,632,958)	(4,357,765)	(59,215,904)

Net increase (decrease)	(1,660,678)	$(19,989,302)	(2,995,609)	$(40,715,515)

Class R Shares:

Shares sold	37,559	$476,257	96,194	$1,289,422

Shares issued in reinvestment of distributions	—	—	7,540	102,662

Shares redeemed	(36,785)	(428,230)	(86,277)	(1,168,362)

Net increase (decrease)	774	$48,027	17,457	$223,722

franklintempleton.com	Semiannual Report	35

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

2. Shares of Beneficial Interest (continued)

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount
Class R6 Shares:
Shares sold	787,197	$9,490,293	1,870,657	$26,089,722
Shares issued in reinvestment of distributions	—	—	264,636	3,718,560
Shares redeemed	(1,834,088)	(23,005,042)	(3,434,204)	(48,017,922)

Net increase (decrease)	(1,046,891)	$(13,514,749)	(1,298,911)	$(18,209,640)

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $7 billion
0.625%	Over $7 billion, up to and including $10 billion
0.615%	In excess of $10 billion

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund

36	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers.	$31,144
CDSC retained	$6,458

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2020, the Fund paid transfer agent fees of $1,437,847, of which $748,010 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2020, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Income from securities loaned
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.00%	$—	$12,180,000	$(9,182,000)	$—	$—	$2,998,000	2,998,000	$4,386

franklintempleton.com	Semiannual Report	37

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

3. Transactions with Affiliates (continued)

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class until April 30, 2021.

h. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended June 30, 2020, these purchase and sale transactions aggregated $10,210,804 and $0, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2020, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2020	$371,131
[b]Increase in projected benefit obligation	$17,804
Benefit payments made to retired trustees	$(2,338)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Long term	$271,513,668

38	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

At June 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$3,819,139,707

Unrealized appreciation	$245,713,142
Unrealized depreciation	(788,939,043)

Net unrealized appreciation (depreciation)	$(543,225,901)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales and foreign currency transactions.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2020, aggregated $865,364,378 and $1,197,670,108, respectively.

At June 30, 2020, in connection with securities lending transactions, the Fund loaned equity investments and received $3,718,465 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest. For the period ended June 30, 2020, the Fund recorded an adjustment for uncollectible interest of $10,102,743, as noted in the Statement of Operations.

At June 30, 2020, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $88,399,269, representing 2.7% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

franklintempleton.com	Semiannual Report	39

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

11. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2020, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

Shares/ Warrants	Issuer	Acquisition Date	Cost	Value
2,548,299	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	$1,692,334	$47,918
1,110,000	[a] Lee Enterprises Inc., wts., 12/31/22	3/31/14	1,490,026	322,568
224,279	[b] Sorenson Communications LLC, Membership Interests	4/30/14	—	157,052,072

	Total Restricted Securities (Value is 4.8% of Net Assets)		$3,182,360	$157,422,558

aThe Fund also invests in unrestricted securities of other investments in the issuer, valued at $2,319,703 as of June 30, 2020.

bThe Fund also invests in unrestricted securities of other investments in the issuer, valued at $10,967,853 as of June 30, 2020.

12. Other Derivative Information

At June 30, 2020, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Variation margin on futures contracts	$1,892,206	[a]	Variation margin on futures contracts	$—
	Unrealized appreciation on OTC forward exchange contracts	7,113,570		Unrealized depreciation on OTC forward exchange contracts	1,960,486
Equity contracts	Investments in securities, at value	189,800	[b]	Options written, at value	206,500

Totals		$9,195,576			$2,166,986

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

40	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

For the period ended June 30, 2020, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$4,083,300	Forward exchange contracts	$18,217,170
	Futures contracts	2,132,029	Futures contracts	2,981,503
Equity contracts	Investments	(96,019)[a]	Investments	(141,379)[a]
	Written options	1,464,632	Written options	364,078

Totals		$7,583,942		$21,421,372

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the period ended June 30, 2020, the average month end notional amount of futures contracts and options represented $110,714,099 and 636,543 shares, respectively. The average month end contract value of forward exchange contracts was $483,966,628.

See Note 1(e) regarding derivative financial instruments.

13. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended June 30, 2020, investments in “affiliated companies” were as follows:

Name of Issuer	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period		Number of Shares/ Units/Principal Amount Held at End of Period		Investment Income
Non-Controlled Affiliates

										Dividends
Advanced Emissions Solutions Inc.	$18,104,195	$—	$—	$ —	$(9,741,781)	$8,362,414		1,724,209		$431,052
Lee Enterprises Inc./IA	4,609,275	—	(2,329,081)	(387,686)	— [a]	—	[a]	—	[a]	—
Lee Enterprises Inc., wts., 12/31/22	130,691	—	—	—	— [a]	—	[a]	—	[a]	—
Sorenson Communications LLC,
Membership Interests	152,057,986	—	—	—	4,994,086	157,052,072		224,279		—
TRU Kids Parent LLC	26,506,829	—	—	—	(3,616,732)	22,890,097		7,104		—
Wayne Services Legacy Inc.	—	—	(683,307)[b]	683,307	—	—		7,104		—

	$201,408,976	$ —	$(3,012,388)	$ 295,621	$(8,364,427)	$188,304,583				$431,052

franklintempleton.com	Semiannual Report	41

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

13. Holdings of 5% Voting Securities of Portfolio Companies (continued)

Name of Issuer	Value at Beginning of Period	Purchases		Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period		Number of Shares/ Units/Principal Amount Held at End of Period	Investment Income

Non-Controlled Affiliates (continued)

										Interest
Lee Enterprises Inc., Second Lien Term Loan, 12.00%, 12/15/22	34,210,244	41,580	[b]	(34,317,486)	644,118	(578,456)	—	[c]	—	452,880
Lee Enterprises Inc., senior secured note, first lien, 144A, 9.50%, 3/15/22	90,529,405	45,481	[b]	(97,050,000)	507,122	5,967,992	—	[c]	—	1,920,781
Sorenson Communications LLC, Initial Term Loans, 6.808%, (3-month USD LIBOR + 6.50%), 3/14/24	12,473,036	44,496	[b]	(1,429,028)	46,287	(166,938)	10,967,853		11,106,686	366,908

	$137,212,685	$131,557		$(132,796,514)	$1,197,527	$ 5,222,598	$10,967,853			$2,740,569

Total Affiliated Securities (Value is 6.1% of Net Assets)	$338,621,661	$131,557		$(135,808,902)	$1,493,148	$(3,141,829)	$199,272,436			$3,171,621

aAs of June 30, 2020, no longer an affiliate.

bMay include accretion, amortization, partnership adjustments, and/or corporate actions.

cAs of June 30, 2020, no longer held by the Fund.

14. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2020, the Fund did not use the Global Credit Facility.

15. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

42	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Aerospace & Defense	$41,608,885	$23,323,698	$—		$64,932,583
Auto Components	—	2,572,327	47,918		2,620,245
Banks	3,703,696	12,633,773	—		16,337,469
Chemicals	11,908,679	18,077,927	—		29,986,606
Communications Equipment	—	—	157,052,072		157,052,072
Diversified Financial Services	72,680,047	11,135,135	—		83,815,182
Insurance	127,029,131	153,070,290	—		280,099,421
Media	102,540,573	—	491,276		103,031,849
Oil, Gas & Consumable Fuels	63,587,867	123,885,182	—		187,473,049
Pharmaceuticals	92,720,383	6,483,007	—		99,203,390
Software	112,385,848	422,612	—		112,808,460
Specialty Retail	69,493,118	—	22,890,097	[c]	92,383,215
Tobacco	58,672,666	179,740,498	—		238,413,164
Wireless Telecommunication Services	—	44,435,928	—		44,435,928
All Other Equity Investments	523,563,785	—	—	[c]	523,563,785
Corporate Bonds, Notes and Senior Floating Rate Interests	—	435,325,695	—		435,325,695
Corporate Bonds and Notes in Reorganization	—	88,399,269	—		88,399,269
Companies in Liquidation	—	—	57,296	[c]	57,296
Options Purchased	189,800	—	—		189,800
Short Term Investments	621,908,521	91,245,313	—		713,153,834

Total Investments in Securities	$1,901,992,999	$1,190,750,654	$180,538,659		$3,273,282,312

Other Financial Instruments:
Futures Contracts	$1,892,206	$—	$—		$1,892,206
Forward Exchange Contracts	—	7,113,570	—		7,113,570

Total Other Financial Instruments	$1,892,206	$7,113,570	$—		$9,005,776

Liabilities:
Other Financial Instruments:
Options Written	$206,500	$—	$—		$206,500
Securities Sold Short[a]	5,419,276	—	—		5,419,276
Forward Exchange Contracts	—	1,960,486	—		1,960,486

Total Other Financial Instruments	$5,625,776	$1,960,486	$—		$7,586,262

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common, preferred and convertible preferred stocks as well as other equity interests.

cIncludes securities determined to have no value at June 30, 2020.

franklintempleton.com	Semiannual Report	43

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

15. Fair Value Measurements (continued)

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the period. At June 30, 2020, the reconciliation is as follows:

	Balance at Beginning of Period		Purchases	Sales	Transfer Into Level 3	Transfer Out of Level 3	Cost Basis Adjustments[a]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End
Assets:
Investments in Securities:
Equity Investments:[b]
Auto Components	$92,503		$—	$—	$—	$—	$ —	$—	$ (44,585)	$47,918		$ (44,585)
Communications Equipment	152,057,986		—	—	—	—	—	—	4,994,086	157,052,072		4,994,086
Media	472,147		—	—	—	—	—	—	19,129	491,276		19,129
Specialty Retail	26,506,829	[c]	—	—	—	—	(683,307)	683,307	(3,616,732)	22,890,097	[c]	(3,616,732)
Companies in Liquidation	57,296	[c]	—	—	—	—	(17,597)	17,597	—	57,296	[c]	—

Total Investments in Securities	$179,186,761		$—	$—	$—	$—	$(700,904)	$700,904	$ 1,351,898	$180,538,659		$ 1,351,898

aMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments. May also include amounts related to a corporate action.

bIncludes common stocks as well as other equity interests.

cIncludes securities determined to have no value.

Significant unobservable valuation inputs for material Level 3 assets and/or liabilities and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2020, are as follows:

Description	Fair Value at End of Period		Valuation Technique	Unobservable Inputs	Amount/ Range	Impact to Fair Value if Input Increases[a]
Assets:
Investments in Securities:
Equity Investments:
Communications Equipment	$157,052,072		Market transaction	Transaction price weighting	50%	Increase[b]
			Market comparables	EV / EBITDA multiple	4.9 x	Increase[b]
Specialty Retail	22,890,097		Market comparables	Discount for lack of marketability	28.5%	Decrease[b]
				EV / EBITDA multiple	11.6x - 14.4x	Increase[c]
				EV / Revenue multiple	0.4x	Increase
All Other Investments[d]	596,490	[e]
Total	$180,538,659

aRepresents the directional change in the fair value that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bRepresents a significant impact to fair value and net assets.

cRepresents a significant impact to fair value but not net assets.

dIncludes fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs. May also include financial instruments with values derived using private transaction prices or non-public third party pricing information which is unobservable.

eIncludes securities determined to have no value at June 30, 2020.

Abbreviations List

EBITDA	Earnings before interest, taxes, depreciation and amortization
EV	Enterprise value

44	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

16. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

17. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt

BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank

HSBK	HSBC Bank PLC	USD	United States Dollar	FRN	Floating Rate Note

SSBT	State Street Bank and Trust Co., N.A.			LIBOR	London InterBank Offered Rate

UBSW	UBS AG			PIK	Payment In-Kind

franklintempleton.com	Semiannual Report	45

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL QUEST FUND

Shareholder Information

Board Approval of Investment

Management Agreements

FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual Quest Fund

(Fund)

The Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at a meeting held on May 14, 2020, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments (FT) complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The Board also noted that it received an annual report on all payments made by FT or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FT from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the investment manager. As part of this review, particular attention was given to management’s diligent risk management program, including continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments

46	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL QUEST FUND

SHAREHOLDER INFORMATION

are used to carry out the Fund’s investment goal(s). The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FT to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by the investment manager. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Fund. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The Board considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

franklintempleton.com	Semiannual Report	47

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL QUEST FUND

SHAREHOLDER INFORMATION

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2019. They considered the history of performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition to the materials provided by management in connection with the renewal process, the independent trustees requested throughout the year (and received) additional presentations from the investment manager and senior management of FT regarding the performance of the investment manager and the Fund. As part of these presentations, the investment manager and senior management of FT reviewed enhancements that have been made, and are being made, to the investment manager’s investment process. In addition, it was noted that senior management of FT is conducting a review of the investment manager and the Fund and will report the results thereof to the independent trustees when completed.

Particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional flexible portfolio funds. The Fund had total returns in the second-lowest performing quintile for the one-year period ended December 31, 2019, and had annualized total returns for the three- and five-year periods in the lowest and the second-lowest performing quintiles, respectively. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2019 was in the second-best performing quintile. The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees discussed with management the reasons for the relative underperformance for the one-, three-, and five-year periods ended December 31, 2019. While disappointed with the relative underperformance of the Fund, the Board did not believe that any changes with respect to the Fund were warranted at the time, particularly as the enhancements to the investment manager’s investment process continue to be implemented and as the review being conducted by senior management of FT is in process. The Board noted that it would continue to monitor future performance.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the renewal process, the trustees explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the middle quintile of its Lipper expense group and its total expenses were in the second-least expensive quintile of

48	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL QUEST FUND

SHAREHOLDER INFORMATION

such group. The Board was satisfied with such comparative fees and expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2019, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee and that the Board regularly evaluates whether additional breakpoints are appropriate. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management fees provide a sharing of benefits with the Fund and its shareholders.

Liquidity Risk Management Program

The Funds have adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. The Funds’ Board of Trustees approved the appointment of the Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) as the Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide

franklintempleton.com	Semiannual Report	49

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL QUEST FUND

SHAREHOLDER INFORMATION

oversight and administration of policies and procedures governing liquidity risk management for FT products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Investment Compliance, Investment Operations, Valuation Committee and Product Management groups.

The LRMP Administrator Annual Report was presented to the Fund(s) Board of Trustees at their meetings in May 2020. The report covered the adequacy and effectiveness of the program during the period December 1, 2018 to December 31, 2019 (the “covered period”). The report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund. In addition, the LRMP Administrator presented the Fund Board of Trustees an update on liquidity during the first quarter of 2020 in relation to the COVID-19 pandemic.

During the reporting period, the Fund maintained a high level of liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments.” As a result, the Fund was designated a “Primarily Highly Liquid Fund” as defined under the Liquidity Rule and has not adopted a “Highly Liquid Investment Minimum.” A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

There can be no assurance that the program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

50	Semiannual Report	franklintempleton.com

This page intentionally left blank.

This page intentionally left blank.

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report and Shareholder Letter Franklin Mutual Quest Fund
Investment Manager	Distributor	Shareholder Services
Franklin Mutual Advisers, LLC	Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com	(800) 632-2301 - (Class A, C, R & R6) (800) 448-FUND - (Class Z)

© 2020 Franklin Templeton Investments. All rights reserved.	475 S 08/20

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Franklin Mutual Shares Fund Shareholder:

During the six months ended June 30, 2020, global equity markets were extremely volatile and declined as the spread of the novel coronavirus (COVID-19)—first reported in December and initially centered in China—disrupted economic activity and contributed to negative investor sentiment for risk assets. Share prices plunged dramatically, pulling global equities from near-record levels in mid-February before bottoming in late March. Global stocks snapped back in April and May but moderated in June to close the period significantly above the market trough, although still in negative territory. The broad U.S. equity market, as measured by the Standard & Poor’s® 500 Index, finished the period down -3.08%, and global stocks, as measured by the MSCI World Index, retreated -5.48%.1

As the period opened, major equity markets were rallying, lifted by China and the United States’ Phase-One trade agreement that was intended to serve as the foundation of a comprehensive settlement of two years of tariff one-upmanship between the world’s two largest economies. Then, COVID-19 emerged and upended these and other plans.

The spread of the pandemic evolved into a global public health crisis, and countries around the world implemented lockdown and physical distancing measures intended to “flatten the curve” of the contagion. Consumer and business spending fell, and manufacturing and other activity came to a virtual halt. Consequently, the world’s major economies fell into recession—including an end to the record-long U.S. expansion—and projections about the economic fallout exceeded that of the 2007–2009 Global Financial Crisis.

In response, central banks expanded their mandates to support economies and markets. The U.S. Federal Reserve (Fed) and the U.S. Congress undertook unprecedented monetary and fiscal stimulus that included lowering the federal funds rate to a range of 0.00%–0.25%; initiating open-ended quantitative easing; pledging to purchase short-dated investment-grade corporate debt and exchange-traded funds; sending checks directly to millions of Americans; expanding unemployment insurance; and

offering billions in loans to both small and large businesses. The European Union approved a €750 billion (US$825 billion) COVID-19 recovery fund that recommended financial burden sharing among member states.

Policymakers’ “whatever-it-takes” approach lifted investor sentiment, and stock prices surged. Rates of infection in some of the viral epicenters around the world slowed, and government officials, eager to restart economies, embarked on a gradual, albeit uneven, reopening.

In the period’s final month, the market rally continued but slowed considerably as the number of new, daily COVID-19 diagnoses spiked in U.S. states that were among the first to reopen. These trends may have worsened as many restless citizens, locked down since March, were less than diligent about adhering to social distancing and face-covering guidelines.

In late June, the Fed released the results of its annual Comprehensive Capital Analysis and Review report of large banks, better known as stress tests, and concluded that “banks can remain strong in the face of even the harshest shocks.” Nevertheless, the Fed capped dividends of banks at current levels and halted share buybacks until after the third quarter. Bank stocks reacted negatively to this development.

Market volatility and economic uncertainty can often present what we consider opportunities. We used our bottom-up, fundamentally driven investment process to add select positions that historically have not met our investment criteria but were now, in our opinion, attractively valued, and to move capital between existing positions to reflect market shifts. We believe this approach may offer meaningful upside potential and a degree of downside protection in periods of financial market turbulence. While the current level of uncertainty may be unnerving, it is important to remember that the market historically rewards investors who take a long-term perspective. To that end, we recognize the importance of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well-positioned for the years ahead.

On the following pages, the portfolio management team reviews investment decisions that pertain to performance during the past six months considering the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of June 30, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Not part of the semiannual report	franklintempleton.com

SEMIANNUAL REPORT

Franklin Mutual Shares Fund

This semiannual report for Franklin Mutual Shares Fund covers the period ended June 30, 2020.

Your Fund’s Goal and Main Investments

The Fund’s principal investment goal is capital appreciation, which may occasionally be short term. The secondary goal is income. Under normal market conditions, the Fund invests primarily in equity securities, primarily common stock, of U.S. and foreign companies that we believe are available at market prices less than their intrinsic value, with a current focus on companies with market capitalizations greater than $5 billion. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest up to 35% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Geographic Composition bar chart on this page lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares posted a cumulative total return of -20.79% for the six months ended June 30, 2020. For comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of U.S. stock performance, posted a total return of -3.08%.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI All Country World Index (USD), posted a -5.99% total return during the six months under review.1 Stocks fell sharply in early 2020 as countries around

Geographic Composition*

Based on Total Net Assets as of 6/30/20

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

the world implemented lockdown measures in an effort to slow the spread of the novel coronavirus (COVID-19). Global supply chain disruptions, business and personal restrictions, and subdued consumer spending drove many investors to sell equity holdings in favor of perceived safe investments such as government bonds and cash. While global equities, notably in the U.S., rebounded in April and May amid optimism about easing lockdown restrictions, concerns about a second wave of infections hindered equities in June, as investors weighed the possibility of renewed restrictions.

In the U.S., government mandates to mitigate the COVID-19 pandemic severely impacted the economy beginning in March 2020. As a result, the unemployment rate surged to 14.7% in April, as many businesses, particularly those involved in hospitality, retail and travel, announced mass layoffs.2 According to the National Bureau of Economic Research, the longest U.S. economic expansion in history ended in February 2020 as the country slipped into a severe recession. Nonetheless, near period-end, there were signs that a recovery was underway, as jobless claims fell

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: U.S. Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 16.

franklintempleton.com	Semiannual Report	3

FRANKLIN MUTUAL SHARES FUND

considerably from their peak in early April, retail sales rose sharply in May, and the unemployment rate fell to 11.1% in June.2 Along with optimism about improved treatments and potential vaccines for COVID-19, the positive economic signals contributed to a significant equity rebound in April and May. However, an increase in COVID-19 infections in many states throughout June pressured U.S. stocks.

Additionally, the U.S. Federal Reserve (Fed) made significant efforts to support the U.S. economy. In March 2020, as the pandemic began to severely impact the economy and financial markets, the Fed implemented two emergency rate cuts, lowering the federal funds target rate to a range of 0.00%–0.25%, and announced sweeping quantitative easing measures aimed at ensuring credit flow to borrowers and supporting credit markets with unlimited amounts of bond purchasing.

In the eurozone, some analysts forecasted a significant contraction in 2020, particularly in southern European countries, as the magnitude of the economic disruption caused by the pandemic became apparent. European developed market equities, as measured by the MSCI Europe Index (USD), posted a -12.43% total return for the period.1 To stimulate growth, the European Central Bank implemented a broad bond-buying program, and many countries passed fiscal stimulus measures.

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index (USD), posted a -5.51% total return during the six-month period.1 The onset of the pandemic brought dramatically slower economic activity in Asia, as businesses halted operations and manufacturing and export activity declined sharply in the region’s major economies. Asian markets generally advanced toward period-end, bolstered by fiscal stimulus measures and economies reopening throughout the region, especially in China.

Emerging market stocks, as measured by the MSCI Emerging Markets Index (USD), posted a -9.67% total return due primarily to the COVID-19 pandemic.1 A sharp decrease in prices for oil and other natural resources also hurt emerging market economies reliant on these exports. In the last quarter of the reporting period, however, investor optimism led to a stock rally, particularly in emerging market countries that had successfully lowered infection rates.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of capital appreciation, but also reduces the risk of substantial declines, in our opinion. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well. Our portfolio selection process generally includes an assessment of the potential impacts of any material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company.

To a lesser extent, we complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as deals, the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

The novel coronavirus (COVID-19) pandemic has significantly altered our way of life. Despite this, stocks have

4	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SHARES FUND

rallied off the March 23 market bottom and are within range of the pre-pandemic, all-time highs achieved earlier in the year. While the economy has reopened, the recovery is likely to be uneven. The question that we wrestle with daily is what does this scenario mean for equities in general and undervalued stocks in particular?

Markets rose sharply in April, as investors moved back into the growth stocks that propelled the market to the all-time highs of January. In late May, however, there was a turn in market sentiment resulting in value briefly outperforming growth. Undervalued stocks often benefit in periods of improving economic activity or stabilization as business prospects improve. Increasing demand across the economy, especially in cyclical sectors, can provide a tailwind for these companies and drive shareholder value. This is a scenario that often occurs off an economic bottom, and we are positioning our portfolios to capitalize on this trend.

The second-quarter earnings reporting season (occurring in July and August) marks the first period with the full impact of the economic lockdowns and will provide a more complete view into the pandemic’s impact on corporate statements. Many financial officers withdrew full-year 2020 guidance, as they reported first-quarter results, due to limited revenue visibility. As a result, the path ahead for stocks is less clear. We remain cautious amid these elevated risks.

Our traditional value equity investment approach is complemented with two other strategies: distressed investing and merger arbitrage.

Within our distressed credit strategy, we targeted companies and industries directly impacted by the coronavirus pandemic. The robust government fiscal and monetary intervention have limited the number of attractive options, but we have found opportunities in the energy sector and the retail and travel industries. Although each situation is unique, these securities have strong collateral packages and covenant protections or other features that we believe make them substantially more attractive than the broad array of available distressed debt.

Within merger arbitrage, which involves trading the stocks of companies involved in a merger or acquisition (M&A), activity has slowed significantly since the onset of the pandemic. Deal terms agreed to before the virus emerged have become unbalanced and are now more favorable for sellers than they are for buyers. Not surprisingly, some of these proposals have become embroiled in litigation. Also, M&A activity has slowed as the economic realities of the coronavirus get priced into the market, and bankers are challenged to conduct due diligence remotely. As the period

Top 10 Sectors/Industries

Based on Equity Securities as of 6/30/20

% of Total Net Assets

Pharmaceuticals	10.7%

Banks	6.8%

Media	6.1%

Oil, Gas & Consumable Fuels	5.8%

Insurance	5.4%

Technology Hardware, Storage & Peripherals	4.3%

Food Products	4.2%

Software	3.4%

Food & Staples Retailing	3.4%

Tobacco	3.3%

ended, we began to see signs that transactions activity might resume, but we would expect the second half of the year to be focused on resolving pending deals, rather than significant growth in new ones.

Fund Performance

Turning to Fund performance, investments that detracted included U.S.-based companies American International Group (AIG; not held at period-end), Wells Fargo and Citigroup.

Shares of insurer AIG retreated as COVID-19 concerns and a lack of clarity on forward guidance related to expenses and investment income contributed to negative investor sentiment. The stock initially rallied following the company’s first-quarter earnings call at which management revealed that the majority of its property policies—which include coverage for business interruption—contained exclusions for losses related to viruses.

The shares of diversified financial services company Wells Fargo were pulled down by negative investor sentiment for financials, which have trailed the broader market rally from the March 23 bottom. Concerns about a possible dividend cut as bank earnings have come under pressure, and speculation about the Fed moving to negative interest rates—subsequently refuted by Fed Chairman Jerome Powell—contributed to the selloff. Earlier in the period, management reported year-end 2019 earnings that fell well short of consensus estimates.

The stocks of a number of U.S. banks, including Citigroup, sold off during the period as concern about the economic effects of COVID-19 and Fed interest-rate cuts led to negative sentiment for financials. The Fed’s decision in late June to cap bank dividends and curtail stock buybacks—as

franklintempleton.com	Semiannual Report	5

FRANKLIN MUTUAL SHARES FUND

part of its stress test review of large banks—also contributed to the bearish outlook. During the period, Citigroup reported a sharp drop in first-quarter profit, although earnings per share was relatively in line with expectations. A year-over-year increase in revenue was driven by strong capital markets revenue but was offset by a significant rise in loan loss provision. Earlier in the period, management reported fourth-quarter 2019 earnings that surpassed consensus forecasts.

During the period under review, Fund investments that contributed positively to performance included U.S.-based companies Eli Lilly, NortonLifeLock and Kraft Heinz. Kraft Heinz is listed among the Fund’s largest positions in the Top 10 Equity Holdings table on this page.

Shares of pharmaceutical products company Eli Lilly were volatile but climbed during the period. Investor sentiment improved as the market came to the realization that the company’s business may not be meaningfully impacted by the disruption caused by the COVID-19 pandemic. First-quarter financial results exceeded consensus sales and earnings expectations, with revenues benefiting from customers stocking up amid COVID-19, which is likely to reverse later in the year. Management raised 2020 guidance for earnings per share and reiterated the outlook for revenue and operating margin. In our view, Eli Lilly has a strong drug pipeline with several important compounds that positions the company well for continued growth over time.

Shares of cybersecurity solutions provider NortonLifeLock outperformed during the period as work-from-home requirements attributable to the COVID-19 pandemic led to increased consumer purchases of the company’s cybersecurity subscriptions, generating solid fiscal fourth-quarter earnings that were in line with consensus expectations. NortonLifeLock’s stock rallied entering the year and surged after management announced in early January the payment of a one-time, $12 per share cash dividend funded by the 2019 sale of the enterprise security business to Broadcom. Symantec, the precursor to NortonLifeLock, sold the business as part of its transition to a pure-play consumer-focused cybersecurity company, and management subsequently changed the company’s name to Norton-LifeLock, highlighting its lead brands.

Investors bid up shares of food products producer Kraft Heinz as surging demand for its products led to better-than-expected sales growth. Management raised its sales guidance in a business update early in the period, and financial results in the subsequent quarterly earnings report

CFA® is a trademark owned by CFA Institute.

Top 10 Equity Holdings

6/30/20

Company Sector/Industry, Country	% of Total Net Assets

Charter Communications Inc. Media, U.S.	3.0%

Medtronic PLC Health Care Equipment & Supplies, U.S.	2.7%

Merck & Co. Inc. Pharmaceuticals, U.S.	2.6%

Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	2.5%

GlaxoSmithKline PLC Pharmaceuticals, U.K.	2.4%

British American Tobacco PLC Tobacco, U.K.	2.4%

The Kroger Co. Food & Staples Retailing, U.S.	2.3%

The Kraft Heinz Co. Food Products, U.S.	2.3%

Novartis AG Pharmaceuticals, Switzerland	2.2%

Oracle Corp. Software, U.S.	2.2%

exceeded consensus estimates. The company reaffirmed the dividend payment, which also contributed to positive investor sentiment, and several analysts upgraded Kraft Heinz stock.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive overall impact on the Fund’s performance.

As fellow shareholders, we found recent absolute and relative performance disappointing, but our strategy of seeking undervalued stocks can lag the growth equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

Thank you for your participation in Franklin Mutual Shares Fund. We look forward to continuing to serve your investment needs.

Peter A. Langerman

Co-Portfolio Manager

F. David Segal, CFA

Co-Portfolio Manager

6	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SHARES FUND

Debbie A. Turner, CFA

Co-Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Semiannual Report	7

FRANKLIN MUTUAL SHARES FUND

Performance Summary as of June 30, 2020

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

Z
6-Month	-20.79%	-20.79%

1-Year	-14.28%	-14.28%

5-Year	+4.91%	+0.96%

10-Year	+96.43%	+6.98%

A3
6-Month	-20.91%	-25.27%

1-Year	-14.48%	-19.19%

5-Year	+3.59%	-0.42%

10-Year	+91.05%	+6.08%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

8	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SHARES FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses4

Share Class

Z	0.79%

A	1.04%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Semiannual Report	9

FRANKLIN MUTUAL SHARES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During Period 1/1/20–6/30/201, [2]	Ending Account Value 6/30/20	Expenses Paid During Period 1/1/20–6/30/201, [2]	Net Annualized Expense Ratio[2]

Z	$1,000	$792.10	$3.65	$1,020.79	$4.12	0.82%
A	$1,000	$790.90	$4.76	$1,019.54	$5.37	1.07%
C	$1,000	$788.00	$8.09	$1,015.81	$9.12	1.82%
R	$1,000	$790.20	$5.88	$1,018.30	$6.62	1.32%
R6	$1,000	$792.40	$3.30	$1,021.18	$3.72	0.74%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

10	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

Financial Highlights

Franklin Mutual Shares Fund

	Six Months Ended June 30, 2020		Year Ended December 31,
	(unaudited)		2019	2018	2017	2016		2015

Class Z

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$27.56		$24.25	$28.63	$28.22	$26.00		$29.52

Income from investment operations[a]:

Net investment income[b]	0.51	[c]	0.63	0.51	0.65 [d]	0.63	[e]	0.54

Net realized and unrealized gains (losses)	(6.24)		4.90	(3.11)	1.73	3.48		(1.71)

Total from investment operations	(5.73)		5.53	(2.60)	2.38	4.11		(1.17)

Less distributions from:

Net investment income	—		(0.71)	(0.53)	(0.68)	(0.64)		(0.59)

Net realized gains	—		(1.51)	(1.25)	(1.29)	(1.25)		(1.76)

Total distributions	—		(2.22)	(1.78)	(1.97)	(1.89)		(2.35)

Net asset value, end of period	$21.83		$27.56	$24.25	$28.63	$28.22		$26.00

Total return[f]	(20.79)%		23.13%	(8.95)%	8.49%	15.88%		(3.81)%

Ratios to average net assets[g]

Expenses[h,i]	0.82%	[j]	0.78% [j]	0.76% [j]	0.78%	0.80%	[j]	0.81% [j]

Expenses incurred in connection with securities sold short	0.03%		0.02%	—% [k]	—%	0.01%		0.02%

Net investment income	4.37%	[c]	2.32%	1.77%	2.23% [d]	2.33%	[e]	1.82%

Supplemental data

Net assets, end of period (000’s)	$3,976,956		$5,472,276	$5,189,476	$6,229,996	$7,681,881		$6,770,056

Portfolio turnover rate	14.67%		21.71%	20.72%	18.15%	20.56%		19.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.25 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.17%.

dNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.69%.

eNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.96%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	11

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares Fund (continued)

	Six Months Ended June 30, 2020		Year Ended December 31,
	(unaudited)		2019	2018	2017	2016		2015

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$27.26		$24.00	$28.35	$27.97	$25.78		$29.29

Income from investment operations[a]:

Net investment income[b]	0.47	[c]	0.55	0.43	0.58 [d]	0.56	[e]	0.45

Net realized and unrealized gains (losses)	(6.17)		4.86	(3.07)	1.70	3.45		(1.69)

Total from investment operations	(5.70)		5.41	(2.64)	2.28	4.01		(1.24)

Less distributions from:

Net investment income	—		(0.64)	(0.46)	(0.61)	(0.57)		(0.51)

Net realized gains	—		(1.51)	(1.25)	(1.29)	(1.25)		(1.76)

Total distributions	—		(2.15)	(1.71)	(1.90)	(1.82)		(2.27)

Net asset value, end of period	$21.56		$27.26	$24.00	$28.35	$27.97		$25.78

Total return[f]	(20.91)%		22.86%	(9.18)%	8.21%	15.61%		(4.10)%

Ratios to average net assets[g]

Expenses[h,i]	1.07%	[j]	1.03% [j]	1.01% [j]	1.03%	1.05%	[j]	1.09% [j]

Expenses incurred in connection with securities sold short	0.03%		0.02%	—% [k]	—%	0.01%		0.02%

Net investment income	4.12%	[c]	2.03%	1.52%	1.98% [d]	2.08%	[e]	1.54%

Supplemental data

Net assets, end of period (000’s)	$2,887,619		$4,042,626	$3,852,134	$4,386,829	$4,737,576		$4,819,868

Portfolio turnover rate	14.67%		21.71%	20.72%	18.15%	20.56%		19.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.25 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.92%.

dNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.

eNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.71%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares Fund (continued)

	Six Months Ended June 30, 2020		Year Ended December 31,
	(unaudited)		2019	2018	2017	2016		2015

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$27.22		$23.97	$28.04	$27.68	$25.54		$29.02

Income from investment operations[a]:

Net investment income[b]	0.39	[c]	0.36	0.21	0.35 [d]	0.35	[e]	0.24

Net realized and unrealized gains (losses)	(6.16)		4.82	(3.00)	1.67	3.40		(1.67)

Total from investment operations	(5.77)		5.18	(2.79)	2.02	3.75		(1.43)

Less distributions from:

Net investment income	—		(0.42)	(0.03)	(0.37)	(0.36)		(0.29)

Net realized gains	—		(1.51)	(1.25)	(1.29)	(1.25)		(1.76)

Total distributions	—		(1.93)	(1.28)	(1.66)	(1.61)		(2.05)

Net asset value, end of period	$21.45		$27.22	$23.97	$28.04	$27.68		$25.54

Total return[f]	(21.20)%		21.93%	(9.87)%	7.37%	14.77%		(4.79)%

Ratios to average net assets[g]

Expenses[h,i]	1.82%	[j]	1.78% [j]	1.76% [j]	1.78%	1.80%	[j]	1.81% [j]

Expenses incurred in connection with securities sold short	0.03%		0.02%	—% [k]	—%	0.01%		0.02%

Net investment income	3.37%	[c]	1.32%	0.77%	1.23% [d]	1.33%	[e]	0.82%

Supplemental data

Net assets, end of period (000’s)	$202,084		$302,296	$309,756	$995,665	$1,114,760		$1,101,302

Portfolio turnover rate.	14.67%		21.71%	20.72%	18.15%	20.56%		19.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.25 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.17%.

dNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.69%.

eNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.96%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Series Funds (continued)

	Six Months Ended
	June 30, 2020		Year Ended December 31,
	(unaudited)		2019		2018		2017		2016		2015

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$27.17		$23.91		$28.21		$27.83		$25.66		$29.14

Income from investment operations[a]:
Net investment income[b]	0.44	[c]	0.49		0.36		0.50	[d]	0.49	[e]	0.38
Net realized and unrealized gains (losses)	(6.14)		4.83		(3.05)		1.70		3.42		(1.67)

Total from investment operations	(5.70)		5.32		(2.69)		2.20		3.91		(1.29)

Less distributions from:
Net investment income	—		(0.55)		(0.36)		(0.53)		(0.49)		(0.43)

Net realized gains	—		(1.51)		(1.25)		(1.29)		(1.25)		(1.76)

Total distributions	—		(2.06)		(1.61)		(1.82)		(1.74)		(2.19)

Net asset value, end of period	$21.47		$27.17		$23.91		$28.21		$27.83		$25.66

Total return[f]	(20.98)%		22.55%		(9.41)%		7.96%		15.31%		(4.32)%

Ratios to average net assets[g]

Expenses[h,i]	1.32%	[j]	1.28%	[j]	1.26%	[j]	1.28%		1.30%	[j]	1.31%	[j]

Expenses incurred in connection with securities sold short	0.03%		0.02%		—%	[k]	—%		0.01%		0.02%

Net investment income	3.87%	[c]	1.82%		1.27%		1.73%	[d]	1.83%	[e]	1.32%

Supplemental data

Net assets, end of period (000’s)	$46,352		$66,038		$74,345		$107,660		$123,013		$134,050

Portfolio turnover rate	14.67%		21.71%		20.72%		18.15%		20.56%		19.99%
aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.25 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.67%.

dNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.19%.

eNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.46%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares Fund (continued)

	Six Months Ended
	June 30, 2020		Year Ended December 31,
	(unaudited)		2019		2018		2017		2016		2015

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$27.55		$24.23		$28.61		$28.21		$25.98		$29.51

Income from investment operations[a]:
Net investment income[b]	0.51	[c]	0.64		0.53		0.70	[d]	0.66	[e]	0.57
Net realized and unrealized gains (losses)	(6.23)		4.92		(3.11)		1.71		3.49		(1.71)

Total from investment operations	(5.72)		5.56		(2.58)		2.41		4.15		(1.14)

Less distributions from:
Net investment income	—		(0.73)		(0.55)		(0.72)		(0.67)		(0.63)

Net realized gains	—		(1.51)		(1.25)		(1.29)		(1.25)		(1.76)

Total distributions	—		(2.24)		(1.80)		(2.01)		(1.92)		(2.39)

Net asset value, end of period	$21.83		$27.55		$24.23		$28.61		$28.21		$25.98

Total return[f]	(20.76)%		23.26%		(8.88)%		8.61%		16.05%		(3.71)%

Ratios to average net assets[g]

Expenses[h,i]	0.74%	[j]	0.70%	[j]	0.69%	[j]	0.67%		0.68%	[j]	0.69%	[j]

Expenses incurred in connection with securities sold short	0.03%		0.02%		—%	[k]	—%		0.01%		0.02%

Net investment income	4.45%	[c]	2.40%		1.84%		2.34%	[d]	2.45%	[e]	1.94%

Supplemental data

Net assets, end of period (000’s)	$1,319,798		$1,680,600		$3,160,186		$3,741,430		$1,896,497		$1,923,466

Portfolio turnover rate	14.67%		21.71%		20.72%		18.15%		20.56%		19.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.25 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.25%.

dNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.80%.

eNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.08%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	15

FRANKLIN MUTUAL SERIES FUNDS

Statement of Investments, June 30, 2020 (unaudited)

Franklin Mutual Shares Fund

	Country	Shares/ Units/ Warrants	Value

Common Stocks and Other Equity Interests 90.9%
Aerospace & Defense 2.4%
BAE Systems PLC	United Kingdom	15,590,083	$93,216,505
Huntington Ingalls Industries Inc.	United States	632,084	110,292,337

			203,508,842

Auto Components 0.0%†
[a,b,c,d]International Automotive Components Group Brazil LLC	Brazil	7,234,813	136,043

Automobiles 0.6%
General Motors Co.	United States	1,850,794	46,825,088

Banks 6.8%
Bank of America Corp.	United States	3,751,300	89,093,375
Citigroup Inc.	United States	3,077,706	157,270,777
Columbia Banking System Inc.	United States	75,396	2,137,100
JPMorgan Chase & Co.	United States	1,644,490	154,680,729
Synovus Financial Corp.	United States	2,934,440	60,244,053
Wells Fargo & Co.	United States	4,234,603	108,405,837

			571,831,871

Beverages 0.5%
Heineken NV	Netherlands	495,798	45,705,735

Building Products 1.3%
Johnson Controls International PLC	United States	3,293,400	112,436,676

Capital Markets 1.1%
Credit Suisse Group AG	Switzerland	8,506,542	88,509,437

Communications Equipment 1.1%
Cisco Systems Inc.	United States	2,020,910	94,255,242

Consumer Finance 1.3%
Capital One Financial Corp.	United States	1,731,205	108,356,121

Containers & Packaging 1.8%
International Paper Co.	United States	4,358,737	153,471,130

Diversified Financial Services 3.0%
[a]Berkshire Hathaway Inc., B	United States	653,700	116,691,987
Voya Financial Inc.	United States	2,937,130	137,017,114

			253,709,101

Electric Utilities 1.0%
Pinnacle West Capital Corp.	United States	1,141,200	83,638,548

Electrical Equipment 1.7%
[a]Sensata Technologies Holding PLC	United States	3,755,370	139,812,425

Electronic Equipment, Instruments & Components 1.2%
Corning Inc.	United States	4,042,414	104,698,523

Energy Equipment & Services 1.1%
Baker Hughes Co., A	United States	2,405,627	37,022,600
Schlumberger Ltd.	United States	3,224,000	59,289,360

			96,311,960

16	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

	Country	Shares/ Units/ Warrants	Value

Common Stocks and Other Equity Interests (continued)
Entertainment 2.0%
The Walt Disney Co.	United States	1,482,874	$165,355,280

Equity Real Estate Investment Trusts (REITs) 1.5%
Alexander’s Inc.	United States	231,286	55,716,797
Vornado Realty Trust	United States	1,752,422	66,960,045

			122,676,842

Food & Staples Retailing 3.4%
The Kroger Co.	United States	5,711,194	193,323,917
Walgreens Boots Alliance Inc.	United States	2,104,829	89,223,701

			282,547,618

Food Products 4.2%
Archer-Daniels-Midland Co.	United States	2,402,500	95,859,750
Conagra Brands Inc.	United States	1,929,383	67,856,400
The Kraft Heinz Co.	United States	6,008,600	191,614,254

			355,330,404

Health Care Equipment & Supplies 2.8%
Medtronic PLC.	United States	2,533,754	232,345,242

Health Care Providers & Services 3.2%
Anthem Inc.	United States	391,272	102,896,711
CVS Health Corp.	United States	2,595,215	168,611,118

			271,507,829

Household Durables 2.8%
Lennar Corp., A	United States	2,069,386	127,515,565
Newell Brands Inc.	United States	6,793,795	107,885,465

			235,401,030

Household Products 0.9%
Energizer Holdings Inc.	United States	1,538,433	73,060,183

Industrial Conglomerates 1.0%
General Electric Co.	United States	11,699,600	79,908,268

Insurance 5.4%
Alleghany Corp.	United States	325,189	159,062,947
Everest Re Group Ltd.	United States	444,994	91,757,763
The Hartford Financial Services Group Inc.	United States	3,214,299	123,911,226
MetLife Inc.	United States	2,277,830	83,186,352

			457,918,288

IT Services 1.9%
Cognizant Technology Solutions Corp., A	United States	2,857,050	162,337,581

Machinery 0.8%
[a]CNH Industrial NV	United Kingdom	3,744,919	26,307,992
[a]CNH Industrial NV, special voting	United Kingdom	5,296,616	37,208,638

			63,516,630

franklintempleton.com	Semiannual Report	17

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

	Country	Shares/ Units/ Warrants	Value

Common Stocks and Other Equity Interests (continued)
Media 6.1%
[a]Charter Communications Inc., A	United States	489,029	$249,424,351
Comcast Corp., A	United States	4,398,700	171,461,326
[a]Discovery Inc., C	United States	4,106,800	79,096,968
[a,e]iHeartMedia Inc., A	United States	1,795,072	14,988,851
[a,c]iHeartMedia Inc., B	United States	35,201	249,839
[a]iHeartMedia Inc., wts., A, 5/01/39	United States	1,786	14,912

			515,236,247

Oil, Gas & Consumable Fuels 5.8%
BP PLC	United Kingdom	26,795,044	102,648,763
Kinder Morgan Inc.	United States	5,693,740	86,374,036
Marathon Oil Corp.	United States	9,432,085	57,724,360
Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	1,123,167	18,383,889
Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	2,719,064	43,533,888
The Williams Cos. Inc.	United States	9,628,984	183,143,276

			491,808,212

Pharmaceuticals 10.7%
[a]Elanco Animal Health Inc.	United States	1,054,483	22,618,660
Eli Lilly and Co.	United States	1,125,710	184,819,068
GlaxoSmithKline PLC	United Kingdom	9,979,574	201,576,048
Merck & Co. Inc.	United States	2,797,172	216,305,311
Novartis AG, ADR	Switzerland	2,151,041	187,871,921
Perrigo Co. PLC	United States	1,643,800	90,852,826

			904,043,834

Software 3.4%
[a]Avaya Holdings Corp.	United States	364	4,499
[a]Avaya Holdings Corp., wts., 12/15/22	United States	276,741	345,926
NortonLifeLock Inc.	United States	5,120,934	101,548,121
Oracle Corp.	United States	3,378,327	186,720,134

			288,618,680

Specialty Retail 1.2%
Tiffany & Co.	United States	651,800	79,480,492
[a,b,c]TRU Kids Parent LLC	United States	7,469	24,065,394
[a,b,c]Wayne Services Legacy Inc.	United States	7,469	—

			103,545,886

Technology Hardware, Storage & Peripherals 4.3%
Hewlett Packard Enterprise Co.	United States	4,776,938	46,479,607
Samsung Electronics Co. Ltd.	South Korea	4,751,619	210,905,759
Western Digital Corp.	United States	2,461,412	108,671,340

			366,056,706

Textiles, Apparel & Luxury Goods 0.7%

PVH Corp.	United States	1,285,900	61,787,495

18	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

	Country	Shares/ Units/ Warrants	Value

Common Stocks and Other Equity Interests (continued)
Tobacco 3.3%
Altria Group Inc.	United States	2,023,360	$79,416,880
British American Tobacco PLC	United Kingdom	3,767,740	144,497,562
British American Tobacco PLC, ADR	United Kingdom	1,424,588	55,302,506

			279,216,948

Wireless Telecommunication Services 0.6%
Vodafone Group PLC	United Kingdom	30,709,264	48,818,348

Total Common Stocks and Other Equity Interests (Cost $6,910,422,826)			7,664,244,293

		Principal Amount

Corporate Bonds, Notes and Senior Floating Rate Interests 5.6%
[f]American Airlines Inc., senior secured note, 144A, 11.75%, 7/15/25	United States	$75,163,000	70,825,343
[f]Banff Merger Sub Inc., senior note, 144A, 9.75%, 9/01/26	United States	59,688,000	60,198,929
[f]Boxer Parent Co. Inc., senior secured note, first lien, 144A, 7.125%, 10/02/25	United States	14,646,300	15,410,471
[f]Delta Air Lines Inc., senior note, first lien, 144A, 7.00%, 5/01/25	United States	4,360,000	4,505,270
[f]Frontier Communications Corp., senior secured note, first lien, 144A, 8.00%, 4/01/27	United States	19,878,000	20,209,565
[f]Macy’s Inc., senior secured note, first lien, 144A, 8.375%, 6/15/25	United States	16,039,000	15,988,878
[g,h,i,j]Mileage Plus Holdings LLC, Term Loan B, TBD, 6/25/27	United States	10,222,000	10,163,592
[f,k]Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., senior secured note, first lien, 144A, 6.50%, 6/20/27	United States	39,492,000	39,689,460
[f]Navistar International Corp., senior secured note, 144A, 9.50%, 5/01/25	United States	18,060,400	19,426,218
[h]Occidental Petroleum Corp., senior note, FRN, 1.842%, (3-month USD LIBOR + 1.45%), 8/15/22	United States	10,903,900	10,035,767
[h,j]Veritas U.S. Inc., Term Loan B1, 5.50%, (3-month USD LIBOR + 4.50%), 1/27/23	United States	57,741,630	53,555,362
[f]Veritas U.S. Inc./Veritas Bermuda Ltd.,
senior note, 144A, 7.50%, 2/01/23	United States	9,656,000	9,546,356
senior note, 144A, 10.50%, 2/01/24	United States	76,705,000	68,930,565
[h,j]Windstream Services LLC,
PSA Holder Revolving Commitment, 6.25%, (Prime + 3.00%), 2/20/49	United States	91,322,291	56,163,209
PSA Holder Term Loan B6, 8.25%, (Prime + 5.00%), 3/30/21	United States	23,496,000	14,802,480

Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $511,158,661)			469,451,465

Corporate Notes in Reorganization 0.6%
[l] Frontier Communications Corp.,
senior note, 10.50%, 9/15/22	United States	72,365,000	25,220,288
senior note, 11.00%, 9/15/25	United States	81,506,000	28,443,149

Total Corporate Notes in Reorganization (Cost $142,859,241)			53,663,437

franklintempleton.com	Semiannual Report	19

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

	Country	Shares	Value

Companies in Liquidation 0.0%†
[a,c,m]Bosgen Liquidating Trust c/o Verdolino and Lowey P.C., Contingent Distribution	United States	555,154	$—
[a,c,m]Tribune Media Co., Litigation Trust, Contingent Distribution	United States	1,002,994	—
[a,c,m]Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	194,177,556	106,798
[a,c,m]Walter Energy Inc., Litigation Trust, Contingent Distribution	United States	20,046,000	—

Total Companies in Liquidation (Cost $6,071,371)			106,798

Total Investments before Short Term Investments (Cost $7,570,512,099)			8,187,465,993

		Principal Amount

Short Term Investments 3.1%

Corporate Notes (Cost $3,117,595) 0.1%
Occidental Petroleum Corp., senior note, 4.85%, 3/15/21	United States	$3,400,000	3,389,375

U.S. Government and Agency Securities 3.0%
[n]FHLB, 7/01/20	United States	40,000,000	40,000,000
[n]U.S. Treasury Bill, 7/02/20 - 11/12/20	United States	216,000,000	215,977,574

Total U.S. Government and Agency Securities (Cost $255,911,360)			255,977,574

[o]Investments from Cash Collateral Received for Loaned Securities 0.0%†
		Shares

Money Market Funds (Cost $1,477,000) 0.0%†
[p,q]Institutional Fiduciary Trust Money Market Portfolio, 0.00%	United States	1,477,000	1,477,000

		Principal Amount

Repurchase Agreements (Cost $673,869) 0.0%†
[r]Joint Repurchase Agreement, 0.07%, 7/01/20 (Maturity Value $673,870)
J.P. Morgan Securities LLC
Collateralized by U.S. Treasury Notes, 0.125%, 5/31/22 (valued at $687,348)	United States	$673,869	673,869

Total Investments from Cash Collateral Received for Loaned Securities (Cost $2,150,869)			2,150,869

Total Investments (Cost $7,831,691,923) 100.2%			8,448,983,811
Other Assets, less Liabilities (0.2)%			(16,174,601)

Net Assets 100.0%			$8,432,809,210

20	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 12 regarding holdings of 5% voting securities.

cFair valued using significant unobservable inputs. See Note 14 regarding fair value measurements.

dSee Note 10 regarding restricted securities.

eA portion or all of the security is on loan at June 30, 2020. See Note 1(g).

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At June 30, 2020, the aggregate value of these securities was $324,731,055, representing 3.9% of net assets.

gSecurity purchased on a delayed delivery basis. See Note 1(d).

hThe coupon rate shown represents the rate at period end.

iA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

jSee Note 1(h) regarding senior floating rate interests.

kSecurity purchased on a when-issued basis. See Note 1(d).

lSee Note 8 regarding credit risk and defaulted securities.

mContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

nThe security was issued on a discount basis with no stated coupon rate.

oSee Note 1(g) regarding securities on loan.

pSee Note 3(f) regarding investments in affiliated management investment companies.

qThe rate shown is the annualized seven-day effective yield at period end.

rSee Note 1(c) regarding joint repurchase agreement.

At June 30, 2020, the Fund had the following futures contracts outstanding. See Note 1(e).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount	*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Currency Contracts
EUR/USD	Short	305	$42,903,969		9/14/20	$ 278,202
GBP/USD	Short	1,444	111,882,925		9/14/20	3,066,046

Total Futures Contracts						$3,344,248

*As of period end.

franklintempleton.com	Semiannual Report	21

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

At June 30, 2020, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Euro	BOFA	Buy	1,191,791	$1,289,256	7/15/20	$50,096	$—
Euro	BONY	Buy	1,203,085	1,321,889	7/15/20	30,156	—
Euro	HSBK	Buy	2,939,031	3,198,122	7/15/20	104,804	—
Euro	HSBK	Sell	12,500,710	14,064,924	7/15/20	16,444	—
Euro	SSBT	Buy	1,323,000	1,489,548	7/15/20	—	(2,742)
Euro	SSBT	Sell	12,500,710	14,063,799	7/15/20	15,318	—
British Pound	BOFA	Sell	3,201,001	4,199,703	7/16/20	233,142	—
British Pound	BOFA	Sell	6,788,191	8,280,319	7/16/20	—	(131,358)
British Pound	BONY	Sell	2,249,415	2,806,348	7/16/20	18,956	—
British Pound	HSBK	Buy	1,755,150	2,182,125	7/16/20	—	(7,208)
British Pound	HSBK	Sell	1,527,371	1,882,011	7/16/20	—	(10,650)
British Pound	HSBK	Sell	19,621,656	25,456,182	7/16/20	1,141,750	—
British Pound	SSBT	Sell	13,136,663	17,165,743	7/16/20	887,276	—
British Pound	UBSW	Sell	791,922	991,058	7/16/20	9,738	—
South Korean Won	HSBK	Buy	15,006,568,443	12,335,901	7/17/20	175,631	—
South Korean Won	HSBK	Sell	1,003,547,250	818,754	7/17/20	—	(17,940)
South Korean Won	HSBK	Sell	87,901,409,788	75,712,917	7/17/20	2,426,260	—
South Korean Won	UBSW	Buy	5,987,039,940	5,039,596	7/17/20	—	(47,979)
South Korean Won	UBSW	Buy	18,555,072,195	15,429,130	7/17/20	40,920	—
South Korean Won	UBSW	Sell	50,514,132,047	43,490,924	7/17/20	1,375,423	—
British Pound	BOFA	Buy	3,000,000	3,804,570	8/14/20	—	(86,501)
British Pound	HSBK	Sell	6,878,173	8,958,304	8/14/20	433,798	—
British Pound	SSBT	Sell	6,878,173	8,959,645	8/14/20	435,139	—
Swiss Franc	UBSW	Sell	80,347,364	85,500,478	8/17/20	572,596	—
Euro	BOFA	Sell	3,424,808	3,755,952	8/18/20	—	(95,891)
Euro	HSBK	Sell	3,023,120	3,315,125	8/18/20	—	(84,945)
Euro	BOFA	Sell	128,294	140,604	10/07/20	—	(3,858)
Euro	BONY	Sell	876,283	987,945	10/07/20	1,232	—
Euro	HSBK	Sell	2,933,905	3,331,693	10/07/20	28,053	—
Euro	HSBK	Sell	9,287,516	10,156,140	10/07/20	—	(301,805)
Euro	SSBT	Sell	876,283	986,958	10/07/20	245	—
Euro	UBSW	Sell	3,266,158	3,700,601	10/07/20	22,839	—
Euro	UBSW	Sell	10,420,524	11,357,912	10/07/20	—	(375,822)
South Korean Won	HSBK	Sell	10,192,222,755	8,557,342	11/12/20	48,508	—
South Korean Won	HSBK	Sell	89,708,146,222	73,523,232	11/12/20	—	(1,368,362)
South Korean Won	UBSW	Sell	51,114,705,716	41,880,136	11/12/20	—	(792,263)
British Pound	SSBT	Sell	30,540,977	37,438,351	11/23/20	—	(437,582)
British Pound	UBSW	Sell	4,487,372	5,695,721	11/23/20	130,627	—
British Pound	UBSW	Sell	6,037,482	7,450,519	11/23/20	—	(36,972)
Euro	BOFA	Sell	182,674	204,852	11/23/20	—	(1,109)
Euro	HSBK	Sell	645,458	732,334	11/23/20	4,591	—
Euro	HSBK	Sell	2,803,264	3,127,880	11/23/20	—	(32,752)
Euro	SSBT	Sell	649,629	736,367	11/23/20	3,922	—
Euro	SSBT	Sell	978,004	1,086,566	11/23/20	—	(16,118)
Euro	UBSW	Sell	645,458	731,243	11/23/20	3,500	—

22	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty	[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Euro	UBSW		Sell	3,779,509	$4,164,266	11/23/20	$—	$(97,065)

Total Forward Exchange Contracts							$8,210,964	$(3,948,922)

Net unrealized appreciation (depreciation)							$4,262,042

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 11 regarding other derivative information.

See Abbreviations on page 42.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	23

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2020 (unaudited)

Franklin Mutual Shares Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$7,788,138,946
Cost - Non-controlled affiliates (Note 3f and 12)	42,879,108
Cost - Unaffiliated repurchase agreements	673,869

Value - Unaffiliated issuers+	$8,422,631,505
Value - Non-controlled affiliates (Note 3f and 12)	25,678,437
Value - Unaffiliated repurchase agreements	673,869
Cash	2,723,287
Receivables:
Investment securities sold	5,994,067
Capital shares sold	1,682,732
Dividends and interest	25,037,724
European Union tax reclaims	6,177,648
Deposits with brokers for:
Futures contracts	4,894,938
Unrealized appreciation on OTC forward exchange contracts	8,210,964
Other assets	3,460,366

Total assets	8,507,165,537

Liabilities:
Payables:
Investment securities purchased	49,015,910
Capital shares redeemed	9,599,298
Management fees	4,704,471
Distribution fees	802,690
Transfer agent fees	1,284,746
Trustees’ fees and expenses	1,114,658
Variation margin on futures contracts	963,769
Payable upon return of securities loaned	2,150,869
Unrealized depreciation on OTC forward exchange contracts	3,948,922
Accrued expenses and other liabilities	770,994

Total liabilities	74,356,327

Net assets, at value	$8,432,809,210

Net assets consist of:
Paid-in capital	$7,674,110,813
Total distributable earnings (losses)	758,698,397

Net assets, at value	$8,432,809,210

+Includes securities loaned	$2,053,799

24	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2020 (unaudited)

Franklin Mutual Shares Fund

Class Z:
Net assets, at value	$3,976,955,771

Shares outstanding	182,153,537

Net asset value and maximum offering price per share	$21.83

Class A:
Net assets, at value	$2,887,619,125

Shares outstanding	133,925,127

Net asset value per share[a]	$21.56

Maximum offering price per share (net asset value per share ÷ 94.50%)	$22.81

Class C:
Net assets, at value	$202,084,090

Shares outstanding	9,420,585

Net asset value and maximum offering price per share[a]	$21.45

Class R:
Net assets, at value	$46,352,080

Shares outstanding	2,159,202

Net asset value and maximum offering price per share	$21.47

Class R6:
Net assets, at value	$1,319,798,144

Shares outstanding	60,467,400

Net asset value and maximum offering price per share	$21.83

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	25

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2020 (unaudited)

Franklin Mutual Shares Fund

Investment income:
Dividends:(net of foreign taxes)*
Unaffiliated issuers	$223,873,646
Interest:
Unaffiliated issuers	25,565,421
Adjustment for uncollectible interest (Note 8)	(8,097,948)
Income from securities loaned:
Unaffiliated entities (net of fees and rebates)	1,508
Non-controlled affiliates (Note 3f)	62

Total investment income	241,342,689

Expenses:
Management fees (Note 3a)	30,746,726
Distribution fees: (Note 3c)
Class A	4,043,818
Class C	1,186,683
Class R	125,646
Transfer agent fees: (Note 3e)
Class Z	2,163,310
Class A	1,587,782
Class C	116,471
Class R	24,798
Class R6	156,734
Custodian fees (Note 4)	129,825
Reports to shareholders	316,168
Registration and filing fees	101,029
Professional fees	124,195
Trustees’ fees and expenses	411,696
Dividends on securities sold short	1,440,340
Other	132,763

Total expenses	42,807,984
Expense reductions (Note 4)	(42,318)
Expenses waived/paid by affiliates (Note 3f)	(231)

Net expenses	42,765,435

Net investment income	198,577,254

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(254,612,657)
Written options	(959,764)
Foreign currency transactions	(45,952)
Forward exchange contracts	4,862,927
Futures contracts	5,195,390
Securities sold short	(5,239,621)

Net realized gain (loss)	(250,799,677)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(2,353,517,374)
Non-controlled affiliates (Note 3f and 12)	(3,929,015)
Translation of other assets and liabilities denominated in foreign currencies	(205,630)
Forward exchange contracts	13,300,947

26	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations (continued)

for the six months ended June 30, 2020 (unaudited)

Franklin Mutual Shares Fund

Futures contracts	5,502,090
Securities sold short	7,345,027

Net change in unrealized appreciation (depreciation)	(2,331,503,955)

Net realized and unrealized gain (loss)	(2,582,303,632)

Net increase (decrease) in net assets resulting from operations	$(2,383,726,378)

*Foreign taxes withheld on dividends	$2,174,020

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	27

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Mutual Shares Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019

Increase (decrease) in net assets:
Operations:
Net investment income	$198,577,254	$286,473,860
Net realized gain (loss)	(250,799,677)	589,248,324
Net change in unrealized appreciation (depreciation)	(2,331,503,955)	1,737,821,368

Net increase (decrease) in net assets resulting from operations	(2,383,726,378)	2,613,543,552

Distributions to shareholders:
Class Z	—	(424,957,060)
Class A	—	(310,738,396)
Class C	—	(20,683,973)
Class R	—	(5,167,516)
Class R6	—	(180,523,371)

Total distributions to shareholders	—	(942,070,316)

Capital share transactions: (Note 2)
Class Z	(363,109,014)	(407,966,163)
Class A	(319,935,808)	(326,358,495)
Class C	(36,573,505)	(49,007,989)
Class R	(6,670,152)	(18,388,105)
Class R6	(21,011,972)	(1,891,813,271)

Total capital share transactions	(747,300,451)	(2,693,534,023)

Net increase (decrease) in net assets	(3,131,026,829)	(1,022,060,787)
Net assets:
Beginning of period	11,563,836,039	12,585,896,826

End of period	$8,432,809,210	$11,563,836,039

28	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

Notes to Financial Statements (unaudited)

Franklin Mutual Shares Fund

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Shares Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6.Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

franklintempleton.com	Semiannual Report	29

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time. At June 30, 2020, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy. See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls

30	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2020.

d. Securities Purchased on a When-Issued or Delayed Delivery Basis

The Fund purchases securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2020, the Fund had OTC derivatives in a net liability position of $35,479.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At June 30, 2020, the Fund received $4,612,924 in U.K. Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund,

franklintempleton.com	Semiannual Report	31

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

1. Organization and Significant Accounting Policies (continued)

e. Derivative Financial Instruments (continued)

and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 11 regarding other derivative information.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At June 30, 2020, the Fund had no securities sold short.

g. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement in the Statement of Assets and Liabilities. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially

32	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

i. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

k. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and

franklintempleton.com	Semiannual Report	33

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

k. Accounting Estimates (continued)

liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount
Class Z Shares:
Shares sold	3,248,691	$74,729,821	5,703,921	$154,451,161
Shares issued in reinvestment of distributions	—	—	13,821,998	375,962,807
Shares redeemed	(19,620,464)	(437,838,835)	(35,007,575)	(938,380,131)

Net increase (decrease)	(16,371,773)	$(363,109,014)	(15,481,656)	$(407,966,163)

Class A Shares:
Shares sold[a]	5,009,300	$108,908,681	9,660,276	$258,457,935
Shares issued in reinvestment of distributions	—	—	10,821,922	290,798,586
Shares redeemed	(19,402,791)	(428,844,489)	(32,673,689)	(875,615,016)

Net increase (decrease)	(14,393,491)	$(319,935,808)	(12,191,491)	$(326,358,495)

Class C Shares:
Shares sold	786,451	$18,293,610	1,854,760	$49,227,044
Shares issued in reinvestment of distributions	—	—	765,482	20,460,413
Shares redeemed[a]	(2,471,647)	(54,867,115)	(4,437,754)	(118,695,446)

Net increase (decrease)	(1,685,196)	$(36,573,505)	(1,817,512)	$(49,007,989)

Class R Shares:
Shares sold	212,095	$4,808,203	246,671	$6,553,429
Shares issued in reinvestment of distributions	—	—	193,343	5,163,831
Shares redeemed	(483,355)	(11,478,355)	(1,118,911)	(30,105,365)

Net increase (decrease)	(271,260)	$(6,670,152)	(678,897)	$(18,388,105)

34	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount
Class R6 Shares:
Shares sold	2,314,740	$48,855,337	7,406,299	$199,310,809
Shares issued in reinvestment of distributions	—	—	6,673,123	180,428,324
Shares redeemed	(2,856,528)	(69,867,309)	(83,508,648)	(2,271,552,404)

Net increase (decrease)	(541,788)	$(21,011,972)	(69,429,226)	$(1,891,813,271)

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.675%	Up to and including $5 billion

0.645%	Over $5 billion, up to and including $10 billion

0.625%	Over $10 billion, up to and including $15 billion

0.595%	Over $15 billion, up to and including $20 billion

0.585%	Over $20 billion, up to and including $25 billion

0.565%	Over $25 billion, up to and including $30 billion

0.555%	Over $30 billion, up to and including $35 billion

0.545%	In excess of $35 billion

For the period ended June 30, 2020, the annualized gross effective investment management fee rate was 0.661% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

franklintempleton.com	Semiannual Report	35

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

3. Transactions with Affiliates (continued)

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$86,604
CDSC retained	$5,182

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2020, the Fund paid transfer agent fees of $4,049,095, of which $2,002,092 was retained by Investor Services.

36	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2020, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Income from securities loaned
Non-Controlled Affiliates

Institutional Fiduciary Trust Money Market Portfolio, 0.00%	$—	$9,836,000	$(8,359,000)	$—	$—	$1,477,000	1,477,000	$62

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until April 30, 2021. Prior to May 1, 2020, the Class R6 transfer agent fees were limited to 0.02%.

h. Other Affiliated Transactions

At June 30, 2020, one or more of the funds in Franklin Fund Allocator Series owned 14.2% of the Fund’s outstanding shares.

i. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended June 30, 2020, these purchase and sale transactions aggregated $0 and $6,515,609, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2020, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2020	$1,078,204
[b]Increase in projected benefit obligation	$48,446

franklintempleton.com	Semiannual Report	37

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

5. Independent Trustees’ Retirement Plan (continued)

Benefit payments made to retired trustees	$(6,116)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

At June 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$7,824,386,689

Unrealized appreciation	$1,697,266,526
Unrealized depreciation	(1,065,058,796)

Net unrealized appreciation (depreciation)	$632,207,730

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, pass-through entity income and defaulted securities.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2020, aggregated $1,315,323,176 and $1,399,486,601, respectively.

At June 30, 2020, in connection with securities lending transactions, the Fund loaned equity investments and received $2,150,869 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest. For the period ended June 30, 2020, the Fund recorded an adjustment for uncollectible interest of $8,097,948, as noted in the Statement of Operations.

At June 30, 2020, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $53,663,437, representing 0.6% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

38	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

10. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2020, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value

7,234,813	International Automotive Components Group Brazil LLC (Value is 0.0%† of Net Assets)	4/13/06 - 12/26/08	$4,804,678	$136,043

†Rounds to less than 0.1% of net assets.

11. Other Derivative Information

At June 30, 2020, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin on futures contracts	$3,344,248	[a]	Variation margin on futures contracts	$—

	Unrealized appreciation on OTC forward exchange contracts	8,210,964		Unrealized depreciation on OTC forward exchange contracts	3,948,922

Totals		$11,555,212			$3,948,922

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2020, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Forward exchange contracts	$4,862,927	Forward exchange contracts	$13,300,947

	Futures contracts	5,195,472	Futures contracts	5,502,090

Equity contracts	Written options	(959,764)	Written options	—

Totals		$9,098,635		$18,803,037

franklintempleton.com	Semiannual Report	39

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

11. Other Derivative Information (continued)

For the period ended June 30, 2020, the average month end notional amount of futures contracts and options represented $189,889,139 and 6,000 shares, respectively. The average month end contract value of forward exchange contracts was $643,917,971.

See Note 1(e) regarding derivative financial instruments.

12. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended June 30, 2020, investments in “affiliated companies” were as follows:

Name of Issuer	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares/Units Held at End of Period	Dividend Income
Non-Controlled Affiliates
International Automotive Components Group Brazil LLC	$ 262,624	$ —	$ —	$ —	$ (126,581)	$ 136,043	7,234,813	$ —
TRU Kids Parent LLC	27,867,828	—	—	—	(3,802,434)	24,065,394	7,469	—
Wayne Services Legacy Inc.	—	—	—	—	—	—	7,469	—

Total Affiliated Securities (Value is 0.3% of Net Assets)	$28,130,452	$ —	$ —	$ —	$(3,929,015)	$24,201,437		$ —

13. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2020, the Fund did not use the Global Credit Facility.

14. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

40	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Aerospace & Defense	$110,292,337	$93,216,505	$—		$203,508,842
Auto Components	—	—	136,043		136,043
Capital Markets	—	88,509,437	—		88,509,437
Machinery	—	63,516,630	—		63,516,630
Media	514,986,408	—	249,839		515,236,247
Oil, Gas & Consumable Fuels	327,241,672	164,566,540	—		491,808,212
Pharmaceuticals	702,467,786	201,576,048	—		904,043,834
Software	288,272,754	345,926	—		288,618,680
Specialty Retail	79,480,492	—	24,065,394	[c]	103,545,886
Technology Hardware, Storage & Peripherals	155,150,947	210,905,759	—		366,056,706
Tobacco	134,719,386	144,497,562	—		279,216,948
Wireless Telecommunication Services	—	48,818,348	—		48,818,348
All Other Equity Investments	4,311,228,480	—	—		4,311,228,480
Corporate Bonds, Notes and Senior Floating Rate Interests	—	469,451,465	—		469,451,465
Corporate Notes in Reorganization	—	53,663,437	—		53,663,437
Companies in Liquidation	—	—	106,798	[c]	106,798
Short Term Investments	217,454,574	44,063,244	—		261,517,818

Total Investments in Securities	$6,841,294,836	$1,583,130,901	$24,558,074		$8,448,983,811

Other Financial Instruments:
Futures Contracts	$3,344,248	$—	$—		$3,344,248
Forward Exchange Contracts	—	8,210,964	—		8,210,964

Total Other Financial Instruments	$3,344,248	$8,210,964	$—		$11,555,212

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$3,948,922	$—		$3,948,922

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common stocks as well as other equity interests.

cIncludes securities determined to have no value at June 30, 2020.

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the period.

franklintempleton.com	Semiannual Report	41

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

15. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

16. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt

BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank

HSBK	HSBC Bank PLC	USD	United States Dollar	FRN	Floating Rate Note

SSBT	State Street Bank and Trust Co., N.A.			LIBOR	London InterBank Offered Rate

UBSW	UBS AG

42	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL SHARES FUND

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual Shares Fund

(Fund)

The Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at a meeting held on May 14, 2020, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments (FT) complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The Board also noted that it received an annual report on all payments made by FT or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FT from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the investment manager. As part of this review, particular attention was given to management’s diligent risk management program, including continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments

franklintempleton.com	Semiannual Report	43

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL SHARES FUND

SHAREHOLDER INFORMATION

are used to carry out the Fund’s investment goal(s). The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FT to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by the investment manager. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Fund. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The Board considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

44	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL SHARES FUND

SHAREHOLDER INFORMATION

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2019. They considered the history of performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition to the materials provided by management in connection with the renewal process, the independent trustees requested throughout the year (and received) additional presentations from the investment manager and senior management of FT regarding the performance of the investment manager and the Fund. As part of these presentations, the investment manager and senior management of FT reviewed enhancements that have been made, and are being made, to the investment manager’s investment process. In addition, it was noted that senior management of FT is conducting a review of the investment manager and the Fund and will report the results thereof to the independent trustees when completed.

Particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional multi-cap value funds. The Fund had total returns in the second-lowest performing quintile for the one-year period ended December 31, 2019, and had annualized total returns for the three- and five-year periods in the lowest and second-lowest performing quintiles, respectively. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2019 was in the lowest performing quintile. The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The Board noted that on a risk-adjusted basis, the Fund’s relative performance was more favorable. The trustees discussed with management the reasons for the relative underperformance for the one-, three-, five- and 10-year periods ended December 31, 2019.

While disappointed with the relative underperformance of the Fund, the Board did not believe that any changes with respect to the Fund were warranted at the time, particularly as the enhancements to the investment manager’s investment process continue to be implemented and as the review being conducted by senior management of FT is in process. The Board noted that it would continue to monitor future performance.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the renewal process, the trustees explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

franklintempleton.com	Semiannual Report	45

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL SHARES FUND

SHAREHOLDER INFORMATION

The Fund’s contractual management fee rate was in the second-most expensive quintile of its Lipper expense group and its total expenses were in the second-least expensive quintile of such group. The Board was satisfied with such comparative fees and expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2019, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee and that the Board regularly evaluates whether additional breakpoints are appropriate. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management fees provide a sharing of benefits with the Fund and its shareholders.

Liquidity Risk Management Program

The Funds have adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. The Funds’ Board of Trustees approved the appointment of the Director of Liquidity Risk within the

46	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL SHARES FUND

SHAREHOLDER INFORMATION

Investment Risk Management Group (the “IRMG”) as the Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for FT products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Investment Compliance, Investment Operations, Valuation Committee and Product Management groups.

The LRMP Administrator Annual Report was presented to the Fund(s) Board of Trustees at their meetings in May 2020. The report covered the adequacy and effectiveness of the program during the period December 1, 2018 to December 31, 2019 (the “covered period”). The report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund. In addition, the LRMP Administrator presented the Fund Board of Trustees an update on liquidity during the first quarter of 2020 in relation to the COVID-19 pandemic.

During the reporting period, the Fund maintained a high level of liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments.” As a result, the Fund was designated a “Primarily Highly Liquid Fund” as defined under the Liquidity Rule and has not adopted a “Highly Liquid Investment Minimum.” A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

There can be no assurance that the program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete

Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

franklintempleton.com	Semiannual Report	47

This page intentionally left blank.

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report and Shareholder Letter Franklin Mutual Shares Fund

Investment Manager	Distributor	Shareholder Services
Franklin Mutual Advisers, LLC	Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com	(800) 632-2301 - (Class A, C, R & R6) (800) 448-FUND - (Class Z)

© 2020 Franklin Templeton Investments. All rights reserved.	474 S 08/20

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Franklin Mutual Financial Services Fund Shareholder:

During the six months ended June 30, 2020, global equity markets were extremely volatile and declined as the spread of the novel coronavirus (COVID-19)—first reported in December and initially centered in China—disrupted economic activity and contributed to negative investor sentiment for risk assets. Share prices plunged dramatically, pulling global equities from near-record levels in mid-February before bottoming in late March. Global stocks snapped back in April and May but moderated in June to close the period significantly above the market trough, although still in negative territory. The broad U.S. equity market, as measured by the Standard & Poor’s® 500 Index, finished the period down -3.08%, and global stocks, as measured by the MSCI World Index, retreated -5.48% .1

As the period opened, major equity markets were rallying, lifted by China and the United States’ Phase-One trade agreement that was intended to serve as the foundation of a comprehensive settlement of two years of tariff one-upmanship between the world’s two largest economies. Then, COVID-19 emerged and upended these and other plans.

The spread of the pandemic evolved into a global public health crisis, and countries around the world implemented lockdown and physical distancing measures intended to “flatten the curve” of the contagion. Consumer and business spending fell, and manufacturing and other activity came to a virtual halt. Consequently, the world’s major economies fell into recession—including an end to the record-long U.S. expansion—and projections about the economic fallout exceeded that of the 2007–2009 Global Financial Crisis.

In response, central banks expanded their mandates to support economies and markets. The U.S. Federal Reserve (Fed) and the U.S. Congress undertook unprecedented monetary and fiscal stimulus that included lowering the federal funds rate to a range of 0.00%–0.25%; initiating open-ended quantitative easing; pledging to purchase short-dated investment-grade corporate debt and exchange-traded funds; sending checks directly to millions of Americans; expanding unemployment insurance; and

offering billions in loans to both small and large businesses. The European Union approved a €750 billion (US$825 billion) COVID-19 recovery fund that recommended financial burden sharing among member states.

Policymakers’ “whatever-it-takes” approach lifted investor sentiment, and stock prices surged. Rates of infection in some of the viral epicenters around the world slowed, and government officials, eager to restart economies, embarked on a gradual, albeit uneven, reopening.

In the period’s final month, the market rally continued but slowed considerably as the number of new, daily COVID-19 diagnoses spiked in U.S. states that were among the first to reopen. These trends may have worsened as many restless citizens, locked down since March, were less than diligent about adhering to social distancing and face-covering guidelines.

In late June, the Fed released the results of its annual Comprehensive Capital Analysis and Review report of large banks, better known as stress tests, and concluded that “banks can remain strong in the face of even the harshest shocks.” Nevertheless, the Fed capped dividends of banks at current levels and halted share buybacks until after the third quarter. Bank stocks reacted negatively to this development.

Market volatility and economic uncertainty can often present what we consider opportunities. We used our bottom-up, fundamentally driven investment process to add select positions that historically have not met our investment criteria but were now, in our opinion, attractively valued, and to move capital between existing positions to reflect market shifts. We believe this approach may offer meaningful upside potential and a degree of downside protection in periods of financial market turbulence. While the current level of uncertainty may be unnerving, it is important to remember that the market historically rewards investors who take a long-term perspective. To that end, we recognize the importance of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well-positioned for the years ahead.

On the following pages, the portfolio management team reviews investment decisions that pertain to performance during the past six months considering the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of June 30, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Not part of the semiannual report	franklintempleton.com

SEMIANNUAL REPORT

Franklin Mutual Financial Services Fund

This semiannual report for Franklin Mutual Financial Services Fund covers the period ended June 30, 2020.

Your Fund’s Goal and Main Investments

The Fund’s principal investment goal is capital appreciation, which may occasionally be short term. Its secondary goal is income. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of financial services companies that we believe are available at market prices less than their intrinsic value. The Fund invests primarily in equity securities, mainly common stocks with a current focus on mid- and large cap companies. To a significantly lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest in foreign securities without limit. The Geographic Composition bar chart on this page lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares posted a cumulative total return of -27.74% for the six months ended June 30, 2020. For comparison, the Fund’s primary benchmark, the MSCI World Financials Index (USD), which captures large and midcap representation across developed markets countries, posted a -22.71% total return, while its secondary benchmark, the Standard & Poor’s 500 (S&P 500®) Financials Index, which tracks financials stocks in the S&P 500, posted a -23.62% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI All Country World Index (USD), posted a -5.99% total return during the six months under review.1 Stocks fell sharply in early 2020 as countries around

Geographic Composition*

Based on Total Net Assets as of 6/30/20

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

the world implemented lockdown measures in an effort to slow the spread of the novel coronavirus (COVID-19). Global supply chain disruptions, business and personal restrictions, and subdued consumer spending drove many investors to

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 14.

franklintempleton.com	Semiannual Report	3

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

sell equity holdings in favor of perceived safe investments such as government bonds and cash. While global equities, notably in the U.S., rebounded in April and May amid optimism about easing lockdown restrictions, concerns about a second wave of infections hindered equities in June, as investors weighed the possibility of renewed restrictions.

In the U.S., government mandates to mitigate the COVID-19 pandemic severely impacted the economy beginning in March 2020. As a result, the unemployment rate surged to 14.7% in April, as many businesses, particularly those involved in hospitality, retail and travel, announced mass layoffs.2 According to the National Bureau of Economic Research, the longest U.S. economic expansion in history ended in February 2020 as the country slipped into a severe recession. Nonetheless, near period-end, there were signs that a recovery was underway, as jobless claims fell considerably from their peak in early April, retail sales rose sharply in May, and the unemployment rate fell to 11.1% in June.2 Along with optimism about improved treatments and potential vaccines for COVID-19, the positive economic signals contributed to a significant equity rebound in April and May. However, an increase in COVID-19 infections in many states throughout June pressured U.S. stocks.

Additionally, the U.S. Federal Reserve (Fed) made significant efforts to support the U.S. economy. In March 2020, as the pandemic began to severely impact the economy and financial markets, the Fed implemented two emergency rate cuts, lowering the federal funds target rate to a range of 0.00%–0.25%, and announced sweeping quantitative easing measures aimed at ensuring credit flow to borrowers and supporting credit markets with unlimited amounts of bond purchasing.

In the eurozone, some analysts forecasted a significant contraction in 2020, particularly in southern European countries, as the magnitude of the economic disruption caused by the pandemic became apparent. European developed market equities, as measured by the MSCI Europe Index (USD), posted a -12.43% total return for the period.1 To stimulate growth, the European Central Bank implemented a broad bond-buying program, and many countries passed fiscal stimulus measures.

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index (USD), posted a -5.51% total return during the six-month period.1 The onset of the pandemic brought dramatically slower economic activity in Asia, as businesses halted operations and manufacturing and export activity declined sharply in the region’s major economies. Asian markets generally advanced toward period-end, bolstered by fiscal stimulus measures and economies reopening throughout the region, especially in China.

Emerging market stocks, as measured by the MSCI Emerging Markets Index (USD), posted a -9.67% total return due primarily to the COVID-19 pandemic.1 A sharp decrease in prices for oil and other natural resources also hurt emerging market economies reliant on these exports. In the last quarter of the reporting period, however, investor optimism led to a stock rally, particularly in emerging market countries that had successfully lowered infection rates.

Investment Strategy

We strive to provide investors with superior risk-adjusted returns over time through our distinctive, value investment style, which includes investments in undervalued common stocks, and to a significantly lesser extent, distressed debt and merger arbitrage. Rigorous fundamental analysis drives our investment process. We attempt to determine each investment’s intrinsic value as well as the price at which we would be willing to commit shareholder funds. While valuation remains our key consideration, we utilize numerous fundamental factors such as return on equity, financial leverage and long-term earnings power. We also consider factors such as management quality and competitive position. As always, our approach to investing is as such about assessing risk and containing losses as it is about achieving profits. Our portfolio selection process generally includes an assessment of the potential impacts of any material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

The novel coronavirus (COVID-19) pandemic has significantly altered our way of life. Despite this, stocks have rallied off the March 23 market bottom and are within range of the pre-pandemic, all-time highs achieved earlier in the year. While the economy has reopened, the recovery is likely to be uneven. The question that we wrestle with daily is what does this scenario mean for equities in general and undervalued stocks in particular?

2. Source: U.S. Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

4	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Markets rose sharply in April, as investors moved back into the growth stocks that propelled the market to the all-time highs of January. In late May, however, there was a turn in market sentiment resulting in value briefly outperforming growth. Undervalued stocks often benefit in periods of improving economic activity or stabilization as business prospects improve. Increasing demand across the economy, especially in cyclical sectors, can provide a tailwind for these companies and drive shareholder value. This is a scenario that often occurs off an economic bottom, and we are positioning our portfolios to capitalize on this trend.

The second-quarter earnings reporting season (occurring in July and August) marks the first period with the full impact of the economic lockdowns and will provide a more complete view into the pandemic’s impact on corporate statements. Many financial officers withdrew full-year 2020 guidance, as they reported first-quarter results, due to limited revenue visibility. As a result, the path ahead for stocks is less clear. We remain cautious amid these elevated risks.

Fund Performance

Turning to Fund performance, investments that detracted included American International Group (AIG; not held at period-end), Wells Fargo and Everest Re Group.

Shares of U.S.-based insurer AIG retreated as COVID-19 concerns and a lack of clarity on forward guidance related to expenses and investment income contributed to negative investor sentiment. The stock initially rallied following the company’s first-quarter earnings call at which management revealed that the majority of its property policies—which include coverage for business interruption—contained exclusions for losses related to viruses.

The shares of U.S.-based diversified financial services company Wells Fargo were pulled down by negative investor sentiment for financials, which have trailed the broader market rally from the March 23 bottom. Concerns about a possible dividend cut as bank earnings have come under pressure, and speculation about the Fed moving to negative interest rates—subsequently refuted by Fed Chairman Jerome Powell—contributed to the selloff. Earlier in the period, management reported year-end 2019 earnings that fell well short of consensus estimates.

Shares of Bermuda-based insurer Everest Re Group sold off as part of a broad equity market decline related to the economic impact of COVID-19 containment measures on global growth. Financial stocks were severely punished and have trailed the rebound off the March bottom. Everest Re’s stock price recovered some lost ground late in the period as

Portfolio Composition*

*Based on Total Net Assets as of 6/30/20

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

supportive monetary and fiscal policies boosted investor sentiment, lifting equities. The reinsurer reported earnings that exceeded analysts’ consensus forecasts, and first-quarter share repurchases totaled more than 970,000 shares. Late in the period, management increased the buyback authorization by 2 million shares.

During the period under review, Fund investments that contributed positively to performance included Deutsche Bank, BRP Group and PNC Financial Services Group. Deutsche Bank is listed among the Fund’s largest positions in the Top 10 Equity Holdings table on page 6.

Shares of Germany-based global financial services provider Deutsche Bank rose during the period, improving as COVID-19 related lockdowns were eased and investor sentiment turned positive. First-quarter financial results exceeded consensus expectations, and the stock continued its run as the year’s best performing European lender. Robust government support and low levels of household and corporate debt in the German market should help Deutsche Bank withstand the financial pressures caused by the COVID-19 pandemic.

U.S.-based insurance distribution and holding company BRP Group was an outperformer during the period. Management has continued to execute on its growth-via-acquisition strategy throughout the market correction and subsequent

franklintempleton.com	Semiannual Report	5

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Top 10 Equity Holdings

6/30/20

Company Sector/Industry, Country	% of Total Net Assets

Voya Financial Inc. Diversified Financial Services, U.S.	4.9%

The Hartford Financial Services Group Inc. Insurance, U.S.	4.4%

Everest Re Group Ltd. Insurance, U.S.	4.1%

NN Group NV Insurance, Netherlands	4.1%

ING Groep NV Banks, Netherlands	3.8%

ASR Nederland NV Insurance, Netherlands	3.8%

Deutsche Bank AG Capital Markets, Germany	3.8%

Alleghany Corp. Insurance, U.S.	3.6%

Capital One Financial Corp. Consumer Finance, U.S.	3.2%

Credito Valtellinese SpA Banks, Italy	3.1%

recovery, and the company, which went public in 2019, has made seven acquisitions this year. BRP operates in four core segments: middle market, specialty, Main Street and Medicare. We took advantage of a pandemic-related market pullback to buy shares at an attractive valuation during a secondary market offering.

Shares of U.S.-based diversified banking and asset management company PNC Financial Services Group were volatile during the period as investors continued to digest the fallout from COVID-19. Additionally, and importantly, company management sold its 22% stake in BlackRock, the world’s largest asset manager. The transaction, which generated more than $14 billion, bolsters PNC’s capital position, allowing it to make opportunistic acquisitions that could emerge as the economy slows and the competitive environment becomes challenging for some banks. PNC’s short-term results will be impacted by the loss of profit from BlackRock, but the lender will benefit from selling during a lower corporate tax rate environment, and it has a war chest to take advantage of potential market distress.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive overall impact on the Fund’s performance.

As fellow shareholders, we found recent absolute and relative performance disappointing, but our strategy of seeking undervalued stocks can lag the growth equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

Thank you for your participation in Franklin Mutual Financial Services Fund. We look forward to continuing to serve your investment needs.

Andrew Sleeman, CFA

Co-Portfolio Manager

Andrew B. Dinnhaupt, CFA

Co-Portfolio Manager

Luis Hernandez

Co-Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

6	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Performance Summary as of June 30, 2020

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[1]	Average Annual Total Return	[2]

Z

6-Month	-27.74%		-27.74%

1-Year	-22.29%		-22.29%

5-Year	-7.81%		-1.61%

10-Year	+75.35%		+5.78%

A3

6-Month	-27.83%		-31.76%

1-Year	-22.42%		-26.69%

5-Year	-8.89%		-2.94%

10-Year	+70.58%		+4.89%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

franklintempleton.com	Semiannual Report	7

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses4

Share Class

Z	1.10%

A	1.35%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investing in a single-sector fund involves special risks, including greater sensitivity to economic, political or regulatory developments impacting the sector. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political uncertainty concerning the economic consequences of the departure of the U.K. from the European Union may increase market volatility. Smaller-company stocks have exhibited greater price volatility than larger-company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower-rated bonds, which entail higher credit risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

8	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During Period 1/1/20–6/30/201, [2]	Ending Account Value 6/30/20	Expenses Paid During Period 1/1/20–6/30/201, [2]	Net Annualized Expense Ratio[2]

Z	$1,000	$722.60	$4.80	$1,019.29	$ 5.62	1.12%
A	$1,000	$722.10	$5.87	$1,018.05	$ 6.87	1.37%
C	$1,000	$719.20	$9.06	$1,014.32	$10.62	2.12%
R6	$1,000	$723.10	$4.24	$1,019.94	$ 4.97	0.99%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Semiannual Report	9

FRANKLIN MUTUAL SERIES FUNDS

Financial Highlights

Franklin Mutual Financial Services Fund

	Six Months Ended June 30, 2020	Year Ended December 31,
	(unaudited)	2019	2018	2017	2016		2015

Class Z

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$22.78	$19.46	$24.14	$21.65	$19.63		$18.40

Income from investment operations[a]:

Net investment income[b]	0.12	0.38	0.38 [c]	0.22	0.31	[d]	0.30	[e]

Net realized and unrealized gains (losses)	(6.44)	3.38	(4.37)	2.76	2.00		1.23

Total from investment operations	(6.32)	3.76	(3.99)	2.98	2.31		1.53

Less distributions from:

Net investment income	—	(0.44)	(0.17)	(0.49)	(0.29)		(0.30)

Net realized gains	—	—	(0.52)	—	—		—

Total distributions	—	(0.44)	(0.69)	(0.49)	(0.29)		(0.30)

Net asset value, end of period	$16.46	$22.78	$19.46	$24.14	$21.65		$19.63

Total return[f]	(27.74)%	19.32%	(16.49)%	13.77%	11.79%		8.34%

Ratios to average net assets[g]

Expenses[h]	1.12%	1.10%	1.09% [i]	1.09%	1.13%	[i]	1.13%

Net investment income	1.36%	1.80%	1.61% [c]	0.95%	1.64%	[d]	1.53%	[e]

Supplemental data

Net assets, end of period (000’s)	$90,484	$139,189	$142,212	$210,825	$162,687		$178,157

Portfolio turnover rate	18.93%	17.06%	33.11%	67.89%	34.58%		25.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.29%.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.38%.

eNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.81%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

10	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Financial Services Fund (continued)

	Six Months Ended June 30, 2020	Year Ended December 31,
	(unaudited)	2019	2018	2017	2016		2015

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$22.85	$19.52	$24.21	$21.70	$19.69		$18.46

Income from investment operations[a]:

Net investment income[b]	0.10	0.33	0.31 [c]	0.16	0.26	[d]	0.25	[e]

Net realized and unrealized gains (losses)	(6.46)	3.38	(4.36)	2.78	1.99		1.23

Total from investment operations	(6.36)	3.71	(4.05)	2.94	2.25		1.48

Less distributions from:

Net investment income	—	(0.38)	(0.12)	(0.43)	(0.24)		(0.25)

Net realized gains	—	—	(0.52)	—	—		—

Total distributions	—	(0.38)	(0.64)	(0.43)	(0.24)		(0.25)

Net asset value, end of period	$16.49	$22.85	$19.52	$24.21	$21.70		$19.69

Total return[f]	(27.83)%	19.06%	(16.72)%	13.55%	11.46%		8.05%

Ratios to average net assets[g]

Expenses[h]	1.37%	1.35%	1.34% [i]	1.34%	1.38%	[i]	1.41%

Net investment income	1.11%	1.55%	1.36% [c]	0.70%	1.39%	[d]	1.25%	[e]

Supplemental data

Net assets, end of period (000’s)	$181,312	$278,968	$298,878	$368,850	$346,008		$360,278

Portfolio turnover rate	18.93%	17.06%	33.11%	67.89%	34.58%		25.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.04%.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.13%.

eNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.53%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	11

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Financial Services Fund (continued)

	Six Months Ended June 30, 2020	Year Ended December 31,
	(unaudited)	2019	2018		2017	2016		2015

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$22.65	$19.32	$24.08		$21.60	$19.61		$18.41

Income from investment operations[a]:

Net investment income (loss)[b]	0.03	0.18	0.15	[c]	(0.01)	0.12	[d]	0.10	[e]

Net realized and unrealized gains (losses)	(6.39)	3.32	(4.33)		2.74	1.96		1.24

Total from investment operations	(6.36)	3.50	(4.18)		2.73	2.08		1.34

Less distributions from:

Net investment income	—	(0.17)	(0.06)		(0.25)	(0.09)		(0.14)

Net realized gains	—	—	(0.52)		—	—		—

Total distributions	—	(0.17)	(0.58)		(0.25)	(0.09)		(0.14)

Net asset value, end of period	$16.29	$22.65	$19.32		$24.08	$21.60		$19.61

Total return[f]	(28.08)%	18.15%	(17.35)%		12.66%	10.64%		7.30%

Ratios to average net assets[g]

Expenses[h]	2.12%	2.10%	2.09%	[i]	2.09%	2.13%	[i]	2.13%

Net investment income (loss)	0.36%	0.80%	0.61%	[c]	(0.05)%	0.64%	[d]	0.53%	[e]

Supplemental data

Net assets, end of period (000’s)	$27,016	$46,132	$58,610		$134,117	$128,766		$132,975

Portfolio turnover rate	18.93%	17.06%	33.11%		67.89%	34.58%		25.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.29%.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.38%.

eNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.19)%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Financial Services Fund (continued)

	Six Months Ended June 30, 2020	Year Ended December 31,
	(unaudited)	2019	2018	2017	2016		2015

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$22.93	$19.58	$24.30	$21.79	$19.76		$18.52

Income from investment operations[a]:

Net investment income[b]	0.13	0.42	0.41 [c]	0.25	0.32	[d]	0.07	[e]

Net realized and unrealized gains (losses)	(6.48)	3.40	(4.41)	2.78	2.03		1.49

Total from investment operations	(6.35)	3.82	(4.00)	3.03	2.35		1.56

Less distributions from:

Net investment income	—	(0.47)	(0.20)	(0.52)	(0.32)		(0.32)

Net realized gains	—	—	(0.52)	—	—		—

Total distributions	—	(0.47)	(0.72)	(0.52)	(0.32)		(0.32)

Net asset value, end of period	$16.58	$22.93	$19.58	$24.30	$21.79		$19.76

Total return[f]	(27.69)%	19.51%	(16.41)%	13.92%	11.93%		8.55%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates	1.14%	1.05%	1.06%	0.97%	0.99%		1.16%

Expenses net of waiver and payments by affiliates[h]	0.99%	0.97%	0.97%	0.95%	0.96%		0.96%

Net investment income	1.49%	1.93%	1.73% [c]	1.09%	1.81%	[d]	1.70%	[e]

Supplemental data

Net assets, end of period (000’s)	$1,741	$2,931	$3,371	$4,523	$2,601		$1,421

Portfolio turnover rate	18.93%	17.06%	33.11%	67.89%	34.58%		25.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.41%.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.55%.

eNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.98%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

FRANKLIN MUTUAL SHARES FUND

Statement of Investments, June 30, 2020 (unaudited)

Franklin Mutual Financial Services Fund

	Country	Shares	Value

Common Stocks 92.8%
Banks 36.4%
[a]AB&T Financial Corp.	United States	226,100	$85,918
[b]AIB Group PLC	Ireland	2,267,537	2,862,830
Bank of America Corp.	United States	110,800	2,631,500
Barclays PLC	United Kingdom	6,526,213	9,206,800
[b,c]BAWAG Group AG, 144A	Austria	220,031	7,612,845
[b]BNP Paribas SA	France	154,440	6,169,949
CaixaBank SA	Spain	3,048,869	6,521,828
Citigroup Inc.	United States	39,510	2,018,961
Citizens Financial Group Inc.	United States	373,300	9,422,092
[b]Credito Valtellinese SpA	Italy	1,587,663	9,423,804
First Horizon National Corp.	United States	553,729	5,515,141
ING Groep NV	Netherlands	1,655,210	11,537,283
JPMorgan Chase & Co.	United States	43,980	4,136,759
PNC Financial Services Group Inc.	United States	12,900	1,357,209
Shinsei Bank Ltd.	Japan	271,911	3,288,820
Southern National Bancorp of Virginia Inc.	United States	649,760	6,296,174
Standard Chartered PLC	United Kingdom	1,298,159	7,036,769
Synovus Financial Corp.	United States	270,611	5,555,644
[b]UniCredit SpA	Italy	663,877	6,126,519
Wells Fargo & Co.	United States	101,870	2,607,872

			109,414,717

Capital Markets 6.8%
Credit Suisse Group AG	Switzerland	683,381	7,110,488
[b]Deutsche Bank AG	Germany	1,205,177	11,496,480
Guotai Junan Securities Co. Ltd.	China	1,396,063	1,941,482

			20,548,450

Consumer Finance 3.8%
Capital One Financial Corp.	United States	154,910	9,695,817
Sun Hung Kai & Co. Ltd.	Hong Kong	4,361,704	1,716,848

			11,412,665

Diversified Financial Services 6.8%
M&G PLC	United Kingdom	2,775,972	5,763,919
Voya Financial Inc.	United States	315,950	14,739,067

			20,502,986

Household Durables 2.3%
Cairn Homes PLC	Ireland	6,659,782	6,751,424

Insurance 34.1%
Alleghany Corp.	United States	21,947	10,735,156
ASR Nederland NV	Netherlands	373,840	11,501,045
[b]BRP Group Inc.	United States	300,000	5,181,000
China Pacific Insurance Group Co. Ltd., H	China	1,238,600	3,328,946
Direct Line Insurance Group PLC	United Kingdom	2,460,898	8,251,194
Everest Re Group Ltd.	United States	59,100	12,186,420
The Hartford Financial Services Group Inc.	United States	341,672	13,171,456
[b]International General Insurance Holdings Ltd.	Jordan	1,062,755	7,333,009

14	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Financial Services Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Insurance (continued)
MetLife Inc.	United States	155,970	$5,696,024
NN Group NV	Netherlands	362,274	12,174,136
RSA Insurance Group PLC	United Kingdom	1,581,336	8,008,245
T&D Holdings Inc.	Japan	563,469	4,839,750

			102,406,381

Real Estate Management & Development 1.5%
[b]Dolphin Capital Investors Ltd.	Greece	3,979,650	152,388
Kenedix Inc.	Japan	874,000	4,319,506

			4,471,894

Thrifts & Mortgage Finance 1.1%
Indiabulls Housing Finance Ltd.	India	1,200,419	3,290,038

Total Common Stocks (Cost $366,980,171)			278,798,555

		Principal Amount

Short Term Investments 6.4%

U.S. Government and Agency Securities 6.4%
[d]FHLB, 7/01/20	United States	$4,300,000	4,300,000
[d]U.S. Treasury Bill,
7/02/20	United States	12,000,000	11,999,972
7/07/20	United States	2,000,000	1,999,962
[e]11/27/20	United States	1,000,000	999,379

Total U.S. Government and Agency Securities (Cost $19,299,266)			19,299,313

Total Investments (Cost $386,279,437) 99.2%			298,097,868
Other Assets, less Liabilities 0.8%			2,455,455

Net Assets 100.0%			$300,553,323

aSee Note 11 regarding holdings of 5% voting securities.

bNon-income producing.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At June 30, 2020, the value of this security was $7,612,845, representing 2.5% of net assets.

dThe security was issued on a discount basis with no stated coupon rate.

eA portion or all of the security has been segregated as collateral for open forward exchange contracts. At June 30, 2020, the value of this security pledged amounted to $586,635, representing 0.2% of net assets.

franklintempleton.com	Semiannual Report	15

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Financial Services Fund (continued)

At June 30, 2020, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Currency Contracts
EUR/USD	Short	146	$20,537,637	9/14/20	$136,765
GBP/USD	Short	118	9,142,788	9/14/20	254,458

Total Futures Contracts					$391,223

*As of period end.

At June 30, 2020, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Euro	BOFA	Buy	2,988,365	$3,343,890	7/15/20	$14,479	$—
Euro	BOFA	Sell	3,783,039	4,172,286	7/15/20	—	(79,147)
Euro	BONY	Buy	2,662,010	2,964,645	7/15/20	26,961	—
Euro	HSBK	Buy	502,596	571,662	7/15/20	—	(6,836)
Euro	HSBK	Buy	5,899,109	6,498,034	7/15/20	131,470	—
Euro	HSBK	Sell	4,459,258	4,929,198	7/15/20	—	(82,181)
Euro	HSBK	Sell	16,334,651	18,378,607	7/15/20	21,487	—
Euro	SSBT	Buy	237,462	269,255	7/15/20	—	(2,392)
Euro	SSBT	Buy	1,798,310	2,016,882	7/15/20	4,085	—
Euro	SSBT	Sell	2,219,468	2,458,128	7/15/20	—	(36,143)
Euro	SSBT	Sell	16,334,651	18,377,136	7/15/20	20,017	—
Euro	UBSW	Buy	1,108,487	1,262,909	7/15/20	—	(17,175)
Euro	UBSW	Buy	2,976,755	3,340,567	7/15/20	4,755	—
Euro	UBSW	Sell	1,494,782	1,654,857	7/15/20	—	(24,999)
British Pound	BOFA	Sell	1,396,131	1,688,662	7/16/20	—	(41,372)
British Pound	BONY	Sell	168,151	209,784	7/16/20	1,417	—
British Pound	HSBK	Buy	22,969	28,556	7/16/20	—	(94)
British Pound	HSBK	Sell	445,646	557,499	7/16/20	5,271	—
British Pound	SSBT	Buy	317,836	394,799	7/16/20	—	(948)
British Pound	BOFA	Buy	398,289	475,945	8/14/20	17,678	—
British Pound	BOFA	Buy	871,496	1,105,222	8/14/20	—	(25,128)
British Pound	BOFA	Sell	200,788	249,804	8/14/20	957	—
British Pound	BONY	Buy	1,100,000	1,350,821	8/14/20	12,471	—
British Pound	HSBK	Buy	1,961,395	2,410,947	8/14/20	19,920	—
British Pound	HSBK	Buy	2,278,529	2,856,811	8/14/20	—	(32,902)
British Pound	HSBK	Sell	284,360	337,109	8/14/20	—	(15,315)
British Pound	HSBK	Sell	11,227,458	14,622,922	8/14/20	708,102	—
British Pound	SSBT	Sell	324,106	381,894	8/14/20	—	(19,789)
British Pound	SSBT	Sell	11,227,458	14,625,111	8/14/20	710,291	—
British Pound	UBSW	Buy	503,470	617,640	8/14/20	6,339	—

16	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Financial Services Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
British Pound	UBSW	Buy	1,192,517	$1,565,499	8/14/20	$—	$(87,548)
Swiss Franc	SSBT	Buy	156,580	165,317	8/17/20	189	—
Swiss Franc	UBSW	Sell	6,729,338	7,160,928	8/17/20	47,957	—
Euro	BOFA	Sell	2,095,385	2,296,774	8/18/20	—	(59,884)
Euro	BONY	Sell	4,829,856	5,338,918	8/18/20	—	(93,167)
Euro	HSBK	Sell	3,556,128	3,877,622	8/18/20	—	(121,915)
Euro	UBSW	Sell	3,635,069	3,980,911	8/18/20	—	(107,412)
Japanese Yen	SSBT	Sell	1,365,012,507	12,792,575	8/24/20	141,702	—
Japanese Yen	UBSW	Buy	48,817,468	453,622	8/24/20	—	(1,184)
Euro	BOFA	Sell	718,173	784,067	10/07/20	—	(24,611)
Euro	BONY	Sell	723,739	815,962	10/07/20	1,017	—
Euro	BONY	Sell	1,542,245	1,687,852	10/07/20	—	(48,749)
Euro	HSBK	Sell	1,229,191	1,395,364	10/07/20	11,269	—
Euro	HSBK	Sell	2,521,134	2,778,654	10/07/20	—	(60,197)
Euro	SSBT	Sell	723,739	815,148	10/07/20	202	—
Euro	UBSW	Sell	1,620,948	1,833,942	10/07/20	8,721	—
Euro	UBSW	Sell	2,411,528	2,630,243	10/07/20	—	(85,189)
British Pound	UBSW	Sell	1,247,247	1,539,112	11/23/20	—	(7,682)
British Pound	UBSW	Sell	2,369,137	2,991,039	11/23/20	52,911	—
Euro	BOFA	Sell	1,303,279	1,442,789	11/23/20	—	(26,637)
Euro	HSBK	Sell	775,693	880,098	11/23/20	5,517	—
Euro	HSBK	Sell	2,544,036	2,834,939	11/23/20	—	(33,418)
Euro	SSBT	Sell	780,705	884,945	11/23/20	4,713	—
Euro	SSBT	Sell	1,539,298	1,710,583	11/23/20	—	(24,950)
Euro	UBSW	Sell	775,693	878,787	11/23/20	4,206	—
Euro	UBSW	Sell	2,431,848	2,693,646	11/23/20	—	(48,221)

Total Forward Exchange Contracts						$1,984,104	$(1,215,185)

Net unrealized appreciation (depreciation)						$768,919

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 10 regarding other derivative information.

See Abbreviations on page 34.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	17

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2020 (unaudited)

Franklin Mutual Financial Services Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$384,052,682
Cost - Non-controlled affiliates (Note 11)	2,226,755

Value - Unaffiliated issuers	$298,011,950
Value - Non-controlled affiliates (Note 11)	85,918
Cash	178,418
Foreign currency, at value (cost $32,680)	31,919
Receivables:
Investment securities sold	30,898
Capital shares sold	200,680
Dividends	666,183
European Union tax reclaims	833,509
Deposits with brokers for:
Futures contracts	669,955
Unrealized appreciation on OTC forward exchange contracts	1,984,104
Other assets	388,084

Total assets	303,081,618

Liabilities:
Payables:
Capital shares redeemed	704,786
Management fees	221,270
Distribution fees	61,377
Transfer agent fees	61,751
Trustees’ fees and expenses	38,462
Variation margin on futures contracts	78,000
Unrealized depreciation on OTC forward exchange contracts	1,215,185
Accrued expenses and other liabilities	147,464

Total liabilities	2,528,295

Net assets, at value	$300,553,323

Net assets consist of:
Paid-in capital	$427,555,340
Total distributable earnings (losses)	(127,002,017)

Net assets, at value	$300,553,323

18	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2020 (unaudited)

Franklin Mutual Financial Services Fund

Class Z:
Net assets, at value	$90,484,335

Shares outstanding	5,495,699

Net asset value and maximum offering price per share	$16.46

Class A:
Net assets, at value	$181,311,823

Shares outstanding	10,991,932

Net asset value per share[a]	$16.49

Maximum offering price per share (net asset value per share ÷ 94.50%)	$17.45

Class C:
Net assets, at value	$27,015,799

Shares outstanding	1,658,881

Net asset value and maximum offering price per share[a]	$16.29

Class R6:
Net assets, at value	$1,741,366

Shares outstanding	105,011

Net asset value and maximum offering price per share	$16.58

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	19

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2020 (unaudited)

Franklin Mutual Financial Services Fund

Investment income:
Dividends:(net of foreign taxes)*
Unaffiliated issuers	$4,166,646
Non-controlled affiliates (Note 11)	574
Interest:
Unaffiliated issuers	68,787

Total investment income	4,236,007

Expenses:
Management fees (Note 3a)	1,500,844
Distribution fees: (Note 3c)
Class A	256,873
Class C	163,496
Transfer agent fees: (Note 3e)
Class Z	76,495
Class A	152,649
Class C	24,275
Class R6	1,701
Custodian fees (Note 4)	12,041
Reports to shareholders	32,595
Registration and filing fees	38,386
Professional fees	54,047
Trustees’ fees and expenses	15,642
Other	6,053

Total expenses	2,335,097
Expense reductions (Note 4)	(1,126)
Expenses waived/paid by affiliates (Note 3f)	(1,468)

Net expenses	2,332,503

Net investment income	1,903,504

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(28,599,001)
Foreign currency transactions	54,515
Forward exchange contracts	(2,100,386)
Futures contracts	189,858

Net realized gain (loss)	(30,455,014)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(103,369,129)
Non-controlled affiliates (Note 11)	(23,740)
Translation of other assets and liabilities denominated in foreign currencies	8,646
Forward exchange contracts	3,803,950
Futures contracts	681,989

Net change in unrealized appreciation (depreciation)	(98,898,284)

Net realized and unrealized gain (loss)	(129,353,298)

Net increase (decrease) in net assets resulting from operations	$(127,449,794)

*Foreign taxes withheld on dividends	$91,602

20	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Mutual Financial Services Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019

Increase (decrease) in net assets:
Operations:
Net investment income	$ 1,903,504	$ 7,499,710
Net realized gain (loss)	(30,455,014)	4,459,602
Net change in unrealized appreciation (depreciation)	(98,898,284)	72,985,025

Net increase (decrease) in net assets resulting from operations	(127,449,794)	84,944,337

Distributions to shareholders:
Class Z	—	(2,651,907)
Class A	—	(4,583,542)
Class C	—	(357,699)
Class R6	—	(62,332)

Total distributions to shareholders	—	(7,655,480)

Capital share transactions: (Note 2)
Class Z	(10,894,056)	(25,248,222)
Class A	(21,295,128)	(65,850,270)
Class C	(6,537,345)	(21,041,157)
Class R6	(490,173)	(1,001,103)

Total capital share transactions	(39,216,702)	(113,140,752)

Net increase (decrease) in net assets	(166,666,496)	(35,851,895)
Net assets:
Beginning of period	467,219,819	503,071,714

End of period	$ 300,553,323	$ 467,219,819

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	21

FRANKLIN MUTUAL SERIES FUNDS

Notes to Financial Statements (unaudited)

Franklin Mutual Financial Services Fund

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Financial Services Fund (Fund) is included in this report. The Fund offers four classes of shares: Class Z, Class A, Class C and Class R6. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Events can occur

22	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Financial Services Fund (continued)

between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time. At June 30, 2020, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy. See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets

franklintempleton.com	Semiannual Report	23

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Financial Services Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Derivative Financial Instruments (continued)

and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 10 regarding other derivative information.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be

24	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Financial Services Fund (continued)

sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

franklintempleton.com	Semiannual Report	25

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Financial Services Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	528,645	$9,123,959	812,603	$17,390,341
Shares issued in reinvestment of distributions	—	—	105,805	2,403,432
Shares redeemed	(1,143,181)	(20,018,015)	(2,116,626)	(45,041,995)

Net increase (decrease)	(614,536)	$(10,894,056)	(1,198,218)	$(25,248,222)

Class A Shares:
Shares sold[a]	855,227	$14,004,332	938,834	$20,168,898
Shares issued in reinvestment of distributions	—	—	195,362	4,450,004
Shares redeemed	(2,071,941)	(35,299,460)	(4,240,433)	(90,469,172)

Net increase (decrease)	(1,216,714)	$(21,295,128)	(3,106,237)	$(65,850,270)

Class C Shares:
Shares sold	111,047	$1,824,205	185,573	$3,904,208
Shares issued in reinvestment of distributions	—	—	15,462	346,913
Shares redeemed[a]	(488,852)	(8,361,550)	(1,197,724)	(25,292,278)

Net increase (decrease)	(377,805)	$(6,537,345)	(996,689)	$(21,041,157)

Class R6 Shares:
Shares sold	33,511	$525,667	82,219	$1,781,383
Shares issued in reinvestment of distributions	—	—	2,727	62,332
Shares redeemed	(56,328)	(1,015,840)	(129,250)	(2,844,818)

Net increase (decrease)	(22,817)	$(490,173)	(44,304)	$(1,001,103)

[a]May include a portion of Class C shares that were automatically converted to Class A

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

26	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Financial Services Fund (continued)

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $1 billion
0.845%	Over $1 billion, up to and including $2 billion
0.825%	Over $2 billion, up to and including $5 billion
0.805%	In excess of $5 billion

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%

Class C	1.00%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/ Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$17,507
CDSC retained	$1,757

franklintempleton.com	Semiannual Report	27

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Financial Services Fund (continued)

3. Transactions with Affiliates (continued)

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2020, the Fund paid transfer agent fees of $255,120, of which $133,148 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until April 30, 2021. Prior to May 1, 2020, the Class R6 transfer agent fees were limited to 0.02%.

g. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended June 30, 2020, these purchase and sale transactions aggregated $1,233,191 and $1,580,612, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2020, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2020	$37,671
[b]Increase in projected benefit obligation	$1,877
Benefit payments made to retired trustees	$(240)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

28	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Financial Services Fund (continued)

At December 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$5,515,313
Long term	5,361,458

Total capital loss carryforwards	$10,876,771

At June 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$387,639,530

Unrealized appreciation	$14,089,366
Unrealized depreciation	(102,470,234)

Net unrealized appreciation (depreciation)	$(88,380,868)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and corporate actions.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2020, aggregated $62,727,183 and $102,861,734, respectively.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

franklintempleton.com	Semiannual Report	29

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Financial Services Fund (continued)

10. Other Derivative Information

At June 30, 2020, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Variation margin on futures contracts	$391,223	[a]	Variation margin on futures contracts	$—

	Unrealized appreciation on OTC forward exchange contracts	1,984,104		Unrealized depreciation on OTC forward exchange contracts	1,215,185

Totals		$2,375,327			$1,215,185

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2020, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Forward exchange contracts	$(2,100,386)	Forward exchange contracts	$3,803,950

	Futures contracts	189,858	Futures contracts	681,989

Totals		$(1,910,528)		$4,485,939

For the period ended June 30, 2020, the average month end notional amount of futures contracts represented $30,710,436. The average month end contract value of forward exchange contracts was $183,111,380.

At June 30, 2020, OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]

Derivatives
Forward exchange contracts	$1,984,104	$1,215,185

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

30	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Financial Services Fund (continued)

At June 30, 2020, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a]	Cash Collateral Received	Net Amount (Not less than zero)

Counterparty
BOFA	$ 33,114	$(33,114)	$—	$—	$—
BONY	41,866	(41,866)	—	—	—
HSBK	903,036	(352,858)	(486,261)	—	63,917
SSBT	881,199	(84,222)	(781,394)	—	15,583
UBSW	124,889	(124,889)	—	—	—

Total	$1,984,104	$(636,949)	$(1,267,655)	$—	$79,500

At June 30, 2020, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged[b,c]	Cash Collateral Pledged	Net Amount (Not less than zero)

Counterparty
BOFA	$ 256,779	$ (33,114)	$(223,665)	$ —	$ —
BONY	141,916	(41,866)	(100,050)	—	—
HSBK	352,858	(352,858)	—	—	—
SSBT	84,222	(84,222)	—	—	—
UBSW	379,410	(124,889)	(211,868)	—	42,653

Total	$1,215,185	$(636,949)	$(535,583)	$ —	$42,653

aAt June 30, 2020 the Fund received U.K. Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

bSee the accompanying Statement of Investments for securities pledged as collateral for derivatives.

cIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 34.

franklintempleton.com	Semiannual Report	31

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Financial Services Fund (continued)

11. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended June 30, 2020, investments in “affiliated companies” were as follows:

Name of Issuer	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income

Non-Controlled Affiliates
AB&T Financial Corp. (Value is 0.0%† of Net Assets)	$109,658	$—	$—	$—	$(23,740)	$85,918	226,100	$574

†Rounds to less than 0.1% of net assets.

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2020, the Fund did not use the Global Credit Facility.

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

32	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Financial Services Fund (continued)

A summary of inputs used as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments:
Banks	$39,627,270	$69,787,447	$—	$109,414,717
Capital Markets	—	20,548,450	—	20,548,450
Consumer Finance	9,695,817	1,716,848	—	11,412,665
Diversified Financial Services	14,739,067	5,763,919	—	20,502,986
Household Durables	—	6,751,424	—	6,751,424
Insurance	54,303,065	48,103,316	—	102,406,381
Real Estate Management & Development	—	4,471,894	—	4,471,894
Thrifts & Mortgage Finance	—	3,290,038	—	3,290,038
Short Term Investments	14,999,313	4,300,000	—	19,299,313

Total Investments in Securities	$133,364,532	$164,733,336	$—	$298,097,868

Other Financial Instruments:
Futures Contracts	$391,223	$—	$—	$391,223
Forward Exchange Contracts	—	1,984,104	—	1,984,104

Total Other Financial Instruments	$391,223	$1,984,104	$—	$2,375,327

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$1,215,185	$—	$1,215,185

aFor detailed categories, see the accompanying Statement of Investments.

14. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

franklintempleton.com	Semiannual Report	33

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Financial Services Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	FHLB Federal Home Loan Bank

BONY	The Bank of New York Mellon Corp.	GBP	British Pound

HSBK	HSBC Bank PLC	USD	United States Dollar

SSBT	State Street Bank and Trust Co., N.A.

UBSW	UBS AG

34	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Shareholder Information

Board Approval of Investment

Management Agreements

FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual Financial Services Fund

(Fund)

The Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at a meeting held on May 14, 2020, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments (FT) complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The Board also noted that it received an annual report on all payments made by FT or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FT from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the investment manager. As part of this review, particular attention was given to management’s diligent risk management program, including continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments

franklintempleton.com	Semiannual Report	35

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

SHAREHOLDER INFORMATION

are used to carry out the Fund’s investment goal(s). The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FT to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE,EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by the investment manager. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Fund. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The Board considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

36	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

SHAREHOLDER INFORMATION

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2019. They considered the history of performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition to the materials provided by management in connection with the renewal process, the independent trustees requested throughout the year (and received) additional presentations from the investment manager and senior management of FT regarding the performance of the investment manager and the Fund. As part of these presentations, the investment manager and senior management of FT reviewed enhancements that have been made, and are being made, to the investment manager’s investment process. In addition, it was noted that senior management of FT is conducting a review of the investment manager and the Fund and will report the results thereof to the independent trustees when completed.

Particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional global financial services funds. The Fund had total returns in the second-lowest performing quintile for the one-year period ended December 31, 2019, and had annualized total returns for the three- and five-year periods in the lowest and second-lowest performing quintiles, respectively. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2019 was in the middle performing quintile. The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees discussed with management the reasons for the relative underperformance for the one-, three-, and five-year periods ended December 31, 2019. While disappointed with the relative underperformance of the Fund, the Board did not believe that any changes with respect to the Fund were warranted at the time, particularly as the enhancements to the investment manager’s investment process continue to be implemented and as the review being conducted by senior management of FT is in process. The Board noted that it would continue to monitor future performance.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the renewal process, the trustees explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

franklintempleton.com	Semiannual Report	37

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

SHAREHOLDER INFORMATION

The Fund’s contractual management fee rate was in the second-most expensive quintile of its Lipper expense group and its total expenses were also in the second-most expensive quintile of such group. The Board noted that the Fund’s total expenses were within 1 basis point of its Lipper expense group median. The Board found such comparative fees and expenses to be acceptable in view of factors relating to the Fund’s operations, such as the quality and experience of its portfolio managers.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2019, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee and that the Board regularly evaluates whether additional breakpoints are appropriate. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management fees provide a sharing of benefits with the Fund and its shareholders.

38	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

SHAREHOLDER INFORMATION

Liquidity Risk Management Program

The Funds have adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. The Funds’ Board of Trustees approved the appointment of the Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) as the Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for FT products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Investment Compliance, Investment Operations, Valuation Committee and Product Management groups.

The LRMP Administrator Annual Report was presented to the Fund(s) Board of Trustees at their meetings in May 2020. The report covered the adequacy and effectiveness of the program during the period December 1, 2018 to December 31, 2019 (the “covered period”). The report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund. In addition, the LRMP Administrator presented the Fund Board of Trustees an update on liquidity during the first quarter of 2020 in relation to the COVID-19 pandemic.

During the reporting period, the Fund maintained a high level of liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments.” As a result, the Fund was designated a “Primarily Highly Liquid Fund” as defined under the Liquidity Rule and has not adopted a “Highly Liquid

Investment Minimum.” A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

There can be no assurance that the program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports

franklintempleton.com	Semiannual Report	39

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

SHAREHOLDER INFORMATION

and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

40	Semiannual Report	franklintempleton.com

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report and Shareholder Letter
Franklin Mutual Financial Services Fund

Investment Manager	Distributor	Shareholder Services
Franklin Mutual Advisers, LLC	Franklin Templeton Distributors, Inc.	(800) 632-2301 - (Class A, C &
	(800) DIAL BEN® / 342-5236	R6)
	franklintempleton.com	(800) 448-FUND - (Class Z)

© 2020 Franklin Templeton Investments. All rights reserved.	479 S 08/20

Item 2.	Code of Ethics.

(a)   The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f)   Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1)   The Registrant has an audit committee financial expert serving on its audit committee.

(2)   The audit committee financial experts are Edward I. Altman, Ann Torre Bates and David W. Niemiec and they are “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a)    Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)    Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUNDS

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	August 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	August 25, 2020

By	S\ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date	August 25, 2020